$250,000,000 REVOLVING CREDIT FACILITY

                                CREDIT AGREEMENT

                                  by and among

                 CHURCHILL DOWNS INCORPORATED, as the Borrower,

                                       and

                           THE GUARANTORS PARTY HERETO

                                       and

                             THE BANKS PARTY HERETO

                                       and

                    PNC BANK, NATIONAL ASSOCIATION, As Agent,

                                       and

                  CIBC OPPENHEIMER CORP., As Syndication Agent.

                                       and

                BANK ONE, KENTUCKY, N.A., As Documentation Agent



                           Dated as of April 23, 1999



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                                TABLE OF CONTENTS

Section                                                                     Page

                                      - i -
1.    CERTAIN DEFINITIONS......................................................1
   1.1   Certain Definitions...................................................1
   1.2   Construction.........................................................24
     1.2.1    Number; Inclusion...............................................24
     1.2.2    Determination...................................................24
     1.2.3    Agent's Discretion and Consent..................................25
     1.2.4    Documents Taken as a Whole......................................25
     1.2.5    Headings........................................................25
     1.2.6    Implied References to this Agreement............................25
     1.2.7    Persons.........................................................25
     1.2.8    Modifications to Documents......................................25
     1.2.9    From, To and Through............................................26
     1.2.10   Shall; Will.....................................................26
   1.3   Accounting Principles................................................26

2.    REVOLVING CREDIT AND SWING LOAN FACILITIES..............................26
   2.1   Commitments..........................................................26
     2.1.1    Revolving Credit Loans..........................................26
     2.1.2    Swing Loans.....................................................27
   2.2   Nature of Banks' Obligations with Respect to Revolving Credit Loans..27
   2.3   Commitment Fees......................................................27
   2.4   Revolving Credit Loan Requests; Swing Loan Requests..................28
     2.4.1    Revolving Credit Loan Requests..................................28
     2.4.2    Swing Loan Requests.............................................29
   2.5   Making Revolving Credit Loans and Swing Loans........................29
     2.5.1    Making Revolving Credit Loans...................................29
     2.5.2    Making Swing Loans..............................................29
   2.6   Revolving Credit Notes and Swing Loan Note...........................30
     2.6.1    Revolving Credit Notes..........................................30
     2.6.2    Swing Loan Note.................................................30
   2.7   Voluntary Reduction of Commitment....................................30
   2.8   Letter of Credit Subfacility.........................................31
     2.8.1    Issuance of Letters of Credit...................................31

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                                TABLE OF CONTENTS

Section                                                                     Page


     2.8.2    Letter of Credit Fees...........................................31
     2.8.3    Disbursements, Reimbursement....................................32
     2.8.4    Repayment of Participation Advances.............................33
     2.8.5    Documentation...................................................33
     2.8.6    Determinations to Honor Drawing Requests........................34
     2.8.7    Nature of Participation and Reimbursement Obligations...........34
     2.8.8    Indemnity.......................................................35
     2.8.9    Liability for Acts and Omissions................................36
   2.9   Borrowings to Repay Swing Loans......................................36

3.    INTEREST RATES..........................................................37
   3.1   Revolving Credit Interest Rate Options...............................37
     3.1.2    Rate Quotations.................................................37
   3.2   Interest Periods.....................................................38
     3.2.1    Amount of Borrowing Tranche.....................................38
     3.2.2    Renewals........................................................38
   3.3   Interest After Default...............................................38
     3.3.1    Letter of Credit Fees, Interest Rate............................38
     3.3.2    Other Obligations...............................................38
     3.3.3    Acknowledgment..................................................38
   3.4   Euro-Rate Unascertainable; Illegality; Increased Costs; Deposits Not
         Available............................................................39
     3.4.1    Unascertainable.................................................39
     3.4.2    Illegality; Increased Costs; Deposits Not Available.............39
     3.4.3    Agent's and Bank's Rights.......................................39
   3.5   Selection of Interest Rate Options...................................40

4.    PAYMENTS40
   4.1   Payments.............................................................40
   4.2   Pro Rata Treatment of Banks..........................................41
   4.3   Interest Payment Dates...............................................41
   4.4   Voluntary Prepayments................................................41
     4.4.1    Right to Prepay.................................................41
     4.4.2    Replacement of a Bank...........................................42
     4.4.3    Change of Lending Office........................................43

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                                TABLE OF CONTENTS

Section                                                                     Page


   4.5   Additional Compensation in Certain Circumstances.....................43
     4.5.1    Increased Costs or Reduced Return Resulting from Taxes, Reserves,
              Capital Adequacy Requirements, Expenses, Etc....................43
     4.5.2    Indemnity.......................................................44
   4.6   Settlement Date Procedures...........................................45

5.    REPRESENTATIONS AND WARRANTIES..........................................45
   5.1   Representations and Warranties.......................................45
     5.1.1    Organization and Qualification..................................46
     5.1.2    Capitalization and Ownership....................................46
     5.1.3    Subsidiaries....................................................46
     5.1.4    Power and Authority.............................................46
     5.1.5    Validity and Binding Effect.....................................47
     5.1.6    No Conflict.....................................................48
     5.1.7    Litigation......................................................48
     5.1.8    Title to Properties.............................................48
     5.1.9    Financial Statements............................................48
     5.1.10   Use of Proceeds; Margin Stock; Section 20 Subsidiaries..........49
     5.1.11   Taxes...........................................................50
     5.1.12   Consents and Approvals..........................................50
     5.1.13   No Event of Default; Compliance with Instruments................50
     5.1.14   Patents, Trademarks, Copyrights, Licenses, Etc..................51
     5.1.15   Security Interests..............................................51
     5.1.16   Mortgage Liens..................................................52
     5.1.17   Status of the Pledged Collateral................................52
     5.1.18   Insurance.......................................................52
     5.1.19   Compliance with Laws............................................53
     5.1.20   Material Contracts; Burdensome Restrictions.....................53
     5.1.21   Investment Companies; Regulated Entities........................53
     5.1.22   Plans and Benefit Arrangements..................................53
     5.1.23   Employment Matters..............................................55
     5.1.24   Environmental Matters...........................................55
     5.1.25   Senior Debt Status..............................................56
     5.1.26   Full Disclosure.................................................57

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                                TABLE OF CONTENTS

Section                                                                     Page


     5.1.27   Year 2000.......................................................57
     5.1.28   Solvency........................................................57
   5.2   Updates to Schedules.................................................57

6.    CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT.................58
   6.1   First Loans and Letters of Credit....................................58
     6.1.1    Officer's Certificate...........................................58
     6.1.2    Secretary's Certificate.........................................58
     6.1.3    Delivery of Loan Documents......................................59
     6.1.4    Closing Date Compliance Certificate.............................59
     6.1.5    Opinion of Counsel..............................................59
     6.1.6    Legal Details...................................................59
     6.1.7    Payment of Fees.................................................59
     6.1.8    Environmental Audit.............................................60
     6.1.9    Consents........................................................60
     6.1.10   Officer's Certificate Regarding MACs and Litigation.............60
     6.1.11   No Violation of Laws............................................60
     6.1.12   No Actions or Proceedings.......................................60
     6.1.13   Insurance Policies; Certificates of Insurance; Endorsements.....61
     6.1.14   Title Insurance.................................................61
     6.1.15   Filing Receipts; Lien Search Results............................61
     6.1.16   Administrative Questionnaire....................................61
     6.1.17   Payoff of Existing Credit Agreement.............................62
     6.1.18   Acquisition Closing.............................................62
     6.1.19   Solvency Certificate............................................62
   6.2   Each Additional Loan or Letter of Credit.............................62

7.    COVENANTS...............................................................63
   7.1   Affirmative Covenants................................................63
     7.1.1    Preservation of Existence, Etc..................................63
     7.1.2    Payment of Liabilities, Including Taxes, Etc....................63
     7.1.3    Maintenance of Insurance........................................64
     7.1.4    Maintenance of Properties and Leases............................65
     7.1.5    Maintenance of Patents, Trademarks, Etc.........................65

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Section                                                                     Page


     7.1.6    Visitation Rights...............................................65
     7.1.7    Keeping of Records and Books of Account.........................65
     7.1.8    Plans and Benefit Arrangements..................................66
     7.1.9    Compliance with Laws............................................66
     7.1.10   Use of Proceeds.................................................66
     7.1.11   Further Assurances..............................................66
     7.1.12   Subordination of Intercompany Loans.............................66
     7.1.13   Delivery of Environmental and Real Estate Documents After
              Closing.........................................................67
     7.1.14   Consent or Acknowledgment Relating to Pledge of Anderson
              Park, Inc. Stock................................................67
     7.1.15   Recordation of Florida Mortgage.................................67
   7.2   Negative Covenants...................................................68
     7.2.1    Indebtedness....................................................68
     7.2.2    Liens...........................................................69
     7.2.3    Guaranties......................................................70
     7.2.4    Loans and Investments...........................................70
     7.2.5    Liquidations, Mergers, Consolidations, Acquisitions.............71
     7.2.6    Dispositions of Assets or Subsidiaries..........................73
     7.2.7    Affiliate Transactions..........................................73
     7.2.8    Subsidiaries, Partnerships and Joint Ventures...................74
     7.2.9    Continuation of or Change in Business...........................74
     7.2.10   Plans and Benefit Arrangements..................................74
     7.2.11   Fiscal Year.....................................................75
     7.2.12   Issuance of Stock...............................................75
     7.2.13   Changes in Organizational Documents.............................75
     7.2.14   Changes in Acquisition Documents................................76
     7.2.15   Margin Stock....................................................76
     7.2.16   Other Agreements................................................76
     7.2.17   Maximum Total Leverage Ratio....................................76
     7.2.18   Maximum Senior Leverage Ratio...................................77
     7.2.19   Minimum Interest Coverage Ratio.................................77
     7.2.20   Minimum Net Worth...............................................77
     7.2.21   Minimum Fixed Charge Coverage Ratio.............................78

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                                TABLE OF CONTENTS

Section                                                                     Page


   7.3   Reporting Requirements...............................................78
     7.3.1    Quarterly Financial Statements..................................78
     7.3.2    Annual Financial Statements.....................................78
     7.3.3    Certificate of the Borrower.....................................79
     7.3.4    Notice of Default...............................................79
     7.3.5    Notice of Litigation............................................79
     7.3.6    Certain Events..................................................79
     7.3.7    Other Reports and Information...................................80
     7.3.8    Notices Regarding Plans and Benefit Arrangements................80

8.    DEFAULT 82
   8.1   Events of Default....................................................82
     8.1.1    Payments Under Loan Documents...................................82
     8.1.2    Breach of Warranty..............................................82
     8.1.3    Breach of Negative Covenants or Visitation Rights...............82
     8.1.4    Breach of Other Covenants.......................................82
     8.1.5    Defaults in Other Agreements or Indebtedness....................83
     8.1.6    Other Material Obligations......................................83
     8.1.7    Final Judgments or Orders.......................................83
     8.1.8    Loan Document Unenforceable.....................................83
     8.1.9    Uninsured Losses; Proceedings Against Assets....................84
     8.1.10   Notice of Lien or Assessment....................................84
     8.1.11   Insolvency......................................................84
     8.1.12   Events Relating to Plans and Benefit Arrangements...............84
     8.1.13   Cessation of Business...........................................85
     8.1.14   Change of Control...............................................85
     8.1.15   Involuntary Proceedings.........................................85
     8.1.16   Voluntary Proceedings...........................................86
   8.2   Consequences of Event of Default.....................................86
     8.2.1    Events of Default Other Than Bankruptcy, Insolvency or
              Reorganization Proceedings......................................86
     8.2.2    Bankruptcy, Insolvency or Reorganization Proceedings............86
     8.2.3    Set-off.........................................................87
     8.2.4    Suits, Actions, Proceedings.....................................87

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                                TABLE OF CONTENTS

Section                                                                     Page


     8.2.5    Application of Proceeds; Collateral Sharing.....................87
     8.2.6    Other Rights and Remedies.......................................88
   8.3   Notice of Sale.......................................................89

9.    THE AGENT...............................................................89
   9.1   Appointment..........................................................89
   9.2   Delegation of Duties.................................................89
   9.3   Nature of Duties; Independent Credit Investigation...................89
   9.4   Actions in Discretion of Agent; Instructions From the Banks..........90
   9.5   Reimbursement and Indemnification of Agent by the Borrower...........90
   9.6   Exculpatory Provisions; Limitation of Liability......................91
   9.7   Reimbursement and Indemnification of Agent by Banks..................92
   9.8   Reliance by Agent....................................................92
   9.9   Notice of Default....................................................93
   9.10  Notices..............................................................93
   9.11  Banks in Their Individual Capacities.................................93
   9.12  Holders of Notes.....................................................93
   9.13  Equalization of Banks................................................94
   9.14  Successor Agent......................................................94
   9.15  Agent's Fee..........................................................95
   9.16  Availability of Funds................................................95
   9.17  Calculations.........................................................95
   9.18  Beneficiaries........................................................95

10.   MISCELLANEOUS...........................................................96
   10.1  Modifications, Amendments or Waivers.................................96
     10.1.1   Increase of Commitment; Extension of Expiration Date............96
     10.1.2   Extension of Payment; Reduction of Principal, Interest or Fees;
              Modification of Terms of Payment................................96
     10.1.3   Release of Collateral or Guarantor..............................96
     10.1.4   Miscellaneous...................................................96
   10.2  No Implied Waivers; Cumulative Remedies; Writing Required............97
   10.3  Reimbursement and Indemnification of Banks by the Borrower; Taxes....97
   10.4  Holidays.............................................................98

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                                TABLE OF CONTENTS

Section                                                                     Page


   10.5  Funding by Branch, Subsidiary or Affiliate...........................98
     10.5.1   Notional Funding................................................98
     10.5.2   Actual Funding..................................................99
   10.6  Notices..............................................................99
   10.7  Severability.........................................................99
   10.8  Governing Law.......................................................100
   10.9  Prior Understanding.................................................100
   10.10 Duration; Survival..................................................100
   10.11 Successors and Assigns..............................................100
   10.12 Confidentiality.....................................................102
     10.12.1  General........................................................102
     10.12.2  Sharing Information With Affiliates of the Banks...............102
   10.13 Counterparts........................................................102
   10.14 Agent's or Bank's Consent...........................................103
   10.15 Exceptions..........................................................103
   10.16 CONSENT TO FORUM; WAIVER OF JURY TRIAL..............................103
   10.17 Tax Withholding Clause..............................................104
   10.18 Joinder of Guarantors...............................................105
   10.19 Joinder of a New Bank...............................................105
   10.20 Terms and Conditions Prior to The PMW Lien Consent Date.............106


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                                      - x -
                         LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE 1.1(A)         -    VARIABLE PRICING AND FEES BASED ON LEVERAGE RATIO
SCHEDULE 1.1(B)         -    COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES
SCHEDULE 1.1(P)(1)      -    PERMITTED LIENS
SCHEDULE 1.1(P)(2)      -    PERMITTED CASH INVESTMENTS
SCHEDULE 5.1.1          -    QUALIFICATIONS TO DO BUSINESS
SCHEDULE 5.1.2          -    CAPITALIZATION
SCHEDULE 5.1.3          -    SUBSIDIARIES
SCHEDULE 5.1.8          -    OWNED AND LEASED REAL PROPERTY
SCHEDULE 5.1.11         -    AGREEMENTS WITH RESPECT TO TAXES
SCHEDULE 5.1.12         -    CONSENTS AND APPROVALS
SCHEDULE 5.1.14         -    PATENTS, TRADEMARKS, COPYRIGHTS, LICENSES, ETC.
SCHEDULE 5.1.17         -    PARTNERSHIP AGREEMENTS; LLC AGREEMENTS
SCHEDULE 5.1.18         -    INSURANCE POLICIES
SCHEDULE 5.1.20         -    MATERIAL CONTRACTS
SCHEDULE 5.1.22         -    EMPLOYEE BENEFIT PLAN DISCLOSURES
SCHEDULE 5.1.24         -    ENVIRONMENTAL DISCLOSURES
SCHEDULE 7.1.13         -    OUTSTANDING SURVEYS AND ENVIRONMENTAL REPORTS
SCHEDULE 7.2            -    FINANCIAL COVENANT LEVELS
SCHEDULE 7.2.1          -    PERMITTED INDEBTEDNESS
SCHEDULE 7.2.4          -    RESTRICTED INVESTMENTS ON THE CLOSING DATE

EXHIBITS

EXHIBIT 1.1(A)          -    ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT 1.1(B)          -    BANK JOINDER
EXHIBIT 1.1(G)(1)       -    GUARANTOR JOINDER
EXHIBIT 1.1(G)(2)       -    GUARANTY AGREEMENT
EXHIBIT 1.1(I)(1)       -    INDEMNITY
EXHIBIT 1.1(I)(2)       -    INTERCOMPANY SUBORDINATION AGREEMENT
EXHIBIT 1.1(M)          -    MORTGAGE
EXHIBIT 1.1(P)(1)       -    PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT
EXHIBIT 1.1(P)(2)       -    PLEDGE AGREEMENT
EXHIBIT 1.1(R)          -    REVOLVING CREDIT NOTE
EXHIBIT 1.1(S)(1)       -    SECURITY AGREEMENT
EXHIBIT 1.1 (S)(2)      -    SWING LOAN NOTE
EXHIBIT 2.4.1           -    REVOLVING CREDIT LOAN REQUEST

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


EXHIBIT 2.4.2           -    SWING LOAN REQUEST
EXHIBIT 6.1.4           -    CLOSING DATE COMPLIANCE CERTIFICATE
EXHIBIT 6.1.5           -    OPINION OF COUNSEL
EXHIBIT 7.2.5           -    ACQUISITION COMPLIANCE CERTIFICATE
EXHIBIT 7.3.3           -    QUARTERLY COMPLIANCE CERTIFICATE
EXHIBIT 10.20(A)        -    LETTER TO PMW REQUESTING AMENDMENT TO THE PMW
                             ACQUISITION CONSENT (AND CONSENT TO LIENS)
EXHIBIT 10.20(B)        -    ACKNOWLEDGMENT ON THE PMW LIEN CONSENT DATE
EXHIBIT 10.20(C)        -    OPINION OF GREENBERG TRAURIG, P.A. ON PMW LIEN
                             CONSENT DATE

                                CREDIT AGREEMENT

        THIS CREDIT AGREEMENT is dated as of April 23, 1999 and is made by and among CHURCHILL DOWNS INCORPORATED, a Kentucky corporation (the "Borrower"), each of the Guarantors (as hereinafter defined), the BANKS (as hereinafter defined), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks under this Agreement (hereinafter referred to in such capacity as the "Agent").

                                   WITNESSETH:

        WHEREAS, the Borrower has requested the Banks to provide a revolving credit facility to the Borrower in an aggregate principal amount not to exceed $250,000,000 with a $10,000,000 sublimit for letters of credit and a $10,000,000 sublimit for swing loans to be provided by the Agent; and

        WHEREAS, the revolving credit facility shall be used to repay existing indebtedness, to finance acquisitions and for general corporate purposes; and

        WHEREAS, the Banks are willing to provide such credit upon the terms and conditions hereinafter set forth;

        NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

                             1. CERTAIN DEFINITIONS

               1.1    Certain Definitions.

               In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

                      Acknowledgment shall have the meaning assigned to such term in Section 10.20.

                      Acquisition shall mean the mergers of CR Acquisition into Calder and the merger of TP Acquisition into Tropical and the cancellation of shares of Calder and Tropical and issuance of new shares in favor of CDMC and the other transactions pursuant to and in accordance with the terms of the Acquisitions Documents.

                      Acquisition Compliance Certificate shall have the meaning assigned to such term in Section 7.2.5.

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                      Acquisition  Documents  shall  mean  the  Stock  Purchase
Agreement and the Merger Agreement and the SPA Amendment and all other agreements, closing documents and other instruments, certificates or documents delivered or contemplated to be delivered thereunder or in connection therewith, as the same may be supplemented or amended from time to time in accordance herewith.

                      Affiliate as to any Person shall mean any other Person (i) which directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds 15% or more of any class of the voting or other equity interests of such Person, or (iii) 15% or more of any class of voting interests or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person. Control, as used in this definition, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

                      Agent shall mean PNC Bank, National Association, and its successors and assigns.

                      Agent's   Fee  shall  have  the   meaning   assigned  to
that  term  in Section 9.15.

                      Agent's Letter shall have the meaning assigned to that term in Section 9.15.

                      Agreement shall mean this Credit Agreement, as the same may be supplemented or amended from time to time, including all schedules and exhibits.

                      Annual Statements shall have the meaning assigned to that term in Section 5.1.9((i)).

                      Applicable Commitment Fee Rate shall mean the percentage rate per annum based on the Leverage Ratio then in effect according to the Applicable Pricing Grid below the heading "Commitment Fee." The Applicable Commitment Fee Rate shall be computed in accordance with the parameters set forth on the Applicable Pricing Grid.

                      Applicable Margin shall mean, as applicable:

                      (A) the percentage spread to be added to Base Rate under the Base Rate Option based on the Leverage Ratio then in effect according to the Applicable Pricing Grid below the heading "Base Rate Spread", or

                      (B) the percentage spread to be added to Euro-Rate under the Euro-Rate Option based on the Leverage Ratio then in effect according to the Applicable Pricing Grid below the heading "Euro-Rate Spread."

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

The Applicable Margin shall be computed in accordance with the parameters set forth on the Applicable Pricing Grid.

                      Applicable Pricing Grid shall mean:

                      (i) Schedule 1.1(A)(1) prior to the Covenant/Pricing Modification Date and

                      (ii) Schedule 1.1(A)(2) on and after the Covenant/Pricing Modification Date.

                      Assignment shall have the meaning assigned to such term in
Section 10.20.

                      Assignment  and  Assumption   Agreement  shall  mean  an
Assignment and Assumption Agreement by and among a Purchasing Bank, a Transferor Bank and the Agent, as Agent and on behalf of the remaining Banks, substantially in the form of Exhibit 1.1(A).

                      Authorized   Officer   shall   mean   those  individuals,
designated by written notice to the Agent from the Borrower, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder. The Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Agent.

                      Bank Joinder shall mean a joinder in the form of Exhibit 1.1(B) pursuant to which a New Bank may join this Agreement and the other Loan Documents after the date hereof.

                      Banks  shall  mean  the  financial  institutions named on
Schedule 1.1(B) and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Bank.

                      Base Net Worth shall mean the sum of $55,000,000, plus an amount equal to Fifty Percent (50%) of the consolidated net income of the Borrower and its consolidated Subsidiaries for every year after fiscal year 1998 in which net income was earned (as opposed to a net loss) plus One Hundred Percent (100%) of the proceeds from any public and/or private offering and/or sale of any common and/or preferred stock and/or other equity security, and/or any note, debenture, or other security convertible, in whole or in part, to common and/or preferred stock and/or other equity security (each of the foregoing referred to as an "Equity Offering") , net of expenses, commissions and fees associated with such sale (the "Net Equity Proceeds") during the period from December 31, 1998 through the date of determination.

                      Base Rate shall mean the greater of (i) the interest rate per annum announced from time to time by the Agent at its Principal Office as its then prime rate, which rate may not be the lowest rate then being charged commercial borrowers by the Agent, or (ii) the Federal Funds Effective Rate plus 1/2% per annum.

                      Base Rate Option shall mean the option of the Borrower to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 3.1(i).

                      Benefit Arrangement shall mean at any time an "employee benefit plan," within the meaning of Section 3(3) of ERISA, which is neither a Plan nor a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to by any member of the ERISA Group.

                      Borrower shall mean Churchill Downs Incorporated, a corporation organized and existing under the laws of the Commonwealth of Kentucky.

                      Borrowing Date shall mean, with respect to any Loan, the date for the making thereof or the renewal or conversion thereof at or to the same or a different Interest Rate Option, which shall be a Business Day.

                      Borrowing Limitation shall mean (i) $125,000,000 prior to the PMW Lien Consent Date, and (ii) the aggregate of the Revolving Credit Commitments on and after the PMW Lien Consent Date.

                      Borrowing Tranche shall mean specified portions of Loans outstanding as follows: (i) any Loans to which a Euro-Rate Option applies which become subject to the same Interest Rate Option under the same Loan Request by the Borrower and which have the same Interest Period shall constitute one Borrowing Tranche, and (ii) all Loans to which a Base Rate Option applies shall  constitute  one
Borrowing Tranche.

                      Business Day shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania and, if the applicable Business Day relates to any Loan to which the Euro-Rate Option applies, such day must also be a day on which dealings are carried on in the London interbank market.

                      Calder shall mean Calder Race Course, Inc., a Florida corporation.

                      Calder Mortgage shall mean Mortgage with respect to the Real Property owned by Calder . Calder shall execute the Calder Mortgage and deliver such Calder Mortgage to the Agent on the Closing Date in a form sufficient for recordation and the Agent may thereafter at any time record such Mortgages at any time pursuant to Section 7.1.15.

                      CDMC shall mean Churchill Downs Management Company, a Kentucky corporation, and wholly owned subsidiary of the Borrower.

                      Closing Date shall mean the Business Day on which the first Loan shall be made, which shall be April 23 1999.

                      Closing Date Compliance Certificate shall have the meaning assigned to such term in Section 6.1.4.

                      Closing Fees shall mean the fees referred to in Sections 2.3.

                      Collateral  shall   mean the  Pledged  Collateral, the UCC
Collateral,  the  Intellectual  Property  Collateral   and   the   Real Property
Collateral.

                      Commercial  Letter  of  Credit  shall  mean  any Letter of
Credit  which is a  commercial  letter  of  credit  issued in   respect  of the
purchase of goods or services by one or more of the Loan Parties in the ordinary course of their business.

                      Commitment shall mean as to any Bank the aggregate of its Revolving Credit Commitment and, in the case of the Agent, its Swing Loan Commitment, and Commitments shall mean the aggregate of the Revolving Credit Commitments and Swing Loan Commitment of all of the Banks.

                      Commitment Fee shall have the meaning assigned to that term in Section 2.3.

                      Compliance Certificate shall have the meaning assigned to such term in Section 7.3.3.

                      Consolidated   EBIT   for   any   Period  shall  mean  the
consolidated EBIT of all of the Loan Parties for that period, consolidated in accordance with GAAP. The EBIT of the Excluded Subsidiaries shall not be included in Consolidated EBIT.

                      Consolidated  EBITDA   for   any   Period  shall  mean the
consolidated EBITDA of all of the Loan Parties for that period, consolidated in accordance with GAAP. The EBITDA of the Excluded Subsidiaries shall not be included in Consolidated EBITDA.

                      Consolidated Fixed Charges shall mean for any period of determination the consolidated Fixed Charges of all of the Loan Parties for that period, consolidated in accordance with GAAP. The Fixed Charges of the Excluded Subsidiaries shall not be included in Consolidated Fixed Charges.

                      Consolidated  Senior  Indebtedness  as  of  any   date  of
determination   shall  mean  the  Consolidated   Total  Indebtedness  less any
Subordinated  Indebtedness outstanding as of such date.

                      Consolidated   Total  Indebtedness   as  of  any  date of
determination shall mean  the  consolidated  Indebtedness of the  Loan  Parties,
consolidated  in  accordance with  GAAP,  except  that   obligations of the Loan

Parties not exceeding $3,000,000 under outstanding pari-mutuel tickets that are payable with respect to races run not more than one year prior to the date of determination (the "Excluded Amount") shall not be included in Consolidated Total Indebtedness. The balance of all obligations of the Loan Parties with respect to pari-mutuel tickets other than the Excluded Amount shall be included
in   Consolidated   Total  Indebtedness.  The  Indebtedness  of  the  Excluded
Subsidiaries  shall  not be included in Consolidated Total Indebtedness.

                      Consolidated   Interest   Expense  for  any   period   of
determination shall mean the interest expense of the Loan Parties on a consolidated basis for such period determined and consolidated in accordance with GAAP. The interest expense of the Excluded Subsidiaries shall not be included in Consolidated Interest Expense.

                      Consolidated  Net  Worth   shall  mean  as of  any date of
determination total stockholders' equity of the Borrower and its Subsidiaries as of such date determined and consolidated in accordance with GAAP.

                      Consolidated Rent Expense shall mean for any period of determination the total expenses of the Loan Parties on a consolidated basis during such period, determined and consolidated in accordance with GAAP, for rent and/or other amounts under all real and personal property operating leases. The rent expense of the Excluded Subsidiaries shall not be included in Consolidated Rent Expense.

                      Consideration shall mean with respect to any Permitted Acquisition, the aggregate of (i) the cash paid by any of the Loan Parties, directly or indirectly, to the seller in connection therewith, (ii) the Indebtedness incurred or assumed by any of the Loan Parties, whether in favor of the seller or otherwise and whether fixed or contingent, (iii) any Guaranty given or incurred by any Loan Party in connection therewith (reduced by any Indebtedness secured by such Guaranty already included in clause (ii) above), and (iv) any other consideration given or obligation incurred by any of the Loan Parties in connection therewith.

                      Contamination shall mean the presence or release or threat of release of Regulated Substances in, on, under or emanating to or from the
Property,  which  pursuant  to  Environmental  Laws  requires   notification or
reporting by any of the Loan Parties to an Official Body, or which pursuant to Environmental Laws requires the investigation, cleanup, removal, remediation, containment, abatement of or other response action by any of the Loan Parties or which otherwise constitutes a violation by any of the Loan Parties of Environmental Laws or for which any of the Loan Parties could be potentially liable.

                      Controlling Interest shall mean an ownership interest in a Person equal to more than 50% of the ownership interest in such Person in
conjunction   with  (i)  the   existence of  a  management  agreement  or other
management arrangement between such Person and the Borrower which gives the Borrower control over the management or operations of such person and (ii) the Borrower's ability to distribute funds from the Person to the Borrower or any of the Loan Parties at its sole discretion.

                      Covenant/Pricing Modification Date shall be the date on which the Borrower receives Net Equity Proceeds from issuing securities in an Equity Offering in an amount equal to or exceeding $60,000,000.

                      CR Acquisition shall mean CR Acquisition Corp., a Florida corporation, and a wholly owned subsidiary of CDMC which shall merge into Calder on the Closing Date. All of the shares of capital stock of Calder outstanding immediately prior to such merger shall be canceled and new shares shall be issued in favor of CDMC. CDMC shall own all of the shares of stock of Calder immediately after such merger.

                      Documentation Agent shall mean Bank One Kentucky, N.A. The Documentation Agent shall have no obligations or duties in its capacity as Documentation Agent.

                      Dollar, Dollars, U.S. Dollars and the symbol $ shall mean lawful money of the United States of America.

                      Drawing Date shall have the meaning assigned to that term in Section 2.8.3.2.

                      EBIT for any Person for any period of determination shall mean the sum of that Person's net income, interest expense and income tax expense, in each case for such period determined in accordance with GAAP.

                      EBITDA for any Person for any period of determination shall mean (i) the sum of that Person's net income, depreciation, amortization, other non-cash charges to net income, interest expense and income tax expense, minus (ii) that Person's non-cash credits to net income, in each case for such period determined in accordance with GAAP.

                      Environmental Complaint shall mean any written complaint by any Person or Official Body setting forth a cause of action for personal injury or property damage, natural resource damage, contribution or indemnity for response costs, civil or administrative penalties, criminal fines or penalties, or declaratory or equitable relief arising under any Environmental Law or any order, notice of violation, citation, subpoena, request for information or other written notice or demand of any type issued by an Official Body pursuant to any Environmental
Law.

                      Environmental Law shall mean all federal, state, local and Laws and any consent decrees, settlement agreements, judgments or orders issued by or entered into with an Official Body pertaining or relating to:(i) pollution or pollution control; (ii) protection of human health or the environment;
(iii) employee safety in the workplace; (iv) the presence, use, management, generation, manufacture, processing, extraction, treatment, recycling, refining, reclamation, labeling, transport, storage, collection, distribution, disposal or release or threat of release of Regulated Substances; (v) the presence of Contamination; (vi) the protection of endangered or threatened species; and (vii) the protection of Environmentally Sensitive Areas.

                      Environmentally Sensitive Area shall mean (i) any wetland as defined by applicable Environmental Laws; (ii) any area designated as a coastal zone pursuant to applicable Laws, including Environmental Laws; (iii) any area of historic or archeological significance or scenic area as defined or designated by applicable Laws, including Environmental Laws; (iv) habitats of endangered species or threatened species as designated by applicable Laws, including Environmental Laws; or (v) a floodplain or other flood hazard area as defined pursuant to any applicable Laws.

                      Equity Offering shall have the meaning assigned to such term in the definition of Base Net Worth.

                      ERISA shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and
any   successor  statute  of  similar  import,  and  the  rules  and regulations thereunder,  as from time to time in effect.

                      ERISA Group shall mean, at any time, the Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

                      Euro-Rate shall mean, with respect to the Loans comprising any Borrowing Tranche to which the Euro-Rate Option applies for any Interest Period, the interest rate per annum determined by the Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate of interest determined by the Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the average of the London interbank offered rates for U.S. Dollars quoted by the British Bankers' Association as set forth on Dow Jones Markets Service (formerly known as Telerate) (or appropriate successor or, if the British Bankers' Association or its successor ceases to provide such quotes, a comparable replacement determined by the Agent) display page 3750 (or such other display page on the Dow Jones Markets Service system as may replace display page 3750) two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Borrowing Tranche and having a borrowing date and a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate may also be expressed by the following formula:

                      Average of London interbank offered rates quoted
                      by BBA or appropriate successor as shown on
        Euro-Rate =   Dow Jones Markets Service display page 3750
                           1.00 - Euro-Rate Reserve Percentage

The Euro-Rate shall be adjusted with respect to any Loan to which the Euro-Rate Option applies that is outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Agent shall give prompt notice to the Borrower of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

                      Euro-Rate Option shall mean the option of the Borrower to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 3.1(ii).

                      Euro-Rate Reserve Percentage shall mean as of any day the maximum percentage in effect on such day as prescribed by the Board of Governors
of the Federal   Reserve  System  (or  any  successor)  for   determining  the
reserve requirements   (including   supplemental,   marginal   and   emergency
reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities").

                      Event of Default shall mean any of the events described in
Section 8.1 and referred to therein as an "Event of Default."

                      Excluded Entities shall mean any corporation, partnership, limited liability company or other Person in which the Loan Parties hold an ownership interest, either directly or indirectly, and which is not a Loan Party.

                      Excluded Subsidiaries shall mean any Excluded Entity which is a Subsidiary of the Borrower. The Excluded Subsidiaries on the Closing Date
are  Hoosier   Park, L.P.,   Anderson  Park,  Inc. and   Charlson    Broadcast
Technologies LLC.

                      Expiration  Date  shall   mean,  with   respect   to  the
Commitments, April 23, 2004.

                      Existing Credit Agreement  shall mean that certain Credit
Agreement  dated   as  of   September 16, 1998,   among  the  Borrower,  certain
Subsidiaries of the Borrower, PNC Bank, as agent and the banks party thereto.

                       Federal Funds Effective Rate for any day shall mean the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

                     Fixed Charge Coverage Ratio shall mean the ratio of Consolidated EBITDA to Consolidated Fixed Charges, in each instance computed as of the end of each quarter for the four quarters then ended.

                      Fixed Charges shall mean for any period of determination, the sum of interest expense, income taxes, scheduled principal installments on
Indebtedness  with  maturities  greater  than  one  year (as  adjusted   for
prepayments), dividend payments, scheduled payments under capital leases and non-financed capital expenditures for such period.

                      GAAP shall mean generally accepted accounting principles as are in effect from time to time, subject to the provisions of Section 1.3, and applied on a consistent basis both as to classification of items and amounts.
                      Governmental Acts shall have the meaning assigned to that term in Section 2.8.8.

                      Guarantor shall mean CDMC, a Kentucky corporation, Churchill Downs Investment Company, a Kentucky corporation, Racing Corporation Of America, a Delaware corporation, Ellis Park Race Course, Inc., a Kentucky corporation, Calder and Tropical, each of whom has executed this Agreement on the date hereof and each other Person which joins this Agreement as a Guarantor after the date hereof pursuant to Section 10.18.

                      Guarantor Joinder shall mean a joinder by a Person as a Guarantor under this Agreement, the Guaranty Agreement and the other Loan Documents in the form of Exhibit 1.1(G)(1).

                      Guaranty of any Person shall mean any obligation of such Person guaranteeing or in effect guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly, including any agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

                      Guaranty Agreement shall mean the Guaranty and Suretyship Agreement in substantially the form of Exhibit 1.1(G)(2) executed and delivered by each of the Guarantors to the Agent for the benefit of the Banks.

                      Historical Statements shall have the meaning assigned to that term in Section 5.1.9((i)).

                      IHRC shall mean the Indiana Horse Racing Commission.

                      Indebtedness shall mean, as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device,
(iv) any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses and deferred revenue related to the annual running of the Kentucky Derby, and obligations not exceeding $3,000,000 under outstanding pari-mutuel tickets that are payable with respect to races run not more than one year prior to the date of determination which were incurred in the ordinary course of business, which are not represented by a promissory note or other evidence of indebtedness and (other than pari-mutuel tickets) which are not more than thirty
(30) days past due), or (v) any Guaranty of Indebtedness for borrowed money.

                      Indemnity shall mean the Indemnity Agreement in the form of Exhibit 1.1(I)(1) among the Banks, the Agent and the Loan Parties relating to possible environmental liabilities associated with any of the Property.

                      Ineligible Security shall mean any security which may not be underwritten or dealt in by member banks of the Federal Reserve System under
Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.

                      Insolvency Proceeding shall mean, with respect to any Person, (a) a case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the
appointment  of  a  receiver,  liquidator,   assignee,  custodian    trustee,
sequestrator, conservator (or similar official) of any Loan Party or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person's creditors generally or any substantial portion of its creditors; undertaken under any Law.

                      Intellectual Property Collateral shall mean all of the property described in the Patent, Trademark and Copyright Security Agreement or the Patent, Trademark and Copyright Security Agreement--Calder and Tropical.

                      Intercompany   Subordination  Agreement  shall   mean   a
Subordination Agreement among the Loan Parties in the form attached hereto as Exhibit 1.1(I)(2).

                      Interest   Coverage   Ratio  shall  mean  the  ratio  of
Consolidated EBIT plus Consolidated Rent Expense to the sum of Consolidated Interest Expense plus Consolidated Rent Expense, in each instance computed as of the end of each quarter for the four quarters then ended.

                      Interest Period shall mean the period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder by the Borrower to have Revolving Credit Loans bear interest under the Euro-Rate Option. Subject to the last sentence of this definition, such period shall be (i) one Month if Borrower selects the Euro-Rate Option during the Syndications Period and (ii) one, two, three or six Months (or twelve (12) months if a twelve (12) month Euro-Rate is then available to the Banks and is selected by the Borrower, however the Banks are under no obligation whatsoever to make a twelve (12) month Interest Period available to the Borrower, if such rate is not then available to the Banks) if Borrower selects the Euro-Rate Option after the Syndications Period has ended. Such Interest Period shall commence on the effective date of such Interest Rate Option, which shall be
(i) the Borrowing Date if the Borrower is requesting new Loans, or (ii) the date of renewal of or conversion to the Euro-Rate Option if the Borrower is renewing or converting to the Euro-Rate Option applicable to outstanding Loans. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (B) the Borrower shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Expiration Date.

                      Interest Rate Option shall mean any Euro-Rate Option or Base Rate Option.

                      Interim Statements shall have the meaning assigned to that term in Section 5.1.9((i)).

                      Internal Revenue Code shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

                      IRP Provider shall have the meaning assigned to such term in the definition of Permitted Liens.

                      Kawasaki    Leasing   shall   mean  Kawasaki   Leasing
International, Inc., which has made a $88,000,000 loan to Calder and Tropical as more fully described in the Stock Purchase Agreement.

                      Labor  Contracts  shall  mean  all  employment agreements,
employment  contracts,   collective  bargaining  agreements and other agreements
among any Loan Party or Subsidiary of a Loan Party and its employees.

                      Law  shall  mean   any   law  (including   common   law),
constitution, statute, treaty, regulation, rule, ordinance,   opinion,  release,
ruling,   order,   injunction,  writ, decree,  bond,  judgment, authorization or approval,  lien or award of or settlement agreement with any Official Body.

                      Letter of Credit shall have the meaning assigned to that term in Section 2.8.1.

                      Letter of Credit Borrowing shall have the meaning assigned to such term in Section 2.8.3.4.

                      Letter of Credit Fee shall have the meaning assigned to that term in Section 2.8.2.

                      Letters of Credit Outstanding shall mean at any time the sum of (i) the aggregate undrawn face amount of outstanding Letters of Credit and (ii) the aggregate amount of all unpaid and outstanding Reimbursement Obligations and Letter of Credit Borrowings.

                      Leverage Ratio shall have the meaning assigned to such term in Section 7.2.17.

                      Lien shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

                      LLC Interests shall have the meaning given to such term in
Section 5.1.3.

                      Loan Documents shall mean this Agreement, the Agent's Letter, the Guaranty Agreement, the Indemnity, the Intercompany Subordination Agreement, the Mortgages, the Notes, the Patent Trademark and Copyright Security Agreement, the Patent, Trademark and Copyright Security Agreement--Calder and Tropical, the Pledge Agreement, the Security Agreement, and any other agreements (including assignments of rents, subordination or non-disturbance agreements and other agreements related to the Real Property Collateral), instruments, certificates or documents delivered or contemplated to be delivered hereunder
or thereunder or in  connection   herewith or  therewith,  as the same  may  be
supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents.

                      Loan Parties shall mean the Borrower and the Guarantors.

                      Loan Request  shall have the meaning given to such term in
Section 2.4.1.

                      Loans  shall   mean  collectively  and  Loan  shall   mean
separately all Revolving Credit Loans and Swing Loans or any Revolving Credit Loan or Swing Loan.

                      Material    Adverse   Change  shall   mean  any  set  of
circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document, (b) is or could reasonably be expected to be material and adverse to the business, properties, assets, financial condition, results of operations or prospects of the Loan Parties taken as a whole, (c) impairs materially or could reasonably be expected to impair materially the ability of the Loan Parties taken as a whole to duly and punctually pay or perform the Indebtedness, or (d) impairs materially or could reasonably be expected to impair materially the ability of the Agent or any of the Banks, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

                      Merger Agreement shall mean shall mean the Agreement and Plan of Merger, dated as of April 22, 1999, by and among Borrower, CDMC, CR Acquisition, TP Acquisition, Calder, Tropical and the Seller, pursuant to which (i) CR Acquisition shall merge into Calder and TP Acquisition shall merge into Tropical, (ii) all of the shares of capital stock of Tropical and Calder outstanding immediately prior to such merger shall be canceled and new shares of Calder and Tropical shall be issued in favor of CDMC, and (iii) CDMC shall own all of the shares of stock of Calder and Tropical immediately after such mergers.

                      Month with respect to an Interest Period under the Euro-Rate Option, shall mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any Euro-Rate Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month.

                      Mortgages shall mean the Mortgages in substantially the form of Exhibit 1.1(M) executed and delivered by each of the applicable Loan Parties with respect to each of the parcels of Owned Real Property Collateral to the Agent for the benefit of the Banks. The Mortgage with respect to the Real Property in Florida will not be recorded on the Closing Date, but the Agent may record such Mortgage at any time pursuant to Section 7.1.15 .

                      Multiemployer Plan shall mean any employee benefit plan which is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five Plan years, has made or had an obligation to make such contributions.

                      Multiple Employer Plan shall mean a Plan which has two or more contributing sponsors (including the Borrower or any member of the ERISA Group) at least two of whom are not under common control, as such a plan is described in Sections 4063 and 4064 of ERISA.

                      Net Equity Proceeds shall have the meaning assigned to such term in the definition of Base Net Worth.

                      New Bank shall have the  meaning  assigned to such term in
Section 10.19.

                      Notes shall mean the Revolving Credit Notes and the Swing Loan Note.

                      Notices shall have the meaning assigned to that term in
Section 10.6.

                      Obligation shall mean any obligation or liability of any of the Loan Parties to the Agent or any of the Banks, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with this Agreement, the Notes, the Letters of Credit, the Agent's Letter or any other Loan Document.

                      Official Body shall mean any national, federal, state, local or other government or political subdivision or any agency, authority, board, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

                      Owned Real Property shall mean the real estate owned by the Loan Parties and listed on Schedule 5.1.8.

                      Participation Advance shall mean, with respect to any Bank, such Bank's payment in respect of its participation in a Letter of Credit Borrowing according to its Ratable Share pursuant to Section 2.8.3.4.

                      Partnership Interests shall have the meaning given to such term in Section 5.1.3.

                      Patent, Trademark and Copyright Security Agreement shall mean the Patent, Trademark and Copyright Security Agreement in substantially the form of Exhibit 1.1(P)(1) executed and delivered by each of the Loan Parties other than Calder and Tropical to the Agent for the benefit of the Banks.

                      Patent, Trademark and Copyright Security Agreement--Calder
and Tropical shall  mean  the  Patent,   Trademark  and  Copyright   Security
Agreement in substantially the form of Exhibit 1.1(P)(1) executed and delivered by Calder and Tropical to the Agent for the benefit of the Banks.

                      PBGC shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

                      Permitted Acquisitions shall have the meaning assigned to such term in Section 7.2.5.

                      Permitted Interest Rate Protection Agreement shall have the meaning assigned to such term in Section 7.2.1((x)).

                      Permitted Investments shall mean:

                             (i)    direct  obligations of  the United States of
America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in twelve (12) months or less from the date of acquisition;

                             (ii) commercial  paper maturing in 180 days or less
rated   not  lower than A-1, by Standard & Poor's or P-1  by  Moody's  Investors
Service, Inc. on the date of acquisition; and

                             (iii)   demand    deposits,    time   deposits   or
certificates of deposit maturing within one year in commercial banks whose obligations are rated A-1, A or the equivalent or better by Standard & Poor's on the date of acquisition including cash investments disclosed on Schedule 1.1(P)(2) (the demand deposits, time deposits, or certificates of deposit maturing within one year, and cash investments of the Excluded Subsidiaries shall not be included on Schedule 1.1(P)(2)) which are specifically allowed even though such cash investments do not meet any of the other requirements of this definition, and in addition, the Borrowers shall be allowed to invest an additional $5,000,000 in similar cash investments which shall also be "Permitted Investments" under this definition.

                      Permitted Liens shall mean:

                             (i)   Liens  for  taxes,  assessments,  or  similar
charges, incurred in the ordinary course of business and which are not yet due and payable;

                             (ii)  Pledges  or  deposits  made  in the  ordinary
course of business to secure payment of workmen's compensation, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions or other social security programs;

                             (iii)    Liens    of    mechanics,     materialmen,
warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

                             (iv)  Good-faith  pledges or  deposits  made in the
ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

                             (v) Encumbrances consisting of zoning restrictions,
easements or other restrictions on the use of real property (including but not limited to the easement contemplated by the Acquisition Documents), none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

                             (vi) Liens,  security  interests  and  mortgages in
favor of the Agent for the benefit of the Banks under the Loan Documents;

                             (vii) Liens,  security  interests and mortgages for
the benefit of any individual Bank (each an "IRP Provider") which provides a Permitted Interest Rate Protection Agreement (each a "Permitted Secured Interest Rate Protection Agreement") between one or more of the Loan Parties and such Bank, provided that any such Liens shall be pari passu with the Liens securing the Indebtedness hereunder, subject to the collateral agency and sharing provisions contained in Section 8.2.5. The parties to a "Permitted Secured Interest Rate Protection Agreement" shall state in the documentation governing such agreement that such agreement is intended to be a "Permitted Secured Interest Rate Protection Agreement" hereunder, and upon doing so such agreement shall be treated as a "Permitted Secured Interest Rate Protection Agreement" for all purposes hereunder and under each of the other Loan Documents and such agreement shall be entitled to share in the collateral security as more fully provided for herein and therein;

                             (viii)  Assets  leased  under  capitalized  leases
described in and permitted under Section 7.2.1((iv));

                             (ix)   Purchase Money Security Interests described
in and permitted under Section 7.2.1((iii));

                             (x) The  following,  (A) if the  validity or amount
thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, and in either case they do not in the aggregate, materially impair the ability of any Loan Party to perform its Obligations hereunder or under the other Loan Documents:

                      (1)    Claims  or Liens for taxes,  assessments or charges
               due and payable and subject to interest or penalty, provided that the applicable Loan Party maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien provided that, notwithstanding any such reserves, the Loan Parties shall pay any Liens related to recording or related taxes (including documentary stamp taxes or intangible taxes), immediately upon the existence of any Event of Default or immediately upon the request of the Agent if the Agent has recorded or is recording a Mortgage on such realty;

                      (2) Claims, Liens or encumbrances upon, and defects of title to, real or personal property other than the Collateral, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits;

                      (3)    Claims  or  Liens  of  mechanics,   materialmen,.
               warehousemen, carriers, or other statutory nonconsensual Liens;or

                      (4) Liens resulting from final judgments or orders described in Section 8.1.6; and


                             (x) Any Lien existing on the date of this Agreement
and described on Schedule 1.1(P)(1), or any lien filed solely against the Excluded Subsidiaries (and not the Loan Parties), provided that the principal amount secured thereby is not hereafter increased, and no additional assets become subject to such Lien.

                      Permitted Secured Interest Rate Protection Agreement shall have the meaning assigned to such term in the definition of Permitted Lien.

                      Person   shall   mean  any   individual,    corporation,
partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

                      Plan shall mean at any time an employee pension benefit plan (including a Multiple Employer Plan, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group.

                      Pledge   Agreement   shall  mean  the  Pledge Agreement in
substantially the form of Exhibit 1.1(P)(2) executed and delivered by each of the Loan Parties to the Agent for the benefit of the Banks pursuant to which such Loan Parties shall pledge their ownership interests in, Churchill Downs Investment Company, Racing Corporation Of America, Ellis Park Race Course, Inc. (and CDMC, Calder and Tropical upon satisfaction of the conditions on the PMW Lien Consent Date) and each other Subsidiary acquired by the Loan Parties after the date hereof whose stock is to be pledged pursuant to this Agreement.

                      Pledged Collateral shall mean the property of the Loan Parties in which security interests are to be granted under the Pledge Agreement.

                      PMW shall mean the Division of Pari Mutuel Wagering in the State of Florida.

                      PMW Acquisition Consent shall have the meaning assigned to such term in Section 6.1.9.

                      PMW Consent Amendment shall have the meaning assigned to such term in Section 10.20.

                      PMW Letter shall have the meaning assigned to such term in
Section 10.20.

                      PMW Lien Consent Date shall have the meaning assigned to such term in Section 10.20.

                      PNC Bank shall mean PNC Bank, National Association, its successors and assigns.

                      Potential Default shall mean any event or condition which with notice, passage of time or a determination by the Agent or the Required Banks, or any combination of the foregoing, would constitute an Event of Default.

                      Principal Office shall mean the main banking office of the Agent in Pittsburgh, Pennsylvania.

                      Prior Security Interest shall mean a valid and enforceable perfected first-priority security interest under the Uniform Commercial Code in the UCC Collateral and the Pledged Collateral which is subject only to Liens for taxes not yet due and payable to the extent such prospective tax payments are given priority by statute or Purchase Money Security Interests as permitted hereunder.

                      Prohibited  Transaction  shall   mean   any   prohibited
transaction as defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor.

                      Property   shall   mean  all real property, both owned and
leased, of anyLoan Party.

                      Purchase  Money   Security  Interest  shall  mean  Liens
upon tangible personal property securing loans to any Loan Party or Subsidiary of a Loan Party or deferred payments by such Loan Party or Subsidiary for the purchase of such tangible personal property.

                      Purchasing Bank shall mean a Bank which becomes a party to this Agreement by executing an Assignment and Assumption Agreement.

                      Ratable  Share  shall  mean  the  proportion that a Bank's
Commitment  (excluding   the  Swing  Loan  Commitment)  bears to the Commitments
(excluding the Swing Loan Commitments) of all of the Banks.

                      Real Property shall mean, collectively, the Owned Real Property and any leased real property of the Loan Parties or their Subsidiaries.

                      Real Property Collateral shall mean each of the parcels of
owned  real  property   listed  on  Schedule 5.1.8 except  as set forth on such
Schedule.

                      Recorded Mortgages shall mean each of the Mortgages, except for the Calder Mortgage, but if the Calder Mortgage is subsequently recorded, Recorded Mortgage shall include such Calder Mortgage on and after the date of such recordation.

                      Regulated Substances shall mean, without limitation, any substance, material or waste, regardless of its form or nature, defined under Environmental Laws as a "hazardous substance," "pollutant," "pollution," "contaminant," "hazardous or toxic substance," "extremely hazardous substance,"
"toxic chemical,"  "toxic   substance,"  "toxic  waste,"  "hazardous  waste,"
"special handling waste," "industrial waste," "residual waste," "solid waste," "municipal waste," "mixed waste," "infectious waste," "chemotherapeutic waste," "medical waste," or "regulated substance" or any other material, substance or waste, regardless of its form or nature, which otherwise is regulated by Environmental Laws.

                      Regulation   U  shall  mean  Regulation U, T, G  or X as
promulgated by the Board of Governors of the Federal Reserve System, as amended from time to time.

                      Reimbursement Obligation shall have the meaning assigned to such term in Section 2.8.3.2.

                      Reportable Event shall mean a reportable event described in Section 4043 of ERISA and regulations thereunder with respect to a Plan or Multiemployer Plan.

                      Required Banks shall mean

                      (i)....if there are no Loans, Reimbursement Obligations or
Letter of Credit Borrowings outstanding, Banks whose Commitments (excluding the Swing Loan Commitments) aggregate at least 51% of the Commitments (excluding the Swing Loan Commitments) of all of the Banks, or

                      (ii)...if there are Loans, Reimbursement Obligations, or Letter of Credit Borrowings outstanding, any Bank or group of Banks if the sum of the Loans (excluding the Swing Loans), Reimbursement Obligations and

Letter of Credit Borrowings of such Banks then outstanding aggregates at least 51% of the total principal amount of all of the Loans (excluding the Swing
Loans),  Reimbursement   Obligations  and   Letter  of Credit  Borrowings  then
outstanding. Reimbursement Obligations and Letter of Credit Borrowings shall be deemed, for purposes of this definition, to be in favor of the Agent and not a participating Bank if such Bank has not made its Participation Advance in respect thereof and shall be deemed to be in favor of such Bank to the extent of its Participation Advance if it has made its Participation Advance in respect thereof.

                      Required  Environmental  Notices  shall mean all  notices,
reports, plans, forms or other filings which  pursuant to  Environmental   Laws,
Required Environmental  Permits or at the  request or  direction of an Official
Body  either must be   submitted to an Official Body or which otherwise must be
maintained.

                      Required Environmental Permits shall mean all permits, licenses, bonds, consents, programs, approvals or authorizations required under Environmental Laws to own, occupy or maintain the Property or which otherwise are required for the operations and business activities of the Borrower or Guarantors.

                      Restricted  Investments  shall mean  all of the  following with respect to any Person,  including any Excluded  Subsidiary or other Person:
(i)  investments  or  contributions  by  any  of  th   Loan Parties directly or
indirectly in or to the capital of or other payments to or for the benefit of such Person, (ii) loans by any of the Loan Parties directly or indirectly to such Person, (iii) guaranties by any of the Loan Parties directly or indirectly of the obligations of such Person, or (iv) other obligations, contingent or otherwise, of any of the Loan Parties to or for the benefit of such Person.

                      Revolving Credit Commitment shall mean, as to any Bank at any time, the amount initially set forth opposite its name on Schedule 1.1(B) in the column labeled "Amount of Commitment for Revolving Credit Loans," and thereafter on Schedule I to the most recent Assignment and Assumption Agreement, and Revolving Credit Commitments shall mean the aggregate Revolving Credit
 Commitments of all of the Banks.

                      Revolving  Credit  Loans  shall  mean  collectively   and
Revolving Credit Loan shall mean separately all Revolving Credit Loans or any Revolving Credit Loan made by the Banks or one of the Banks to the Borrower pursuant to Section 2.1.1, 2.8.3 or 2.9.

                      Revolving Credit Notes shall mean collectively and Revolving Credit Note shall mean separately all the Revolving Credit Notes of the Borrower in the form of Exhibit 1.1(R) evidencing the Revolving Credit Loans together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

                      Revolving Facility Usage shall mean at any time the sum of the Revolving Credit Loans outstanding, Swing Loans outstanding, the Letters
of   Credit   Outstanding,   Reimbursement   Obligations  and  Letter of Credit
Borrowings.

                      Section 20 Subsidiary shall mean the Subsidiary of the bank holding company controlling any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

                      Security Agreement shall   mean the Security Agreement in
substantially the form of Exhibit 1.1(S)(1) executed and delivered by each of the Loan Parties to the Agent for the benefit of the Banks.

                      Seller  shall  mean   KE   Acquisition   Corp., a  Florida
corporation which is the seller under the Stock Purchase Agreement.

                      Settlement Date shall mean with respect to each Swing Loan, five (5) days following the Borrowing Date for such Loan (if such day is a Business Day and if not, the next succeeding Business Day) and any other Business Day on which the Agent elects to effect settlement pursuant to
Section 4.6.

                      Shares  shall have the  meaning  assigned  to that term in
Section 5.1.2.

                      SNDA  shall  have the  meaning  assigned  to such  term in
Section 10.20.

                      Solvent  shall  mean,  with   respect  to any Person on a
particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or
liabilities   beyond    such   Person's  ability  to  pay   as  such  debts and
liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                      SPA Amendment shall mean the Amendment to Stock Purchase
Agreement, dated   as  of  April 19, 1999,  by   and   among   Borrower,  CDMC,
CR  Acquisition,  TP Acquisition, Calder, Tropical and the Seller

                      Standard  &   Poor's  shall mean Standard & Poor's Ratings
Services, a division of The McGraw-Hill Companies, Inc.

                      Standby Letter of Credit shall mean a Letter of Credit issued to support obligations of one or more of the Loan Parties, contingent or otherwise, which finance the working capital and business needs of the Loan Parties incurred in the ordinary course of business.
                      Stock Purchase Agreement shall mean the Stock Purchase Agreement and joint escrow instructions dated as of January 21, 1999, by and between the Borrower and the Seller, as amended by the SPA Amendment,
including   the  schedules  and  exhibits   thereto and  any  amendments  or
supplements thereof, pursuant to which CR Acquisition shall merge into Calder and TP Acquisition shall merge into Tropical pursuant to the Merger Agreement.

                      Subordinated Indebtedness shall have the meaning assigned to such term in Section 7.2.1((vi)).

                      Subsidiary of any Person at any time shall mean (i) any corporation or trust of which more than 50% (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person's Subsidiaries, (ii) any partnership of which such Person is a general partner or of which more than 50% of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries, (iii) any limited liability company of which more than 50% of the limited liability company interests are at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries or (iv) any corporation, trust, partnership, limited liability company or other entity which is controlled or capable of being controlled by such Person or one or more of such Person's Subsidiaries.

                      Subsidiary Shares shall have the meaning assigned to that term in Section 5.1.3.

                      Swing Loan Commitment shall mean PNC Bank's commitment to make Swing Loans to the Borrower pursuant to Section 2.1.2 hereof in an aggregate principal amount up to $10,000,000.

                      Swing  Loan   Note shall  mean the Swing Loan Note of the
Borrower in favor of PNC  Bank in the  form of  Exhibit  1.1(S)(2)  evidencing
the   Swing   Loans,  together  with  all   amendments,  extensions,  renewals,
replacements,  refinancings or refundings thereof in whole or in part.

                      Swing Loan Request shall mean a request for Swing Loans made in accordance with Section 2.4.2 hereof.

                      Swing Loans shall mean collectively   and Swing Loan shall
mean  separately  all   Swing  Loans or  any Swing Loan made by PNC Bank to the
Borrower pursuant to Sections 2.1.2 and 2.4.2 hereof.

                      Syndication Agent shall mean CIBC Oppenheimer Corp.  The
Syndication   Agent  shall  have  no  obligations or  duties in its capacity as
Syndication Agent.

                      Syndications  Period  shall  mean  th   period between the
Closing Date and the earlier of the following dates: (a) the date on which the Revolving Credit Commitment of PNC Bank has been reduced below $35,000,000, or
(b) the date which is ninety (90) days after the Closing Date.

                      TP Acquisition shall mean TP Acquisition Corp., a Florida corporation, and a wholly owned subsidiary of CDMC which shall merge into Tropical on the Closing Date. All of the shares of capital stock of Tropical outstanding immediately prior to such merger shall be canceled and new shares shall be issued in favor of CDMC. CDMC shall own all of the shares of stock of Tropical immediately after such merger.

                      Transferor Bank shall mean the selling Bank pursuant to an Assignment and Assumption Agreement.

                      Tropical shall mean Tropical Park, Inc., a Florida corporation.

                      UCC Collateral shall mean the property of the Loan Parties in which security interests are to be granted under the Security Agreement.

                      Uniform Commercial Code shall have the meaning assigned to that term in Section 5.1.15.

               1.2     Construction.

               Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents:

                      1.2.1   Number; Inclusion.

                      references to the plural include the singular, the plural, the part and the whole; "or" has the inclusive meaning represented by the phrase "and/or," and "including" has the meaning represented by the phrase "including without limitation";

                      1.2.2   Determination.

                      references to "determination" of or by the Agent or the Banks shall be deemed to include good-faith estimates by the Agent or the Banks (in the case of quantitative determinations) and good-faith beliefs by the Agent or the Banks (in the case of qualitative determinations) and such determination shall be conclusive absent manifest error;

                      1.2.3   Agent's Discretion and Consent.

                      whenever the Agent or the Banks are granted the right herein to act in its or their sole discretion or to grant or withhold consent such right shall be exercised in good faith;

                      1.2.4   Documents Taken as a Whole.

                      the  words   "hereof," "herein," "hereunder," "hereto" and
similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document;

                      1.2.5   Headings.

                      the section and other headings contained in this Agreement or such other Loan Document and the Table of Contents (if any), preceding this Agreement or such other Loan Document are for reference purposes only and shall not control or affect the construction of this Agreement or such other Loan Document or the interpretation thereof in any respect;

                      1.2.6   Implied References to this Agreement.

                      article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified;

                      1.2.7   Persons.

                      reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement or such other Loan Document, as the case may be, and reference to a Person in a particular capacity excludes such Person in any other capacity;

                      1.2.8   Modifications to Documents.

                      reference to any agreement (including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto), document or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded or restated;

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                      1.2.9   From, To and Through.

                      relative to the determination of any period of time, "from" means "from and including," "to" means "to but excluding," and "through" means "through and including"; and

                      1.2.10  Shall; Will.

                      references to "shall" and "will" are intended to have the same meaning.

               1.3     Accounting Principles.

               Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms used in Section 7.2 [Negative Covenants] (and all defined terms used in the definition of any accounting term used in Section 7.2 shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing the Annual Statements referred to in Section 5.1.9((i)) [Historical Statements]. In the event of any change after the date hereof in GAAP, and if such change would result in the inability to determine compliance with the financial covenants set forth in Section 7.2 based upon the Borrower's regularly prepared financial statements by reason of the preceding sentence, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would not affect the substance thereof, but would allow compliance therewith to be determined in accordance with the Borrower's financial statements at that time.

                 2. REVOLVING CREDIT AND SWING LOAN FACILITIES

               2.1     Commitments.

                      2.1.1   Revolving Credit Loans.

               Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Bank severally agrees to make Revolving Credit Loans to the Borrower at any time or from time to time on or after the date hereof to the Expiration Date provided that after giving effect to such Loan:

               (i) the aggregate amount of Revolving Credit Loans from such Bank shall not exceed

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                      (A)....50% of such Bank's Revolving Credit Commitment less such Bank's Ratable Share of the Letters of Credit Outstanding prior to the PMW Lien Consent Date, and

                      (B)....such Bank's Revolving Credit Commitment minus such
Bank's Ratable Share of the Letters of Credit Outstanding on and after the PMW Lien Consent Date, and



               (ii) the Revolving Facility Usage shall not exceed the Borrowing Limitation

                      .

Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this
Section 2.1.1.

                      2.1.2   Swing Loans.

               Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, and in order to facilitate loans and repayments between Settlement Dates, PNC Bank agrees to make swing loans (the "Swing Loans") to the Borrower at any time or from time to time after the date hereof to, but not including, the Expiration Date, in an aggregate principal amount up to but not in excess of $10,000,000 (the "Swing Loan Commitment"), provided that (i) the aggregate principal amount of PNC Bank's Swing Loans and the Revolving Credit Loans of all the Banks at any one time outstanding shall not exceed the Borrowing Limitation of all the Banks, and (ii) the Revolving Facility Usage shall not exceed the Borrowing Limitation. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.2.

               2.2 Nature of Banks' Obligations with Respect to Revolving Credit Loans.

               Each Bank shall be obligated to participate in each request for Revolving Credit Loans pursuant to Section 2.1.1 [Revolving Credit Loan Requests] in accordance with its Ratable Share. The aggregate of each Bank's Revolving Credit Loans outstanding hereunder to the Borrower at any time shall never exceed the amount specified in clause (i) of Section 2.1. The obligations of each Bank hereunder are several. The failure of any Bank to perform its obligations hereunder shall not affect the Obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Bank to perform its obligations hereunder. The Banks shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date.

               2.3     Commitment Fees.

               Accruing  from the date hereof  until the  Expiration  Date,  the
Borrower agrees to pay to the Agent for the account of each Bank, as consideration for such Bank's Revolving Credit Commitment hereunder, a

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nonrefundable  commitment  fee (the  "Commitment  Fee") equal to the  Applicable
Commitment Fee Rate (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) on the average daily difference between the amount of (i) such Bank's Revolving Credit Commitment (it is acknowledged that such Revolving Credit Commitment is not reduced during the period prior to the PMW Lien Consent Date for purposes of computing the Commitment Fees by reason of the limitations on borrowing during such period described in the definition of "Borrowing Limitation") as the same may be constituted from time to time and the (ii) the sum of such Bank's Revolving Credit Loans (for purposes of this computation, PNC Bank's Swing Loans shall be deemed to be borrowed amounts under its Revolving Credit Commitment) outstanding plus its Ratable Share of Letters of Credit Outstanding. All Commitment Fees shall be payable in arrears on the first Business Day of each April, July, October and January after the date hereof and on the Expiration Date or upon acceleration of the Notes.

               2.4     Revolving Credit Loan Requests; Swing Loan Requests.

                      2.4.1   Revolving Credit Loan Requests.

               Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Banks to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing
Revolving   Credit   Loans  pursuant to Section 3.2 [Interest  Periods],  by
delivering to the Agent,  not later than 10:00 a.m.,  Pittsburgh time, (i) three
(3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the Euro-Rate Option applies or the conversion to or the renewal of the Euro-Rate Option for any Loans; and (ii)
one (1)  Business Day  prior  to  either  the   proposed   Borrowing  Date  with
respect to the making of a Revolving Credit Loan to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Loan, of a duly completed request therefor substantially in the form of Exhibit 2.4.1 or a request by telephone immediately confirmed in writing by letter, facsimile or telex in such form (each, a "Loan Request"), it being understood that the Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Loan Request shall be
irrevocable  and shall specify (i) the  proposed   Borrowing   Date;  (ii) the
aggregate amount of the proposed Loans comprising each Borrowing Tranche, which shall be in integral multiples of $100,000 and not less than $500,000 for each Borrowing Tranche to which the Euro-Rate Option applies and not less than the lesser of $500,000 or the maximum amount available for Borrowing Tranches to which the Base Rate Option applies; (iii) whether the Euro-Rate Option or Base Rate Option shall apply to the proposed Loans comprising the applicable Borrowing Tranche; and (iv) in the case of a Borrowing Tranche to which the Euro-Rate Option applies, an appropriate Interest Period for the
 Loans comprising such Borrowing Tranche.

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

                      2.4.2   Swing Loan Requests.

               Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request PNC Bank to make Swing Loans by delivery to PNC Bank not later than 12:00 Noon, Pittsburgh time, on the proposed Borrowing Date of a duly completed request therefor substantially in the form of Exhibit 2.4.2 hereto or a request by telephone immediately confirmed in writing by letter, facsimile or telex (each, a "Swing Loan Request"), it being understood that the Agent may rely on the authority of any individual making
such a telephonic   request   without  the   necessity   of  receipt  of  such
written confirmation. Each Swing Loan Request shall be irrevocable and shall specify the proposed Borrowing Date and the principal amount of such Swing Loan, which shall be not less than $100,000 and in integral amounts of $100,000.

               2.5     Making Revolving Credit Loans and Swing Loans.

                      2.5.1   Making Revolving Credit Loans.

               The Agent shall, promptly after receipt by it of a Loan Request pursuant to Section 2.4.1 [Revolving Credit Loan Requests], notify the Banks of its receipt of such Loan Request specifying: (i) the proposed Borrowing Date and the time and method of disbursement of the Revolving Credit Loans requested thereby; (ii) the amount and type of each such Revolving Credit Loan and the applicable Interest Period (if any); and (iii) the apportionment among the Banks of such Revolving Credit Loans as determined by the Agent in accordance with
Section 2.1.2 [Nature of Banks' Obligations]. Each Bank shall remit the principal amount of each Revolving Credit Loan to the Agent such that the Agent is able to, and the Agent shall, to the extent the Banks have made funds available to it for such purpose and subject to Section 6.2 [Each Additional Loan], fund such Revolving Credit Loans to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 p.m., Pittsburgh time, on the applicable Borrowing Date, provided that if any Bank fails to remit such funds to the Agent in a timely manner, the Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loans of such Bank on such Borrowing Date, and such Bank shall be subject to the repayment obligation in Section 9.16 [Availability of Funds]. Disbursements of, and payments of principal with respect to Revolving Credit Loans may be evidenced by notations of the Agent on its electronic data processing equipment. The aggregate amount of all disbursements of Revolving Credit Loans made and shown on the Agent's electronic data processing equipment, over all of the payments of principal made by the Borrower to the Agent and recorded on Agent's electronic data processing equipment shall be prima facie evidence absent manifest error of the outstanding principal balance due under the Revolving Credit Note.

                      2.5.2   Making Swing Loans.

               PNC Bank shall, after receipt by it of a Swing Loan Request pursuant to Section 2.4.2, fund such Swing Loan to the Borrower in U.S. Dollars and immediately available funds at the Principal Office on the Borrowing Date.


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

Disbursements of, and payments of principal with respect to Swing Loans may be evidenced by notations of the PNC Bank on its electronic data processing equipment. The aggregate amount of all disbursements of Swing Loans made and shown on the PNC Bank's electronic data processing equipment, over all of the payments of principal made by the Borrower and recorded on PNC Bank's electronic data processing equipment shall be prima facie evidence of the outstanding principal balance due under the Swing Loan Note absent manifest error.

               2.6     Revolving Credit Notes and Swing Loan Note.

                      2.6.1   Revolving Credit Notes.

               The Obligation of the Borrower to repay the aggregate unpaid principal amount of the Revolving Credit Loans made to it by each Bank, together with interest thereon, shall be evidenced by a Revolving Credit Note dated the Closing Date payable to the order of such Bank in a face amount equal to the Revolving Credit Commitment of such Bank.

                      2.6.2   Swing Loan Note.

               The obligation of the Borrower to repay the unpaid principal amount of the Swing Loans made to it by PNC Bank together with interest thereon shall be evidenced by a demand promissory note of the Borrower dated the Closing Date in substantially the form attached hereto as Exhibit 1.1(S)(2) payable to the order of PNC Bank in a face amount equal to the Swing Loan Commitment.

               2.7     Voluntary Reduction of Commitment.

               The Borrower may make voluntary reductions in the amount of the Revolving Credit Commitments of all the Banks after the satisfaction of all conditions provided in Section 6 of this Agreement, including payment of all fees and expenses, subject to the following:

                             (i)    each request for a voluntary reduction shall
be in the amount of $10,000,000.00 or more and in whole integral multiples of $1,000,000;

                             (ii) the  Borrower  shall  have  submitted  written
notice of a  request  for a  voluntary   reduction  to the Agent not less than
thirty (30) nor more than ninety (90) days before the date on which the Borrower desires the voluntary reduction to become effective;

                             (iii) the  written  notice  of  a  request  for a
voluntary reduction submitted to the Agent shall set forth the date on which the voluntary reduction shall be effective and the amount of the requested voluntary reduction;

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

                             (iv) a written notice of request for a voluntary
reduction shall be irrevocable, and may be withdrawn only with the consent of the Agent;

                             (v) on the date provided in the Borrower's  notice
of voluntary reduction given in accordance with this Section, the aggregate Revolving Credit Commitments of all of the Banks, shall be permanently reduced by the amount stated in that notice of voluntary reduction;

                             (vi) any reduction in the Revolving Line of Credit
shall result in the reduction of each Bank's Revolving Credit Commitment on a pro rata basis; and

                             (vii) the Borrower shall make any  prepayments
required in connection with any requested oluntary reduction of the Revolving Credit Commitments and such prepayment shall be subject to Sections 4.4 and 4.5.

               2.8     Letter of Credit Subfacility.

                      2.8.1   Issuance of Letters of Credit.

                      Borrower may request the issuance of a letter of credit (each a "Letter of Credit") on behalf of itself or another Loan Party by delivering to the Agent a completed application and agreement for letters of credit in such form as the Agent may specify from time to time by no later than 10:00 a.m., Pittsburgh time, at least three (3) Business Days, or such shorter period as may be agreed to by the Agent, in advance of the proposed date of issuance. Each Letter of Credit shall be either a Standby Letter of Credit or a Commercial Letter of Credit. Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this Section 2.7, the Agent will issue a Letter of Credit provided that each Letter of Credit shall (A) have a maximum maturity of twelve (12) months from the date of issuance, and (B) in no event expire later than ten (10) Business Days prior to the Expiration Date and providing that in no event shall (i) the Letters of Credit Outstanding exceed, at any one time, $10,000,000 or (ii) the Revolving Facility Usage exceed, at any one time, the Borrowing Limitation.

                      2.8.2   Letter of Credit Fees.

                      The Borrower shall pay (i) to the Agent for the ratable account of the Banks a fee (the "Letter of Credit Fee") at a rate per annum equal to Applicable Margin governing Loans under the Euro-Rate Option (computed on the basis of a year of 360 days and actual days elapsed), and (ii) to the Agent for its own account a fronting fee equal to 1/8 % per annum (computed on the basis of a year of 360 days and actual days elapsed), which fees shall be computed on the daily average Letters of Credit Outstanding and shall be payable quarterly in arrears

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

commencing with the first Business Day of each October, January, April and July following issuance of each Letter of Credit and on the Expiration Date. The Borrower shall also pay to the Agent for the Agent's sole account the Agent's then in effect customary fees and administrative expenses payable with respect to the Letters of Credit as the Agent may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit.

                      2.8.3   Disbursements, Reimbursement.

                             2.8.3.1  Immediately upon the Issuance of each
Letter of Credit, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Agent a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Bank's Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

                             2.8.3.2 In the event of any  request  for a drawing
under a Letter of Credit by the beneficiary or transferee thereof, the Agent will promptly notify the Borrower. Provided that it shall have received such notice, the Borrower shall reimburse (such obligation to reimburse the Agent shall sometimes be referred to as a "Reimbursement Obligation") the Agent prior to 12:00 noon, Pittsburgh time on each date that an amount is paid by the Agent under any Letter of Credit (each such date, an "Drawing Date") in an amount equal to the amount so paid by the Agent. In the event the Borrower fails to reimburse the Agent for the full amount of any drawing under any Letter of Credit by 12:00 noon, Pittsburgh time, on the Drawing Date, the Agent will promptly notify each Bank thereof, and the Borrower shall be deemed to have requested that Revolving Credit Loans be made by the Banks under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Credit Commitment and subject to the conditions set forth in Section 6.2 [Each Additional Loan] other than any notice requirements. Any notice given by the Agent pursuant to this Section 2.8.3.2 may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                             2.8.3.3  Each Bank shall  upon any notice  pursuant
to Section 2.8.3.2 make available to the Agent an amount in immediately available funds equal to its Ratable Share of the amount of the drawing, whereupon the participating Banks shall (subject to Section 2.8.3.4) each be deemed to have made a Revolving Credit Loan under the Base Rate Option to the Borrower in that amount. If any Bank so notified fails to make available to the Agent for the account of the Agent the amount of such Bank's Ratable Share of such amount by no later than 2:00 p.m., Pittsburgh time on the Drawing Date, then interest shall accrue on such Bank's obligation to make such payment, from the Drawing Date to the date on which such Bank makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Loans under the Base Rate Option on and after the fourth day following the Drawing Date. The Agent will promptly give notice of the occurrence of the Drawing Date, but failure of the Agent to give any such notice on the Drawing Date or in sufficient time to enable

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any Bank to effect such payment on such date shall not relieve such Bank from its obligation under this Section 2.8.3.3.

                             2.8.3.4 With respect to any  unreimbursed  drawing
that is not converted into Revolving Credit Loans under the Base Rate Option to the Borrower in whole or in part as contemplated by Section 2.8.3.2, because of the Borrower's failure to satisfy the conditions set forth in Section 6.2 [Each Additional Loan] other than any notice requirements or for any other reason, the Borrower shall be deemed to have incurred from the Agent a borrowing (each a "Letter of Credit Borrowing") in the amount of such drawing. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option. Each Bank's payment to the Agent pursuant to Section 2.8.3.3 shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a "Participation Advance" from such Bank in satisfaction of its participation obligation under this Section 2.8.3.

                      2.8.4   Repayment of Participation Advances.

                             2.8.4.1 Upon (and only upon) receipt by the Agent
for its account of immediately available funds from the Borrower (i) in reimbursement of any payment made by the Agent under the Letter of Credit with respect to which any Bank has made a Participation Advance to the Agent, or
(ii) in payment of interest on such a payment made by the Agent under such a Letter of Credit, the Agent will pay to each Bank, in the same funds as those received by the Agent, the amount of such Bank's Ratable Share of such funds, except the Agent shall retain the amount of the Ratable Share of such funds of any Bank that did not make a Participation Advance in respect of such payment by Agent.

                             2.8.4.2 If the Agent is required at any time to
return to any Loan Party, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by any Loan Party to the Agent pursuant to Section 2.8.4.1 in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Bank shall, on demand of the Agent, forthwith return to the Agent the amount of its Ratable Share of any amounts so returned by the Agent plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Agent, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time.

                      2.8.5   Documentation.

               Each Loan Party agrees to be bound by the terms of the Agent's application and agreement for letters of credit and the Agent's written regulations and customary practices relating to letters of credit, though such interpretation may be different from such Loan Party's own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Agent shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in

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following  any Loan Party's  instructions  or those  contained in the Letters of
Credit or any modifications, amendments or supplements thereto.

                      2.8.6   Determinations to Honor Drawing Requests.

               In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the Agent shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

                      2.8.7   Nature of Participation and Reimbursement
                             Obligations.

               Each Bank's obligation in accordance with this Agreement to make the Revolving Credit Loans or Participation Advances, as contemplated by
Section 2.8.3, as a result of a drawing under a Letter of Credit, and the Obligations of the Borrower to reimburse the Agent upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.8 under all circumstances, including the following circumstances:

                             (i) any set-off, counterclaim, recoupment,  defense
or other right which such Bank may have against the Agent, the Borrower or any other Person for any reason whatsoever;

                             (ii) the failure of any Loan Party or any other
Person to comply, in connection with a Letter of Credit Borrowing, with the conditions set forth in Section 2.1.1 [Revolving Credit Commitments], 2.4.1 [Revolving Credit Loan Requests], 2.4 [Making Revolving Credit Loans] or 6.2 [Each Additional Loan] or as otherwise set forth in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of the Banks to make Participation Advances under Section 2.8.3;

                            (iii) any lack of validity or enforceability of any
Letter of Credit;

                             (iv) the existence of any claim, set-off,  defense
or other right which any Loan Party or any Bank may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), the Agent or any Bank or any other Person or, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Loan Party or Subsidiaries of a Loan Party and the beneficiary for which any Letter of Credit was procured);

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                             (v) any draft, demand,  certificate or other
document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect even if the Agent has been notified thereof;

                             (vi) payment by the Agent under any Letter of
Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

                             (vii)  any  adverse  change in the  business,
operations,  properties,  assets, condition   (financial   or  otherwise)  or
prospects  of  any  Loan  Party  or Subsidiaries of a Loan Party;

                             (viii) any breach of this  Agreement  or any other
Loan  Document  by any party thereto;

                            (ix) the occurrence or continuance of an Insolvency
Proceeding  with respect to any Loan Party;

                             (x) the fact that an Event of Default or a
Potential Default shall have occurred and be continuing;

                             (xi) the fact that the  Expiration  Date shall have
passed or this Agreement or the Commitments hereunder shall have been terminated; and

                             (xii) any other circumstance or happening
whatsoever,  whether or not similar to any of the foregoing.

                      2.8.8   Indemnity.

                      In addition to amounts payable as provided in Section 9.5 [Reimbursement of Agent by Borrower, Etc.], the Borrower hereby agrees to protect, indemnify, pay and save harmless the Agent from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel) which the Agent may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit, other than as a result of (A) the gross negligence or willful misconduct of the Agent as determined by a final judgment of a court of competent jurisdiction or (B) the wrongful dishonor by the Agent of a proper demand for payment made under any Letter of Credit, except if such dishonor resulted from any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

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                      2.8.9   Liability for Acts and Omissions.

            As between any Loan Party and the Agent, such Loan Party assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Agent shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if the Agent shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Loan Party against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Loan Party and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or
(viii) any consequences arising from causes beyond the control of the Agent, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of the Agent's rights or powers hereunder. Nothing in the preceding sentence shall relieve the Agent from liability for the Agent's gross negligence or willful misconduct in connection with actions or omissions described in such clauses(i) through (viii) of such sentence.

              In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by the Agent under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put the Agent under any resulting liability to the Borrower or any Bank.

               2.9     Borrowings to Repay Swing Loans.

               PNC shall five (5) Business Days after a Swing Loan is made demand repayment of such Swing Loan, and may, at its option at any other time, demand repayment of such the Swing Loans, and upon any such demand each Bank shall make a Revolving Credit Loan in an amount equal to such Bank's Ratable Share of the aggregate principal amount of such outstanding Swing Loan, plus, if PNC so requests, accrued interest thereon, provided that no Bank shall be obligated in any event to make Revolving Credit Loans in excess of its Revolving Credit Commitment. Revolving Credit Loans made pursuant to the preceding sentence shall bear interest at the Base Rate Option and shall be deemed to have been properly requested in accordance with Section 2.4.1 without regard to any

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of the requirements of that provision or other provisions of the Agreement.  PNC shall provide notice to the Banks (which may be telephonic or written notice by letter, facsimile or telex) that such Revolving Credit Loans are to be made under this Section 2.9 and of the apportionment among the Banks, and the Banks shall be unconditionally obligated to fund such Revolving Credit Loans (whether or not the conditions specified in Section 6 are then satisfied) by the time PNC so requests, which may be on the Business Day that the Banks receive such notice from PNC.

                                3. INTEREST RATES

               3.1     Revolving Credit Interest Rate Options.

           Swing Loans shall bear interest at the interest rate set forth in the Agent's Letter. The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by it from the Base Rate Option or Euro-Rate Option set forth below applicable to the Loans, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche, provided that there shall not be at any one time outstanding more than seven (7) Borrowing Tranches in the aggregate among all of the Loans. If at any time the designated rate applicable to any Loan made by any Bank exceeds such Bank's highest lawful rate, the rate of interest on such Bank's Loan shall be limited to such Bank's highest lawful rate. The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans (subject to the provisions in Section 2.9 regarding Swing Loans):

                             (i) Base Rate Option: A fluctuating  rate per annum
(computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

                             (ii) Euro-Rate  Option: A rate per annum (computed
on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the Applicable Margin.

                      3.1.2   Rate Quotations.

           The Borrower may call the Agent on or before the date on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Agent or the Banks nor affect the rate of interest which thereafter is actually in effect when the election is made.


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               3.2     Interest Periods.

               At any time when the Borrower shall select, convert to or renew a Euro-Rate Option, the Borrower shall notify the Agent thereof at least three (3) Business Days prior to the effective date of such Euro-Rate Option by delivering a Loan Request. The notice shall specify an Interest Period during which such Interest Rate Option shall apply. Notwithstanding the preceding sentence, the following provisions shall apply to any selection of, renewal of, or conversion to a Euro-Rate Option:

                      3.2.1   Amount of Borrowing Tranche.

                 each Borrowing Tranche of Euro-Rate Loans shall be in integral multiples of $100,000 and not less than $500,000;

                      3.2.2   Renewals.

               in the case of the renewal of a Euro-Rate Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day.

               3.3     Interest After Default.

               To the extent permitted by Law, from and after the occurrence of an Event of Default and until such time such Event of Default shall have been cured or waived:

                      3.3.1   Letter of Credit Fees, Interest Rate.

                the Letter of Credit Fees and the rate of interest for each Loan otherwise applicable pursuant to Section 2.8.2 [Letter of Credit Fees] or
Section 3.1 [Interest Rate Options], respectively, shall be increased by 2.0% per annum; and

                      3.3.2   Other Obligations.

                 each other Obligation hereunder if not paid when due shall bear interest at a rate per annum equal to the sum of the rate of interest applicable under the Base Rate Option plus an additional 2% per annum from the time such Obligation becomes due and payable and until it is paid in full.

                      3.3.3   Acknowledgment.

             The Borrower acknowledges that the increase in rates referred to in this Section 3.3 reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Banks are entitled to additional compensation for such risk; and all such interest shall be payable by Borrower upon demand by Agent.

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               3.4     Euro-Rate Unascertainable; Illegality; Increased Costs;
                       Deposits Not Available.

                      3.4.1   Unascertainable.

          If on any date on which a Euro-Rate would otherwise be determined, the Agent shall have determined that:

                             (i)     adequate and reasonable means do not exist
for ascertaining such Euro-Rate, or (ii) a contingency has occurred which materially and adversely affects the London interbank eurodollar market relating to the Euro-Rate, the Agent shall have the rights specified in Section. 3.4.3.

                      3.4.2  Illegality; Increased Costs; Deposits Not
                             Available.

                      If at any time any Bank shall have determined that:

                             (i) the making,  maintenance or funding of any Loan
to which a Euro-Rate Option applies has been made impracticable or unlawful by compliance by such Bank in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

                             (ii) such  Euro-Rate  Option will not  adequately
and fairly reflect the cost to such Bank of the establishment or maintenance of any such Loan, or

                             (iii) after making all reasonable efforts, deposits
of the relevant amount in Dollars for the relevant Interest Period for a Loan to which a Euro-Rate Option applies, respectively, are not available to such Bank with respect to such Loan, or to banks generally, in the interbank eurodollar market, then the Agent shall have the rights specified in Section 3.4.3.

                      3.4.3   Agent's and Bank's Rights.

            In the case of any event specified in Section 3.4.1 above, the Agent shall promptly so notify the Banks and the Borrower thereof, and in the case of an event specified in Section 3.4.2 above, such Bank shall promptly so notify the Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Agent shall promptly send copies of such notice and certificate to the other Banks and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Banks, in the case of such notice

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given by the Agent,  or (B) such Bank,  in the case of such notice given by such
Bank, to allow the Borrower to select, convert to or renew a Euro-Rate Option shall be suspended until the Agent shall have later notified the Borrower, or such Bank shall have later notified the Agent, of the Agent's or such Bank's, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Agent makes a determination under Section 3.4.1 and the Borrower has previously notified the Agent of its selection of, conversion to or renewal of a Euro-Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans. If any Bank notifies the Agent of a determination under Section 3.4.2, the Borrower shall, subject to the Borrower's indemnification Obligations under Section 4.5.2 [Indemnity], as to any Loan of the Bank to which a Euro-Rate Option applies, on the date specified in such notice either convert such Loan to the Base Rate Option otherwise available with respect to such Loan or prepay such Loan in accordance with
Section 4.4 [Voluntary Prepayments]. Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

               3.5     Selection of Interest Rate Options.

               If the Borrower fails to select a new Interest Period to apply to any Borrowing Tranche of Loans under the Euro-Rate Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 3.2 [Interest Periods], the Borrower shall be deemed to have converted such Borrowing Tranche to the Base Rate Option, commencing upon the last day of the existing Interest Period.

                                  4. PAYMENTS

               4.1     Payments.

               All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Closing Fees, Letter of Credit Fees, Agent's Fee or other fees or amounts due from the Borrower hereunder shall be payable prior to 11:00 a.m., Pittsburgh time, on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Agent at the Principal Office for the account of PNC Bank with respect to the Swing Loans and for the ratable accounts of the Banks with respect to the Revolving Credit Loans in U.S. Dollars and in immediately available funds, and the Agent shall promptly distribute such amounts to the Banks in immediately available funds, provided that in the event payments are received by 11:00 a.m., Pittsburgh time, by the Agent with respect to the Loans and such payments are not distributed to the Banks on the same day received by the Agent, the Agent shall pay the Banks the Federal Funds Effective Rate with respect to the amount of such payments for each day held by the Agent and not distributed to the Banks. The Agent's and each Bank's statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the


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statement  of the amount of  principal  of and  interest  on the Loans and other amounts owing under this Agreement and shall be deemed an "account  stated." The
Borrower  shall  pay  all  outstanding  Loans,   interest  on  Loans  and  other
Obligations on the Expiration Date.

               4.2     Pro Rata Treatment of Banks.

               Each borrowing shall be allocated to each Bank according to its Ratable Share, and each selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal, interest, Commitment Fees, Closing Fees, Letter of Credit Fees, or other fees (except for the Agent's Fee) or amounts due from the Borrower hereunder to the Banks with respect to the Loans, shall (except as provided in Section 3.4.3 [Agent's and Bank's Rights] in the case of an event specified in
Section 3.4 [Euro-Rate Unascertainable;  Etc.], 4.4.2 [Replacement of a Bank] or
4.5 [Additional Compensation in Certain Circumstances]) be made in proportion to the applicable Loans outstanding from each Bank and, if no such Loans are then outstanding, in proportion to the Ratable Share of each Bank. Notwithstanding any of the foregoing, each borrowing or payment or prepayment by the Borrower of principal, interest, fees or other amounts from the Borrower with respect to Swing Loans shall be made by or to PNC Bank according to Section 2.

               4.3     Interest Payment Dates.

               Interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on the first Business Day of each April, July, October and January after the date hereof and on the Expiration Date or upon acceleration of the Notes. Interest on Loans to which the Euro-Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) Months, also on the 90th day of such Interest Period. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

               4.4     Voluntary Prepayments.

                             4.4.1   Right to Prepay.

            The Borrower shall have the right at its option from time to time to prepay the Loans in whole or part without premium or penalty (except as provided in Section 4.4.2 below or in Section 4.5 [Additional Compensation in Certain Circumstances]):

                             (i) at any time with  respect to any Loan to which
the Base Rate Option applies so long as such payments are in an amount not less than $100,000 and in integers of $100,000,

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                             (ii) daily at any time with  respect to any Swing
Loan so long as such payments are in an amount not less than $100,000 and in whole integer multiples of $100,000,

                             (iii) on the last day of the applicable Interest
Period with respect to Loans to which a Euro-Rate Option applies so long as such payments are in an amount not less than $5,000,000 and in whole integer multiples of $100,000,

                             (iv) on the date  specified  in a notice by any
Bank pursuant to Section 4.5 [Euro-Rate Unascertainable, Etc.] with respect to any Loan to which a Euro-Rate Option applies.

         Whenever the Borrower desires to prepay any part of the Loans, it shall provide a prepayment notice to the Agent by 1:00 p.m., Pittsburgh time, on the date of prepayment of the Swing Loans or at least one (1) Business Day prior to the date of prepayment of the Revolving Credit Loans, setting forth the following information:

               (x) the date, which shall be a Business Day, on which the proposed prepayment is to be made;

               (y) a statement indicating the application of the prepayment between the Swing Loans and Revolving Credit Loans; and

               (z)....the  total  principal  amount  of such  prepayment, which shall not be less than the amounts set forth in this Section.

            All prepayment notices shall be irrevocable. The principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount except with respect to Loans to which the Base Rate Option applies, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. Except as provided in Section 3.4.3 [Agent's and Bank's rights], if the Borrower prepays a Loan but fails to specify the applicable Borrowing Tranche which the Borrower is prepaying, the prepayment shall be applied (i) first to Swing Loans, then to Revolving Credit Loans; and (ii) after giving effect to the allocations in clause (i) above and in the preceding sentence, first to Loans to which the Base Rate Option applies, then to Loans to which the Euro-Rate Option applies. Any prepayment hereunder shall be subject to the Borrower's Obligation to indemnify the Banks under Section 4.5.2 [Indemnity].

                      4.4.2   Replacement of a Bank.

             In the event any Bank (i) gives notice under Section 3.4 [Euro-Rate Unascertainable, Etc.] or Section 4.5.1 [Increased Costs, Etc.], (ii) does not fund Revolving Credit Loans because the making of such Loans would contravene any Law applicable to such Bank, or (iii) becomes subject to the control of an Official Body (other than normal and customary supervision), then the Borrower


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shall have the right at its option,  with the consent of the Agent,  which shall not be unreasonably withheld, to prepay the Loans of such Bank in whole, together with all interest accrued thereon, and terminate such Bank's Commitment within ninety (90) days after (x) receipt of such Bank's notice under Section
3.4 [Euro-Rate Unascertainable, Etc.] or 4.5.1 [Increased Costs, Etc.], (y) the date such Bank has failed to fund Revolving Credit Loans because the making of such Loans would contravene Law applicable to such Bank, or (z) the date such Bank became subject to the control of an Official Body, as applicable; provided that the Borrower shall also pay to such Bank at the time of such prepayment any
amounts   required  under  Section  4.5  [Additional   Compensation  in  Certain
Circumstances] and any accrued interest due on such amount and any related fees; provided, however, that the Commitment of such Bank shall be provided by one or more of the remaining Banks or a replacement bank acceptable to the Agent; provided, further, the remaining Banks shall have no obligation hereunder to increase their Commitments. Notwithstanding the foregoing, the Agent may only be replaced subject to the requirements of Section 9.14 [Successor Agent] and provided that all Letters of Credit have expired or been terminated or replaced and all Swing Loans have been repaid or assumed by the Agent's successor.

                      4.4.3   Change of Lending Office.

           Each Bank agrees that upon the occurrence of any event giving rise to increased costs or other special payments under Section 3.4.2 [Illegality, Etc.] or 4.5.1 [Increased Costs, Etc.] with respect to such Bank, it will if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section
4.4.3 shall affect or postpone any of the Obligations of the Borrower or any other Loan Party or the rights of the Agent or any Bank provided in this Agreement.

               4.5     Additional Compensation in Certain Circumstances.

                      4.5.1 Increased Costs or Reduced Return Resulting from Taxes, Reserves, Capital Adequacy Requirements, Expenses, Etc.

               If any Law, guideline or interpretation or any change in any Law, guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body:

                             (i) subjects  any Bank to any tax or changes the
basis of taxation with respect to this Agreement, the Notes, the Loans or payments by the Borrower of principal, interest, Commitment Fees, or other amounts due from the Borrower hereunder or under the Notes (except for taxes on the overall net income of such Bank),

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

                             (ii)  imposes,  modifies or deems  applicable  any
reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Bank, or

                             (iii)  imposes,  modifies or deems  applicable  any
capital adequacy or similar requirement (A) against assets (funded or contingent) of, or letters of credit, other credits or commitments to extend credit extended by, any Bank, or (B) otherwise applicable to the obligations of any Bank under this Agreement, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon any Bank with respect to this Agreement, the Notes or the making, maintenance or funding of any part of the Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on any Bank's capital, taking into consideration such Bank's customary policies with respect to capital adequacy) by an amount which such Bank in its sole discretion deems to be material, such Bank shall from time to time notify the Borrower and the Agent of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by such Bank to be necessary to compensate such Bank for such increase in cost, reduction of income, additional expense or reduced rate of return. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

                      4.5.2   Indemnity.

            In addition to the compensation required by Section 4.5.1 [Increased Costs, Etc.], the Borrower shall indemnify each Bank against all liabilities, losses or expenses (including loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Bank to fund or maintain Loans subject to a Euro-Rate Option) which such Bank sustains or incurs as a consequence of any

                             (i) payment, prepayment,  conversion or renewal of
any Loan to which a Euro-Rate Option applies on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due),

                             (ii) attempt by the Borrower to revoke (expressly,
by later inconsistent notices or otherwise) in whole or part any Loan Requests under Section 2.4.1 [Revolving Credit Loan Requests] or Section 3.2 [Interest Periods] or notice relating to prepayments under Section 4.4 [Voluntary Prepayments], or

                             (iii) default by the Borrower in the  performance
or observance of any covenant or condition contained in this Agreement or any other Loan Document, including

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any failure of the Borrower to pay when due (by  acceleration  or otherwise) any principal, interest, Commitment Fee or any other amount due hereunder.

               If any Bank sustains or incurs any such loss or expense, it shall from time to time notify the Borrower of the amount determined in good faith by such Bank (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Bank shall deem reasonable) to be necessary to indemnify such Bank for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

               4.6     Settlement Date Procedures.

               In order to minimize the transfer of funds between the Banks and the Agent, the Borrower may borrow, repay and reborrow Swing Loans and PNC Bank may make Swing Loans as provided in Section 2.1.2 and otherwise hereunder during the period between Settlement Dates. Not later than 10:00 a.m., Pittsburgh time, on each Settlement Date, the Agent shall notify each Bank of its Ratable Share of the total of the Revolving Credit Loans and the Swing Loans (each a "Required Share") as of the opening of business on such Settlement Date. Prior to 11:00 a.m., Pittsburgh time, on such Settlement Date, each Bank shall pay to the Agent the amount equal to the difference between its Required Share and its Revolving Credit Loans as of the opening of business on such Settlement Date, and the Agent shall pay to each Bank its Ratable Share of all payments made by the Borrower to the Agent with respect to the Revolving Credit Loans as of such date. The Agent may at its option effect settlement on any other Business Day. These settlement procedures are established solely as a matter of administrative convenience, and nothing contained in this Section 4.6 shall relieve the Banks of their obligations to fund Revolving Credit Loans on dates other than a Settlement Date pursuant to Section 2. The Agent may at any time at its option for any reason whatsoever require each Bank to pay immediately to the Agent such Bank's Ratable Share of the outstanding Revolving Credit Loans and each Bank may at any time require the Agent to pay immediately to such Bank its Ratable Share of all payments made by the borrower to the Agent with respect to the Revolving Credit Loans.

                       5. REPRESENTATIONS AND WARRANTIES

               5.1     Representations and Warranties.

               The Loan Parties, jointly and severally, represent and warrant to the Agent and each of the Banks as follows:

                      5.1.1   Organization and Qualification.

                     Each Loan Party and each Subsidiary of each Loan Party is a corporation, partnership or limited liability company duly formed or organized,

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as  applicable,  validly  existing  and in good  standing  under the laws of its jurisdiction of formation or organization, as applicable. Each Loan Party and each Subsidiary of each Loan Party has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct. Each Loan Party and each Subsidiary of each Loan Party is duly licensed or qualified and in good standing in each jurisdiction listed on Schedule 5.1.1 and in all other jurisdictions where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary.

                      5.1.2   Capitalization and Ownership.

          The authorized capital stock of the each of the Loan Parties (referred to herein as the "Shares") are issued and outstanding as indicated on Schedule
5.1.2. All of the Shares have been validly issued and are fully paid and nonassessable. There are no options, warrants or other rights outstanding to purchase any such Shares except as indicated on Schedule 5.1.2.

                      5.1.3   Subsidiaries.

               Schedule 5.1.3 states the name of each of the Subsidiaries of the Guarantors, its jurisdiction of formation, its authorized capital stock, the issued and outstanding shares (referred to herein as the "Subsidiary Shares") and the owners thereof if it is a corporation, its outstanding partnership interests (the "Partnership Interests") if it is a partnership and its outstanding limited liability company interests, interests assigned to managers thereof and the voting rights associated therewith (the "LLC Interests") if it is a limited liability company. Each Guarantor and each Subsidiary of such Guarantor has good and valid title to all of the Subsidiary Shares, Partnership Interests and LLC Interests it purports to own, free and clear in each case of any Lien. All Subsidiary Shares, Partnership Interests and LLC Interests have been validly issued, and all Subsidiary Shares are fully paid and nonassessable. All capital contributions and other consideration required to be made or paid in connection with the issuance of the Partnership Interests and LLC Interests have been made or paid, as the case may be. There are no options, warrants or other rights outstanding to purchase any such Subsidiary Shares, Partnership Interests or LLC Interests except as indicated on Schedule 5.1.3.

                      5.1.4   Power and Authority.

              Each Loan Party has full power to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part.

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                      5.1.5   Validity and Binding Effect.

                             5.1.5.1 Loan Documents.

         This Agreement has been duly and validly executed and delivered by each Loan Party, and each other Loan Document which any Loan Party is required to execute and deliver on or after the date hereof will have been duly executed and delivered by such Loan Party on the required date of delivery of such Loan
Document. This Agreement and each other Loan Document constitutes, or will constitute, legal, valid and binding obligations of each Loan Party which is or will be a party thereto on and after its date of delivery thereof, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of any of such Loan Document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

                             5.1.5.2 Acquisitions Documents.

               The Acquisition Documents have been duly and validly executed and delivered by the Loan Parties, and constitute the legal, valid and binding obligations of such parties, enforceable against them in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or by laws or judicial decisions limiting the right of specific performance. To the knowledge of the Loan Parties: (i) the Acquisition Documents have been duly and validly executed and delivered by the Seller and (ii) constitute the legal, valid and binding obligations of the Seller, enforceable against it in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or by laws or judicial decisions limiting the right of specific performance. The Borrower has delivered to the Agent for delivery to the Banks a true and correct copy of the Acquisition Documents and any amendments, waivers and other documents executed in connection therewith, and there has been no other amendment, waiver or modification of the Acquisition Documents. All representations and warranties of the Borrower and, to the best of the Borrower's knowledge, of the Seller contained in the Acquisition Documents are true and correct in all material respects. The transactions have closed (which closing occurs simultaneously with the closing hereunder) under the Acquisition Documents and (i) CR Acquisition has merged into Calder and TP Acquisition has merged into Tropical, (ii) All of the shares of capital stock of Tropical and Calder outstanding immediately prior to such merger have been canceled and new shares of Calder and Tropical have been issued in favor of CDMC, and (iii) CDMC owns all of the shares of stock of Calder and Tropical and such shares are free of all Liens or claims. CDMC The assets of Calder and Tropical are free and clear of all Liens except for Permitted Liens.

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

                      5.1.6   No Conflict.

          Neither the execution and delivery of this Agreement or the other Loan Documents by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the articles or certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or (ii) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party or any of its Subsidiaries (other than Liens granted under the Loan Documents).

                      5.1.7   Litigation.

          There are no actions, suits, proceedings or investigations pending or, to the knowledge of any Loan Party, threatened against such Loan Party or any Subsidiary of such Loan Party at law or equity before any Official Body which individually or in the aggregate may result in any Material Adverse Change. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of any order, writ, injunction or any decree of any Official Body which may result in any Material Adverse Change.

                      5.1.8   Title to Properties.

                             5.1.8.1 Loan Parties and Subsidiaries.

             The real property owned or leased by each Loan Party (including the properties acquired under the Acquisition Documents) and each Subsidiary of each Loan Party (other than the Excluded Subsidiaries) is described on Schedule
5.1.8. Each Loan Party and each Subsidiary of each Loan Party (other than the Excluded Subsidiaries) has good and marketable title to or valid leasehold interest in all properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances except Permitted Liens, and subject to the terms and conditions of the applicable leases. All leases of property are in full force and effect without the necessity for any consent which has not previously been obtained upon consummation of the transactions contemplated hereby.

                      5.1.9   Financial Statements.

                             (i)  Historical  Statements of Loan Parties other
than Calder and Tropical. The Borrower has delivered to the Agent copies of its audited consolidated year-end

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financial  statements  for and as of the end of the three (3) fiscal years ended
December 31, 1998 (the "Annual Statements" or the "Historical Statements"). The Historical Statements were compiled from the books and records maintained by the Borrower's management, are correct and complete in all material respects and fairly represent the consolidated financial condition of the Borrower and its Subsidiaries (other than Calder and Tropical) as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied.

                             (ii) Historical Statements of Calder and Tropical.
The Borrower has delivered to the Agent copies of the audited consolidated year-end financial statements of Calder and Tropical for and as of the end of the three (3) fiscal years ended December 31, 1998 (the "Calder Statements"). To the knowledge of the Borrower the Calder Statements were compiled from the books and records maintained by the management of Calder and Tropical, are correct and complete in all material respects and fairly represent the consolidated financial condition of Calder and Tropical as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied.

                             (iii) Accuracy of Financial Statements. Neither the
Borrower nor any Subsidiary of the Borrower (other than Calder and Tropical) has any liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Historical Statements or in the notes thereto, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of the Borrower or any Subsidiary of the Borrower (other than Calder and Tropical) which may cause a Material Adverse Change. To the knowledge of the Borrower, neither Calder nor Tropical has any liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Calder Statements or in the notes thereto, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of Calder or Tropical which may cause a Material Adverse Change. Since December 31, 1998, no Material Adverse Change has occurred.

                      5.1.10 Use of Proceeds; Margin Stock; Section 20 Subsidiaries.

                             5.1.10.1       General.

                     The Loan Parties intend to use the proceeds of the Loans in accordance with Section 7.1.10.

                             5.1.10.2       Margin Stock.

                  None of the Loan Parties or any Subsidiaries of any Loan Party engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any

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

margin stock or to refund Indebtedness originally incurred for such purpose, or for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. None of the Loan Parties or any Subsidiary of any Loan Party holds or intends to hold margin stock in such amounts that more than 25% of the reasonable value of the assets of any Loan Party or Subsidiary of any Loan Party are or will be represented by margin stock.

                             5.1.10.3       Section 20 Subsidiaries.

                     The Loan Parties do not intend to use and shall not use any portion of the proceeds of the Loans, directly or indirectly, to purchase during the underwriting period, or for thirty (30) days thereafter, Ineligible Securities being underwritten by a Section 20 Subsidiary.

                      5.1.11  Taxes.

           All federal, state, local and other tax returns required to have been filed with respect to each Loan Party and each Subsidiary of each Loan Party have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received, except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. Other than as set forth on Schedule 5.1.11, there are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of any Loan Party or Subsidiary of any Loan Party for any period.

                      5.1.12  Consents and Approvals.

          Except for the filing of financing statements and the Mortgages in the state and county filing offices, no consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement and the other Loan Documents and the Acquisition Documents by any Loan Party or to the knowledge of the Loan Parties by the Seller, except as listed on Schedule 5.1.12, all of which shall have been obtained or made on or prior to the Closing Date except as otherwise indicated on Schedule 5.1.12.

                      5.1.13  No Event of Default; Compliance with Instruments.

         No event has occurred and is continuing and no condition exists or will exist after giving effect to the borrowings or other extensions of credit to be made on the Closing Date under or pursuant to the Loan Documents or after consummation of the Acquisitions which constitutes an Event of Default or Potential Default. None of the Loan Parties or any Subsidiaries of any Loan

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

Party is in violation of (i) any term of its articles or certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents or (ii) any material agreement or instrument to which it is a party or by which it or any of its properties may be subject or bound where such violation would constitute a Material Adverse Change.

                      5.1.14  Patents, Trademarks, Copyrights, Licenses, Etc.

           Each Loan Party and each Subsidiary of each Loan Party (other than an Excluded Subsidiary) owns or possesses all the material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by such Loan Party or Subsidiary, without known possible, alleged or actual conflict with the rights of others. All material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises and permits of each Loan Party and each Subsidiary of each Loan Party (other than an Excluded Subsidiary) are listed and described on Schedule 5.1.14.

                      5.1.15  Security Interests.

           The Liens and security interests granted to the Agent for the benefit of the Banks pursuant to the Patent, Trademark and Copyright Security Agreement, the Patent, Trademark and Copyright Security Agreement--Calder and Tropical, the Pledge Agreement and the Security Agreement in the Collateral (other than the Real Property Collateral) constitute and will continue to constitute Prior Security Interests (except for Permitted Liens) under the Uniform Commercial Code as in effect in each applicable jurisdiction (the "Uniform Commercial Code") or other applicable Law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law. Upon the filing of financing statements relating to said security interests in each office and in each jurisdiction where required in order to perfect the security interests described above, taking possession of any stock certificates or other certificates evidencing the Pledged Collateral and recordation of the Patent, Trademark and Copyright Security Agreement and the Patent, Trademark and Copyright Security Agreement--Calder and Tropical in the United States Patent and Trademark Office and United States Copyright Office, as applicable, all such action as is necessary or advisable to establish such rights of the Agent (as can be accomplished or obtained by such filings or possession) will have been taken, and there will be upon execution and delivery of the Patent, Trademark and Copyright Security Agreement, the Patent, Trademark and Copyright Security Agreement--Calder and Tropical, the Pledge Agreement and the Security Agreement, such filings and such taking of possession, no necessity for any further action in order to preserve, protect and continue such rights, except the filing of continuation statements with respect to such financing statements within six months prior to each five-year anniversary of the filing of such financing statements. All filing fees and other expenses in connection with each such action have been or will be paid by the Borrower.

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                      5.1.16  Mortgage Liens.

         The Liens granted to the Agent for the benefit of the Banks pursuant to the Mortgages constitute valid first priority Liens under applicable law. All such action as will be necessary or advisable to establish such Lien of the Agent and its priority as described in the preceding sentence will be taken at or prior to the time required for such purpose, and there will be as of the date of execution and delivery of the Mortgages no necessity for any further action in order to protect, preserve and continue such Lien and such priority except for the filing of continuation statements to continue financing statements
(filed as fixture filings) upon the expiration thereof and for the recordation of the Calder Mortgage and for the recording of the other Mortgages all of which recordation of such other Mortgages has occurred on the Closing Date (or within one Business Day following the Closing Date provided that the title insurance policy relating to such Mortgages provides coverage as of the Closing Date based on pro forma policies delivered and accepted on or before the Closing Date).

                      5.1.17  Status of the Pledged Collateral.

         All the shares of capital stock, Partnership Interests or LLC Interests included in the Pledged Collateral to be pledged pursuant to the Pledge Agreement are or will be upon issuance validly issued and nonassessable and owned beneficially and of record by the pledgor free and clear of any Lien or restriction on transfer, except as otherwise provided by the Pledge Agreement and except as the right of the Banks to dispose of the Shares, Partnership Interests or LLC Interests may be limited by the Securities Act of 1933, as amended, and the regulations promulgated by the Securities and Exchange Commission thereunder and by applicable state securities laws. There are no shareholder, partnership, limited liability company or other agreements or understandings with respect to the shares of capital stock, Partnership Interests or LLC Interests included in the Pledged Collateral except for the partnership agreements, shareholder agreements and limited liability company agreements described on Schedule 5.1.17. The Loan Parties have delivered true and correct copies of such partnership agreements, shareholder agreements and limited liability company agreements to the Agent.

                      5.1.18  Insurance.

           Schedule 5.1.18 lists all insurance policies and other material bonds to which any Loan Party or Subsidiary of any Loan Party is a party, all of which are valid and in full force and effect. No notice has been given or claim made and no grounds exist to cancel or avoid any of such policies or bonds or to reduce the coverage provided thereby. Such policies and bonds provide adequate coverage, including coverage for business interruption, from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each Loan Party and each Subsidiary of each Loan Party in accordance with prudent business practice in the industry of the Loan Parties and their Subsidiaries.

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

                      5.1.19  Compliance with Laws.

                The Loan Parties and their Subsidiaries are in compliance in all material respects with all applicable Laws (other than Environmental Laws which are specifically addressed in Section 5.1.24 [Environmental Matters]) in all jurisdictions in which any Loan Party or Subsidiary of any Loan Party is presently or will be doing business except where the failure to do so would not constitute a Material Adverse Change.

                      5.1.20  Material Contracts; Burdensome Restrictions.

         Schedule 5.1.20 lists all contracts relating to the business operations of each Loan Party and each Subsidiary (other than the Excluded Subsidiaries) of any Loan Party requiring payments to or from the applicable Loan Party in an amount equal to or exceeding $100,000 over the term thereof or the breach of which could result in a Material Adverse Change, and all employee benefit plans and Labor Contracts. All such material contracts are valid, binding and enforceable upon such Loan Party or Subsidiary and each of the other parties thereto in accordance with their respective terms, and there is no default thereunder, to the Loan Parties' knowledge, with respect to parties other than such Loan Party or Subsidiary. None of the Loan Parties or their Subsidiaries is bound by any contractual obligation, or subject to any restriction in any organization document, or any requirement of Law which could result in a Material Adverse Change.

                      5.1.21  Investment Companies; Regulated Entities.

            None of the Loan Parties or any Subsidiaries of any Loan Party is an "investment company" registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940 and shall not become such an "investment company" or under such "control." None of the Loan Parties or any Subsidiaries of any Loan Party is subject to any other Federal state statute or regulation limiting its ability to incur Indebtedness for borrowed money.

                      5.1.22  Plans and Benefit Arrangements.

               Except as set forth on Schedule 5.1.22:

                             (i) The Borrower and each other member of the ERISA
Group are in compliance in all material respects with any applicable provisions of ERISA with respect to all Benefit Arrangements, Plans and Multiemployer Plans. There has been no Prohibited Transaction with respect t any Benefit Arrangement or any Plan or, to the best knowledge of the Borrower, with respect to any Multiemployer Plan or Multiple Employer Plan, which could result in any material liability of the Borrower or any other member of the ERISA Group. The Borrower and all other members of the ERISA Group have made when due any and all payments required to

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

be made under any agreement relating to a Multiemployer Plan or a Multiple Employer Plan or any Law pertaining thereto. With respect to each Plan and Multiemployer Plan, the Borrower and each other member of the ERISA Group (i) have fulfilled in all material respects their obligations under the minimum funding standards of ERISA, (ii) have not incurred any liability to the PBGC, and (iii) have not had asserted against them any penalty for failure to fulfill the minimum funding requirements of ERISA.

                             (ii) To the  best of the  Borrower's  knowledge,
each Multiemployer Plan and Multiple Employer Plan is able to pay benefits thereunder when due.

                             (iii)  Neither  the  Borrower  nor any other member
of the ERISA Group has instituted or intends to institute proceedings to terminate any Plan.

                             (iv) No event requiring  notice to the PBGC under
Section 302(f)(4)(A) of ERISA has occurred or is reasonably expected to occur with respect to any Plan, and no amendment with respect to which security is required under Section 307 of ERISA has been made or is reasonably expected to be made to any Plan.

                             (v) The aggregate actuarial present value of all
benefit liabilities (whether or not vested) under each Plan, determined on a plan termination basis, as disclosed in, and as of the date of, the most recent actuarial report for such Plan, does not exceed the aggregate fair market value of the assets of such Plan.

                             (vi)  Neither the  Borrower nor any other member of
the ERISA Group has incurred or reasonably expects to incur any material withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower nor any other member of the ERISA Group has been notified by any Multiemployer Plan or Multiple Employer Plan that such Multiemployer Plan or Multiple Employer Plan has been terminated within the meaning of Title IV of ERISA and, to the best knowledge of the Borrower, no Multiemployer Plan or Multiple Employer Plan is reasonably expected to be reorganized or terminated, within the meaning of Title IV of ERISA.

                             (vii) To the extent that any Benefit  Arrangement
is insured, the Borrower and all other members of the ERISA Group have paid when due all premiums required to be paid for all periods through the Closing Date. To the extent that any Benefit Arrangement is funded other than with insurance, the Borrower and all other members of the ERISA Group have made when due all contributions required to be paid for all periods through the Closing Date.

                             (viii)  All  Plans,  Benefit  Arrangements  and
Multiemployer Plans have been administered in accordance with their terms and applicable Law.

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                      5.1.23  Employment Matters.

                   Each of the Loan Parties and each of their Subsidiaries is in compliance with the Labor Contracts and all applicable federal, state and local labor and employment Laws including those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, where the failure to comply would constitute a Material Adverse Change. There are no outstanding grievances, arbitration awards or appeals therefrom arising out of the Labor Contracts or current or threatened strikes, picketing, handbilling or other work stoppages or slowdowns at facilities of any of the Loan Parties or any of their Subsidiaries which in any case would constitute a Material Adverse Change. The Borrower has delivered to the Agent true and correct copies of each of the Labor Contracts.

                      5.1.24  Environmental Matters.

               Except as disclosed on Schedule 5.1.24:

                             (i) None of the Loan Parties has received any
Environmental Complaint, whether directed or issued to any Loan Party or relating or pertaining to any prior owner, operator or occupant of the Property, and has no reason to believe that it might receive an Environmental Complaint.

                             (ii) No  activity  of any  Loan  Party  at the
Property  is  being  or has been conducted  in  material   violation  of  any
Environmental   Law  or  Required Environmental  Permit and to the  knowledge of any Loan Party no activity of any prior owner, operator or occupant of the Property was conducted in material violation of any Environmental Law.

                             (iii) There are no material  Regulated  Substances
present on, in, under, or emanating from, or to any Loan Party's knowledge emanating to, the Property or any portion thereof which result in material Contamination.

                             (iv) Each Loan Party has all Required Environmental
Permits and all such Required Environmental Permits are in full force and effect.

                             (v) Each Loan Party has  submitted  to an  Official
Body and/or  maintains,  as appropriate, all Required Environmental Notices.

                             (vi) No  structures,  improvements,  equipment,
fixtures, impoundments, pits, lagoons or aboveground or underground storage tanks located on the Property

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contain  or use,  except in  material  compliance  with  Environmental  Laws and
Required Environmental Permits, Regulated Substances or otherwise are operated or maintained except in material compliance with Environmental Laws and Required Environmental Permits. To the knowledge of each Loan Party, no structures, improvements, equipment, fixtures, impoundments, pits, lagoons or aboveground or underground storage tanks of prior owners, operators or occupants of the Property contained or used, except in material compliance with Environmental Laws, Regulated Substances or otherwise were operated or maintained by any such
prior  owner,   operator  or  occupant   except  in  material   compliance  with
Environmental Laws.

                             (vii)   To the knowledge of each Loan Party, no
facility or site to. which any Loan Party, either directly or indirectly by a third party, has sent Regulated Substances for storage, treatment, disposal or other management has been or is being operated in violation of Environmental Laws or pursuant to Environmental Laws is identified or proposed to be identified on any list of contaminated properties or other properties which pursuant to Environmental Laws are the subject of an investigation, cleanup, removal, remediation or other response action by an Official Body.

                             (viii) No portion of the Property is  identified or
to the knowledge of any Loan Party proposed to be identified on any list of contaminated properties or other properties which pursuant to Environmental Laws are the subject of an investigation or remediation action by an Official Body, nor to the knowledge of any Loan Party is any property adjoining or in the proximity of the Property identified or proposed to be identified on any such list.

                             (ix) No portion of the Property constitutes an
Environmentally Sensitive Area.

                             (x) No lien or other encumbrance authorized by
Environmental Laws exists against the Property and none of the Loan Parties has any reason to believe that such a lien or encumbrance may be imposed.

                            (xi) The Borrower has obtained Phase I Environmental
audits with respect to all material commercial properties owned by the Loan Parties with the exception of 700 Central Avenue which the Borrower shall obtain and deliver according to Section 7.1.13. The Loan Parties' representations as stated in this Section 5.1.24 are based solely on the Borrower's actual knowledge and on such Phase I Environmental audits.

                      5.1.25  Senior Debt Status.

               There is no Lien upon or with respect to any of the properties or income of any Loan Party or Subsidiary of any Loan Party (other than the Excluded Subsidiaries) which secures indebtedness or other obligations of any Person except for Permitted Liens. The Indebtedness of the Loan Parties hereunder is senior to, or pari passu with, all other Indebtedness of such Loan Parties in right of payment.

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                      5.1.26  Full Disclosure.

                     Neither this Agreement nor any other Loan Document, nor any certificate, statement, agreement or other documents furnished to the Agent or any Bank in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact, and none of the Acquisition Documents contains any untrue statement of a material fact or omits to state a material fact made by or relating to the Borrower and to the Borrower's knowledge Calder and Tropical, in either such instance necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. There is no fact known to any Loan Party which materially adversely affects the business, property, assets, financial condition, results of operations or prospects of any Loan Party or Subsidiary of any Loan Party which has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Agent and the Banks prior to or at the date hereof in connection with the transactions contemplated hereby.

                      5.1.27  Year 2000.

          The Borrower and its Subsidiaries have reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the risk that certain computer applications used by the Borrower or its Subsidiaries (or any of their respective material suppliers, customers or vendors) may be unable to recognize and perform properly date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem"). The Year 2000 Problem is not a Material Adverse Change.

                      5.1.28  Solvency.

               The Borrower is Solvent. After giving effect to the transactions contemplated by the Loan Documents and the Acquisition Documents, including all Indebtedness incurred thereby, the Liens granted by the Borrower in connection therewith and the payment of all fees related thereto, the Borrower will be Solvent, determined as of the Closing Date.

               5.2     Updates to Schedules.

             Should any of the information or disclosures provided on any of the Schedules attached hereto become outdated or incorrect in any material respect, the Borrower shall promptly provide the Agent in writing with such revisions or updates to such Schedule as may be necessary or appropriate to update or correct same; provided, however, that no Schedule shall be deemed to have been amended, modified or superseded by any such correction or update, nor shall any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule be deemed to have been cured thereby, unless and until the Required Banks, in their sole and absolute discretion, shall have accepted in writing such revisions or updates to such Schedule.

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           6. CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT

             The obligation of each Bank to make Loans and of the Agent to issue Letters of Credit hereunder is subject to the performance by each of the Loan Parties of its Obligations to be performed hereunder at or prior to the making of any such Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions:

               6.1     First Loans and Letters of Credit.

               On the Closing Date:

                      6.1.1   Officer's Certificate.

                  The representations and warranties of each of the Loan Parties contained in Section 5 and in each of the other Loan Documents shall be true and accurate on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Agent for the benefit of each Bank a certificate of each of the Loan Parties, dated the Closing Date and signed by the Chief Executive Officer, President or Chief Financial Officer of each of the Loan Parties, to each such effect.

                      6.1.2   Secretary's Certificate.

            There shall be delivered to the Agent for the benefit of each Bank a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

                             (i) all action taken by each Loan Party in
connection with the  authorization of this Agreement and the other Loan
Documents;

                             (ii) the names of the officer or officers
authorized to sign this Agreement and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Agreement and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

                             (iii)  copies  of  its  organizational  documents,
including its articles or certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, and limited liability company agreement as in effect on the Closing Date certified by the appropriate state official where such documents are filed in a

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state  office  together  with certificates from the appropriate state officials as to the continued existence and good standing of each Loan Party in each state where organized or qualified to do business and a bring-down certificate by facsimile dated the Closing Date.

                      6.1.3   Delivery of Loan Documents.

                The Guaranty Agreement, Indemnity, Mortgages, Notes, the Patent, Trademark and Copyright Security Agreement, Pledge Agreement, Intercompany Subordination Agreement and Security Agreement shall have been duly executed and delivered to the Agent for the benefit of the Banks, together with all appropriate financing statements and appropriate stock powers and certificates evidencing the shares of Pledged Collateral.

                      6.1.4   Closing Date Compliance Certificate.

          The Borrower shall deliver a Compliance Certificate (the "Closing Date Compliance Certificate") showing Indebtedness and other balance sheet items as of the Closing Date after giving effect to the Acquisition and income and expense items through the four quarters ending as of December 31, 1998. Such Compliance Certificate shall be in the form of Exhibit 6.1.4.

                       6.1.5   Opinion of Counsel.

            There shall be delivered to the Agent for the benefit of each Bank a written opinion of Wyatt, Tarrant & Combs and Greenberg Traurig, PA, counsel for the Loan Parties (who may rely on the opinions of such other counsel as may be acceptable to the Agent), dated the Closing Date and in form and substance satisfactory to the Agent and its counsel:

                           (i) as to the matters set forth in Exhibit 6.1.5; and

                           (ii) as to such other matters incident to the
transactions  contemplated  herein as the Agent may reasonably request.

                      6.1.6   Legal Details.

           All legal details and proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be in form and substance satisfactory to the Agent and counsel for the Agent, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent and said counsel, as the Agent or said counsel may reasonably request.

                      6.1.7   Payment of Fees.

              The Borrower shall have paid or caused to be paid to the Agent for itself and for the account of the Banks to the extent not previously paid the

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Closing Fees, all other  commitment  and other fees accrued  through the Closing
Date and the costs and expenses for which the Agent and the Banks are entitled to be reimbursed.

                      6.1.8   Environmental Audit.
          The Loan Parties shall have delivered copies of existing environmental audits performed on each parcel of Real Property Collateral, except for the real estate located at 700 Central Avenue. The Loan Parties shall comply with the covenant in Section 7.1.13.2 with respect to environmental reports to be delivered after the Closing Date.

                      6.1.9   Consents.

         All material consents required to effectuate the transactions under the Loan Documents and the Acquisition Documents, including the consent of the PMW for the Acquisition (the "PMW Acquisition Consent") and the HSR Early Termination notice referred to in Section 3.3.4 of the Stock Purchase Agreement and the consent of the IHRC for the pledge by the Borrower of the stock of CDMC under the Pledge Agreement, each as set forth on Schedule 5.1.12, shall have been obtained.

                    6.1.10  Officer's Certificate Regarding MACs and Litigation.

         Since December 31, 1998, no Material Adverse Change or litigation which could be materially adverse to the Loan Parties shall have occurred; prior to the Closing Date, there shall have been no material change in the management of any Loan Party (except for changes in the management of Calder and Tropical immediately following the Acquisition and the replacement of the general manager of Ellis Park); and there shall have been delivered to the Agent for the benefit of each Bank a certificate dated the Closing Date and signed by the Chief Executive Officer, President or Chief Financial Officer of each Loan Party to each such effect.

                      6.1.11  No Violation of Laws.

         The making of the Loans and the issuance of the Letters of Credit shall not contravene any Law applicable to any Loan Party or any of the Banks.

                      6.1.12  No Actions or Proceedings.

           No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which, in the Agent's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents.

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                      6.1.13  Insurance Policies; Certificates of Insurance;
                              Endorsements.

          The Loan Parties shall have delivered evidence acceptable to the Agent that adequate insurance in compliance with Section 7.1.3 [Maintenance of Insurance] is in full force and effect and that all premiums then due thereon have been paid, together with a certified copy of each Loan Party's casualty insurance policy or policies evidencing coverage satisfactory to the Agent, with additional insured, mortgagee and lender loss payable special endorsements attached thereto in form and substance satisfactory to the Agent and its counsel naming the Agent as additional insured, mortgagee and lender loss payee.

                      6.1.14  Title Insurance.

            The Loan Parties shall deliver a title insurance policy or pro-forma policies in favor of the Agent for the benefit of the Banks, in customary ALTA current mortgagee's form, and in amounts agreed upon and acceptable to the Agent, with premiums paid thereon (except in the case of the Calder Mortgage), issued by Commonwealth Land Title Insurance Company and insuring the Recorded Mortgages as a valid first priority Lien upon the applicable Loan Parties' fee simple title to, or leasehold interest in, the Real Property Collateral and all improvements and all appurtenances thereto (including such easements and appurtenances as may be required by the Agent), free and clear of any and all defects and encumbrances whatsoever, subject only to such exceptions as may be approved in writing by the Agent, with endorsements thereto as to such matters as the Agent may designate. The Loan Parties shall purchase such title insurance policies on the Closing Date for each of the Mortgages except for the Calder Mortgage. The Loan Parties shall purchase title insurance for the Calder Mortgage in accordance with Section 7.1.15

                      6.1.15  Filing Receipts; Lien Search Results.

              The Agent shall have received (1) executed financing statements in proper form for filing and perfecting the Liens in the UCC Collateral, with copies of all filing receipts and acknowledgments issued by any governmental authority to following promptly after the Closing Date and (2) the results of Lien searches in a form acceptable to the Agent evidencing that the Liens under the Loan Documents constitute Prior Security Interests in favor of the Agent for the benefit of the Banks and, in the case of the Recorded Mortgages, a valid and perfected first priority Lien in favor of the Agent for the benefit of the Banks. The applicable Loan Parties shall execute and deliver to the Agent the Calder Mortgage each in a form sufficient for immediate recordation and the Agent shall at any time be permitted to record such Calder Mortgages pursuant to
Section 7.1.15.

                      6.1.16  Administrative Questionnaire.

           Each of the Banks and the Borrower shall have completed and delivered to the Agent the Agent's form of administrative questionnaire.

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                      6.1.17  Payoff of Existing Credit Agreement.

           The Borrower shall prior to or simultaneously with the closing of the initial Loans hereunder pay all of the outstanding loans, interest and other obligations under the Existing Credit Agreement and shall have delivered to the Agent a copy of a payoff letter, in a form acceptable to the Agent, signed by the parties to the Existing Credit Agreement and evidencing the payoff and termination of such Existing Credit Agreement.

                      6.1.18  Acquisition Closing.

                             6.1.18.1       Closing

             The transactions contemplated by the Acquisition Documents shall be consummated simultaneously with the closing of the Loans in accordance with the terms and conditions of the Acquisition Documents as heretofore reviewed by the Banks without any amendment or waiver by the Borrower not consented to by the Banks.

                             6.1.18.2       Closing Documents.

         The Agent shall have reviewed each of the original executed Acquisition Documents and the Borrower shall deliver or cause to be delivered within one (1) Business Day after the Closing Date true and correct copies of each of the Acquisition Documents to the Agent for the benefit of the Banks.

                             6.1.18.3       Repayment of Kawasaki Indebtedness.

                  The parties to the Acquisition Documents shall have repaid all outstanding Indebtedness of the Seller to Kawasaki Leasing and terminated (or assigned to the Agent) all Liens securing such Indebtedness in favor of Kawasaki Leasing (such repayment and termination or assignment may occur on the Closing Date and simultaneously with the closing of the first Loans hereunder) and the Borrower shall have delivered to the Agent satisfactory evidence of such repayment and termination or assignment.

                             6.1.19  Solvency Certificate.

          The Chief Executive Officer or President or Chief Financial Officer of the Borrower shall have delivered a certificate in form and substance satisfactory to the Agent as to the capital adequacy and solvency of the Borrower after giving effect to the transactions contemplated hereby.

               6.2     Each Additional Loan or Letter of Credit.

               At the time of making any Loans or issuing any Letters of Credit other than Loans made or Letters of Credit issued on the Closing Date and after giving effect to the proposed extensions of credit: the representations and warranties of the Loan Parties contained in Section 5 and in the other Loan

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Documents  shall be true on and as of the date of such additional Loan or Letter of Credit with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein) and the Loan Parties shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default shall have occurred and be continuing or shall exist; the making of the Loans or issuance of such Letter of Credit shall not contravene any Law applicable to any Loan Party or Subsidiary of any Loan Party or any of the Banks; and the Borrower shall have delivered to the Agent a duly executed and completed Loan Request or application for a Letter of Credit as the case may be.

                                  7. COVENANTS

               7.1     Affirmative Covenants.

               The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings, and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations under the Loan Documents and termination of the Commitments, the Loan Parties shall comply at all times with the following affirmative covenants:

                      7.1.1   Preservation of Existence, Etc.

          Each Loan Party shall, and shall cause each of its Subsidiaries (other than the Excluded Subsidiaries) to, maintain its legal existence as a corporation, limited partnership or limited liability company and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except as otherwise expressly permitted in Section
7.2.5 [Liquidations, Mergers, Etc.].

                      7.1.2   Payment of Liabilities, Including Taxes, Etc.

             Each Loan Party shall, and shall cause each of its Subsidiaries to, duly pay and discharge all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been

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made,  but only to the extent that  failure to  discharge  any such  liabilities would not result in any additional liability which would adversely affect to a material extent the financial condition of any Loan Party or Subsidiary of any Loan Party or which would affect the Collateral, provided that the Loan Parties and their Subsidiaries will pay all such liabilities forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor and provided that, notwithstanding any such reserve or provision, the Loan Parties shall pay any due and unpaid recording or related taxes (including documentary stamp taxes or intangible taxes), immediately upon the existence of any Event of Default or immediately upon the request of the Agent if the Agent has recorded or is recording a Mortgage on such realty.

                      7.1.3   Maintenance of Insurance.

             Each Loan Party shall, and shall cause each of its Subsidiaries to, insure its properties and assets against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including fire, extended coverage, property damage, workers' compensation, public liability and business interruption insurance) and against other risks (including errors and omissions) in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary, all as reasonably determined by the Agent. At the request of the Agent, the Loan Parties shall deliver to the Agent (x) on the Closing Date and annually thereafter an original certificate of insurance signed by the Loan Parties' independent insurance broker describing and certifying as to the existence of the insurance on the Collateral required to be maintained by this Agreement and the other Loan Documents, together with a copy of the endorsement described in the next sentence attached to such certificate and (y) from time to time a summary schedule indicating all insurance then in force with respect to each of the Loan Parties. Such policies of insurance shall contain special endorsements, in form and substance acceptable to the Agent, which shall (i) specify the Agent as an additional insured, mortgagee and lender loss payee as its interests may appear, with the understanding that any premium payment obligation shall not be imposed upon the Agent as an additional insured, (ii) the insurer will not deny any claim by the Agent because of any act by the Loan Parties or their failure to comply with the terms and conditions of such policies, (iii) provide a waiver of any right of the insurers to set off or counterclaim or any other deduction, whether by attachment or otherwise, (iv) provide that no insurer will exercise any right of subrogation without the prior written approval of the Agent, which will not be unreasonably withheld or delayed, (v) provide, except in the case of public liability insurance and workmen's compensation insurance, that all insurance proceeds for losses of less than $1,000,000 shall be adjusted with and payable to the applicable Loan Parties and that all insurance proceeds for losses of $1,000,000 or more shall be adjusted with the Loan Parties but with the prior approval of the Agent and shall be payable to the Agent, (vi) provide that no cancellation of such policies for any reason (including non-payment of premium) nor any change therein shall be effective until at least thirty (30) days after receipt by the Agent of written notice of such cancellation or change, and (vii) be primary without right of contribution of any other insurance carried by or on behalf of any additional insureds with respect to their respective interests in the

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Collateral.  The applicable  Loan Parties shall notify the Agent promptly of any occurrence causing a material loss or decline in value of the Collateral and the estimated (or actual, if available) amount of such loss or decline. Any monies received by the Agent constituting insurance proceeds or condemnation proceeds (pursuant to the Mortgages) shall be handled according to the Mortgages.

                      7.1.4   Maintenance of Properties and Leases.

             Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those properties useful or necessary to its business, and from time to time, such Loan Party will make or cause to be made all appropriate repairs, renewals or replacements thereof.

                      7.1.5   Maintenance of Patents, Trademarks, Etc.

                 Each Loan Party shall, and shall cause each of its Subsidiaries (except for the Excluded Subsidiaries) to, maintain in full force and effect all patents, trademarks, service marks, trade names, copyrights, licenses, franchises, permits and other authorizations necessary for the ownership and operation of its properties and business if the failure so to maintain the same would constitute a Material Adverse Change.

                      7.1.6   Visitation Rights.

             Each Loan Party shall, and shall cause each of its Subsidiaries to, permit any of the officers or authorized employees or representatives of the Agent or any of the Banks to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as any of the Banks may reasonably request, provided that each Bank shall provide the Borrower and the Agent with reasonable notice prior to any visit or inspection provided, further that so long as no Event of Default or Potential Default has occurred and is continuing, no such inspection shall occur during the two week period preceding the day of the running of the Kentucky Derby or the two week period preceding the running of the Breeder's Cup if the Breeder's Cup is to be held at Churchill Downs. In the event any Bank desires to conduct an audit of any Loan Party, such Bank shall make a reasonable effort to conduct such audit contemporaneously with any audit to be performed by the Agent.

                      7.1.7   Keeping of Records and Books of Account.

         The Borrower shall, and shall cause each Subsidiary of the Borrower to, maintain and keep proper books of record and account which enable the Borrower and its Subsidiaries to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over the Borrower or any Subsidiary of the Borrower, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

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                      7.1.8   Plans and Benefit Arrangements.

              The Borrower shall, and shall cause each other member of the ERISA Group to, comply with ERISA, the Internal Revenue Code and other applicable Laws applicable to Plans and Benefit Arrangements except where such failure, alone or in conjunction with any other failure, would not result in a Material Adverse Change. Without limiting the generality of the foregoing, the Borrower shall cause all of its Plans and all Plans maintained by any member of the ERISA Group to be funded in accordance with the minimum funding requirements of ERISA and shall make, and cause each member of the ERISA Group to make, in a timely manner, all contributions due to Plans, Benefit Arrangements and Multiemployer Plans.

                      7.1.9   Compliance with Laws.

             Each Loan Party shall, and shall cause each of its Subsidiaries to, comply with all applicable Laws, including all Environmental Laws, in all respects, provided that it shall not be deemed to be a violation of this Section
7.1.9 if any failure to comply with any Law would not result in fines, penalties, remediation costs, other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change.

                      7.1.10  Use of Proceeds.

                         The Loan Parties will use the Letters of Credit and the
proceeds of the Loans only for (i) general corporate purposes and for working capital, (ii) to finance the acquisition pursuant to the Acquisition Documents,
(iii) to finance Permitted Acquisitions, and (iv) to repay and terminate Indebtedness outstanding under the Existing Credit Agreement. The Loan Parties shall not use the Letters of Credit or the proceeds of the Loans for any purpose which contravenes any applicable Law or any provision hereof.

                      7.1.11  Further Assurances.

            Each Loan Party shall, from time to time, at its expense, faithfully preserve and protect the Agent's Lien on and Prior Security Interest in the Collateral as a continuing first priority perfected Lien, subject only to Permitted Liens, and shall do such other acts and things as the Agent in its sole discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Loan Documents and to exercise and enforce its rights and remedies thereunder with respect to the Collateral.

                      7.1.12  Subordination of Intercompany Loans.

             Each Loan Party shall cause any intercompany Indebtedness, loans or advances owed by any Loan Party to any other Loan Party to be subordinated pursuant to the terms of the Intercompany Subordination Agreement.

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                      7.1.13  Delivery of Environmental and Real Estate
                              Documents After Closing.

                             7.1.13.1       Surveys.

         The Borrower shall deliver surveys of the properties listed on Schedule
7.1.13 within sixty (60) days after the Closing Date. Such reports shall be prepared by surveyors listed on such Schedule 7.1.13. Such reports shall be reasonably satisfactory to the Agent (taking into consideration the surveys previously delivered to and accepted by the Agent with respect to the properties). Each survey shall evidence to the satisfaction of the Agent that all of the Real Property Collateral included in the applicable Mortgage is owned by the Applicable Loan Party free and clear of defects of title, obstructions or hindrances, except for Permitted Liens.


                             7.1.13.2       Environmental Reports.

             The Borrower shall deliver environmental reports for the properties listed on Schedule 7.1.13 within sixty (60) days after the Closing Date. Such reports shall be prepared by consultants listed on such Schedule 7.1.13 and shall provide all reports and results of such audit in writing to the Agent. Such reports shall be reasonably satisfactory to the Agent (taking into consideration the environmental reports previously delivered to the Agent with respect to the properties). The environmental condition of the Loan Parties' and their Subsidiaries' assets, as substantiated by such audit, shall be satisfactory to the Agent in all material respects, each of which shall evidence to the satisfaction of the Agent that the applicable Loan Party is in compliance with its warranty in Section 5.1.24.

                      7.1.14 Consent or Acknowledgment Relating to Pledge of Anderson Park, Inc. Stock.

               The Loan Parties shall use their best efforts with respect to the matters within their respective control to obtain, within ninety (90) days after the Closing Date (A) the consent of the IHRC to the pledge of the stock of Anderson Park, Inc. by CDMC or (B) the acknowledgment by, as applicable, the Division of Pari Mutuel Wagering or IHRC that such pledge (excluding any transfers of such stock by the Agent or the Banks after such pledges should become effective) do not require such consent. The Loan Parties shall within ten
(10) days after receiving such acknowledgment or consent take all steps necessary or appropriate to pledge, and grant Prior Security Interests in the stock of Anderson Park, Inc. to the Agent for the benefit of the Banks under the Pledge Agreement.

                      7.1.15  Recordation of Florida Mortgage.

         The Agent may, and at the direction of the Required Banks shall, at any time after the PMW Lien Consent Date record the Calder Mortgage and appropriate UCC fixture filings and other financing statements related to such filings, subject to the terms of this Section 7.1.15. The Loan Parties shall take all such steps as the Agent or the Required Banks request and shall otherwise

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cooperate in connection  with the recordation of the Calder Mortgage and related documents pursuant to the preceding sentence, including (i) obtaining title insurance for the benefit of the Agent and the Banks in an amount not less than the appraised value of the property covered by such Calder Mortgage (which the Loan Parties shall be required to pay for) and (ii) if an Event of Default exists at the time of such recordation or if an Event of Default should occur following such recordation, the Loan Parties shall pay (or reimburse the Agent for) all documentary stamp taxes, intangible asset taxes or other fees and expenses associated with such recordation The Calder Mortgage each shall be treated as a "Recorded Mortgages" for purposes of this Agreement including the warranty in Section 5.1.16 relating to the Recorded Mortgages.


               7.2     Negative Covenants.

               The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and termination of the Commitments, the Loan Parties shall comply with the following negative covenants:

                      7.2.1   Indebtedness.

             Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:
                             (i)     Indebtedness of any Excluded Subsidiary in
an amount not to exceed in the aggregate $5,000,000;

                             (ii)    Indebtedness under the Loan Documents;

                             (iii)  Indebtedness secured by any Purchase  Money
 Security  Interests  not exceeding $5,000,000;

                             (iv) Capitalized leases in an amount not exceeding
$5,000,000;

                             (v)  Indebtedness  to sellers in connection  with
Permitted Acquisitions in an aggregate amount not to exceed $10,000,000 provided that such Indebtedness is subordinated to the Indebtedness hereunder pursuant to subordination provisions acceptable to the Agent in the Agent's reasonable discretion;

                             (vi) Subordinated Indebtedness ("Subordinated
Indebtedness") provided that:

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                                            (A)  such Indebtedness is unsecured,

                                            (B)  the    maturity    of    such
Indebtedness (or each installment thereof if payable in installments) shall be on or after the date which is three calendar months after the Expiration Date,

                                            (C)  such Indebtedness is
subordinated under terms of subordination acceptable to the Agent in its reasonable discretion,

                                            (D) the Loan Parties shall repay the
Revolving Credit Loans in an amount equal to the amount of such Indebtedness, in each case on or before the date on which they incur such Indebtedness; and

                                            (E) the Borrower  shall at least ten
(10) Business  Days  before  incurring  such  Indebtedness  deliver  to the
Agent  a Compliance   Certificate  prepared  on  a  pro-forma  basis  evidencing to the satisfaction of the Agent that the Borrower shall be in compliance with its financial and other covenants hereunder after giving effect to such Indebtedness and the Borrower shall deliver copies of the documentation (including drafts thereof when available) governing such Indebtedness;

                             (vii)  Indebtedness of a Loan Party to another Loan
Party which is subordinated in  accordance  with  the  provisions  of  Section
7.1.12   [Subordination   of Intercompany Loans];

                             (viii)  Existing  Indebtedness  as set forth on
Schedule 7.2.1 (including any extensions or renewals thereof, provided there is no increase in the amount thereof or other significant change in the terms thereof unless otherwise specified on Schedule 7.2.1;

                             (ix)    Indebtedness secured by any Permitted Lien;
 and

                             (x) Indebtedness under an interest rate protection
agreement (each a "Permitted Interest Rate Protection Agreement") provided that the sole purpose of such agreement shall be to hedge interest rate fluctuations hereunder and such purpose shall not be for speculation and that the amount of Indebtedness hedged by such agreement shall not exceed the amount of Indebtedness hereunder.

                      7.2.2   Liens.

             Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time agree with any party other than the Agent and the Banks in the Loan Documents to refrain from creating, incurring or suffering to exist any Lien on any of its property or assets.

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

                      7.2.3   Guaranties.

             Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for the Guaranty Agreement and for other Guaranties entered into in the ordinary course of business on behalf of a Loan Party or any of its Subsidiaries (subject in the case of Guaranties on behalf of the Excluded Subsidiaries to the limitation on Restricted Investments contained in Section 7.2.4((vii))) provided that such other Guaranties do not to exceed $5,000,000 in the aggregate and are otherwise permitted hereunder.

                      7.2.4   Loans and Investments.

             Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time make or suffer to remain outstanding any loan or advance to, or purchase, acquire or own any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) or limited liability company interest in, or any other investment or interest in, or make any capital contribution to, or any other Restricted Investment in, any other Person, or agree, become or remain liable to do any of the foregoing, except:

                             (i)  trade credit extended on usual and customary
terms in the ordinary course of business;

                            (ii)  advances to employees to meet expenses
incurred by such  employees in the ordinary course of business;

                             (iii)   Permitted Investments;

                             (iv)    Permitted Acquisitions;

                             (v)     loans and advances to and Restricted
Investments in, other Loan Parties;

                             (vi)  Restricted  Investments in Excluded
Subsidiaries existing on the Closing Date in the amounts set forth on Schedule 7.2.4; and

                             (vii)  Restricted  Investments  in  Excluded
Entities or assets acquired from another Person other than in the ordinary course of business, not to exceed $15,000,000 in the aggregate. Any Restricted

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

Investment in an Excluded  Entity existing  on the  Closing  Date and  listed on
Schedule 7.2.4 shall not count towards the $15,000,000 limit to the extent that such Restricted Investment does not exceed the amount included on Schedule 7.2.4.

                     7.2.5  Liquidations, Mergers, Consolidations, Acquisitions.

             Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries (other than the Excluded Subsidiaries) to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person, provided that

          (1)....Any Loan Party may make Permitted Investments;

          (2)....any Loan Party other than the Borrower may consolidate or merge into another Loan Party which is wholly-owned by one or more of the other Loan Parties provided that at least ten (10) Business Days before the date of such consolidation or merger, the Loan Parties shall have delivered to the Agent all of the new Mortgages, amendments to Mortgages, financing statements, amendments thereto and other amendments to the Loan Documents and the schedules thereto required to reflect such consolidation or merger and to perfect or confirm the Liens of the Agent for the benefit of the Banks in the assets of the Loan Parties which are parties thereto, and

           (3)....any Loan Party may merge, consolidate or acquire by purchase, lease or otherwise, (A) the capital stock or ownership interests of another Person or (B) assets of another Person(each a "Permitted Acquisition"), provided that each of the following requirements is met:

                             (i) if the Loan Parties are acquiring the ownership
interests in such Person or its direct or indirect owners, the Borrower shall elect to treat such Person either as a Loan Party or as an Excluded Entity. The Borrower shall comply with the requirements of clause (1) below if the Borrower elects to treat such Person as a Loan Party and with the requirements of clause
(2) below if the  Borrower elects to treat such Person as an Excluded Entity.

                                    (1)    Election to Treat Such Person as a
Loan Party.
                                              (I)    such Person shall execute a
Guarantor  Joinder and join this  Agreement  as a Guarantor  pursuant to Section
10.18 [Joinder of Guarantors] on or before the date of such Permitted Acquisition, and
                                              (II)   the Loan Party which
acquires such ownership interests in such Person shall pledge such ownership interests to the Agent pursuant to the Pledge Agreement and Section 10.18 on or before the date of such Permitted Acquisition, except as provided in clause (IV) below, and
                                              (III)   such    Person shall grant
Liens in its assets (including stock, partnership or other ownership interests which it holds in its Subsidiaries) pursuant to the Security Agreement and the Pledge Agreement and otherwise comply with Section 10.18 [Joinder of Guarantors]

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

on or before the date of such Permitted Acquisition, except as provided in clause (IV) below;
                                               (IV) If such Person is engaged
in the business of owning and operating horse racing businesses or other gaming operations and applicable Laws relating to horse racing or gaming prohibit the pledge of the ownership interests of such Person or the grant of Liens in one or more assets of such Person (such stock and assets shall be referred to as collectively the "Restricted Assets"), such Person and its owners shall not be obligated to grant Liens in the Restricted Assets, provided that the Loan Parties shall use their best efforts with respect to the matters within their respective control to obtain, within ninety (90) days after the date of such Permitted Acquisition (A) the consent of the applicable regulatory authority to the pledge or grant of Prior Security Interests in the Restricted Assets, or (B) the acknowledgment by such regulatory authority that such pledge or grant of security interest does not require such consent. The applicable Loan Parties shall within ten (10) days after receiving any such acknowledgment or consent take all steps necessary or appropriate to pledge, and grant Prior Security Interests in, as applicable, the Restricted Assets pursuant to the Security Agreement, the Pledge Agreement and any other applicable Loan Documents.

                                               (2)    Election to Treat Such
Person as an Excluded Entity.

                                                The Loan Parties shall state in
their Acquisition Compliance Certificate that such Person is to be treated as an Excluded Entity and shall evidence therein that, after giving effect to such Permitted Acquisition, the Loan Parties shall be in compliance with the limitation on Restricted Investments in Excluded Entities contained in Section 7.2.4((vii))(as well as other covenants addressed in such certificate).

                             (ii) the board of directors or other  equivalent
governing body of such Person shall have approved such Permitted Acquisition and, if the Loan Parties shall use any portion of the Loans to fund such Permitted Acquisition, the Loan Parties also shall have delivered to the Banks written evidence of the approval of the board of directors (or equivalent body) of such Person for such Permitted Acquisition,

                             (iii) the  business  acquired,  or the  business
conducted by the Person whose ownership interests are being acquired, as applicable, shall be substantially the similar to, in furtherance of or incidental to one or more line or lines of business conducted by the Loan Parties and shall comply with Section 7.2.9
[Continuation of or Change in Business],

                             (iv) no Potential Default or Event of Default shall
exist  immediately prior to and after giving effect to such Permitted
Acquisition,

                             (v) the Loan Parties shall demonstrate that they
shall be in compliance with the covenants contained in Sections 7.2.1, 7.2.4 or 7.2.17 through 7.2.21 after giving effect to such Permitted Acquisition (including in such computation Indebtedness or other liabilities assumed or incurred in connection with such Permitted Acquisition) by delivering at least

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

five (5) Business Days prior to such Permitted Acquisition a certificate in the form of Exhibit 7.2.5 (each an "Acquisition Compliance Certificate") evidencing such compliance, and

                             (vi) the Loan Parties shall deliver to the Agent at
least five (5) Business Days before such Permitted Acquisition copies of any agreements entered into or proposed to be entered into by such Loan Parties in connection with such Permitted Acquisition and shall deliver to the Agent for its review such other information about such Person or its assets as any Loan Party may reasonably require.

                      7.2.6   Dispositions of Assets or Subsidiaries.

             Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries (other than Excluded Subsidiaries) to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party), except:

                             (i) any sale,  transfer  or lease of assets in the
ordinary course of business which are no longer necessary or required in the conduct of such Loan Party's or such Subsidiary's business;

                             (ii)  transactions  involving the sale or use for a
fee of simulcast signals or other assets or rights in the ordinary course of business; and

                             (iii) any sale,  transfer  or lease of assets,
excluding real estate, by any wholly owned Subsidiary of such Loan Party to another Loan Party provided that the Loan Parties comply with the warranties relating to perfection of the Liens of the Agent in the Collateral contained Sections 5.1.14, 5.1.15 and 5.1.17 and deliver any documentation required to perfect the Liens in such assets at least five (5) Business Days before such sale, transfer or lease.

                      7.2.7   Affiliate Transactions.

             Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, enter into or carry out any transaction with an Affiliate of any Loan Party (including purchasing property or services from or selling property or services to such Affiliate) unless such transaction is not otherwise prohibited by this Agreement, is entered into in the ordinary course of business upon fair and reasonable arm's-length terms and conditions which are fully disclosed to the Agent and is in accordance with all applicable Law.

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

                      7.2.8   Subsidiaries, Partnerships and Joint Ventures.

             Each of the Loan Parties shall not, and shall not permit any of its
Subsidiaries to, own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Agreement as Guarantor on the Closing Date; (ii) any Subsidiary formed or acquired after the Closing Date which joins this Agreement as a Guarantor pursuant to Section 10.18 [Joinder of Guarantors], provided that the Required Banks shall have consented to such formation and joinder and that such Subsidiary and the Loan Parties, as applicable, shall grant and cause to be perfected first priority Liens to the Agent for the benefit of the Banks in the assets held by, and stock of or other ownership interests in, such Subsidiary, subject to Section 7.2.5(3)(i)(A)(1)(IV), and (iii) any Subsidiary which the Loan Parties elect to treat as an Excluded Entity pursuant to Section 7.2.5. Except as otherwise permitted under this Agreement, each of the Loan Parties shall not become or agree to (1) become a general or limited partner in any general or limited partnership, except that the Loan Parties may be general or limited partners in other Loan Parties, (2) become a member or manager of, or hold a limited liability company interest in, a limited liability company, except that the Loan Parties may be members or managers of, or hold limited liability company interests in, other Loan Parties, or (3) become a joint venturer or hold a joint venture interest in any joint venture.

                      7.2.9   Continuation of or Change in Business.

             Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, permit any material change in the business conducted and operated by such Loan Party or Subsidiary during the present fiscal year, except that Borrowers may own or lease and operate video lottery terminals and other forms of alternative gaming and may own and/or operate or may be party to a joint venture with respect to a hotel located on the property at 700 Central Avenue.

                      7.2.10  Plans and Benefit Arrangements.

             Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to:

                             (i)     fail to satisfy the minimum funding
requirements of ERISA and the Internal Revenue Code with respect to any Plan;

                             (ii) request a minimum  funding  waiver from the
Internal  Revenue  Service with respect to any Plan;

                             (iii) engage in a Prohibited  Transaction with any
Plan, Benefit Arrangement or Multiemployer Plan which, alone or in conjunction with any other circumstances or set of circumstances resulting in liability under ERISA, would constitute a Material Adverse Change;

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

                             (iv) permit the aggregate actuarial  present  value
of all benefit liabilities (whether or not vested) under each Plan, determined on a plan termination basis, as disclosed in the most recent actuarial report completed with respect to such Plan, to exceed, as of any actuarial valuation date, the fair market value of the assets of such Plan;

                             (v) fail to make when due any  contribution to any
Multiemployer Plan that the Borrower or any member of the ERISA Group may be required to make under any agreement relating to such Multiemployer Plan, or any Law pertaining thereto;

                             (vi) withdraw  (completely or partially) from any
Multiemployer Plan or withdraw (or be deemed under Section 4062(e) of ERISA to withdraw) from any Multiple Employer Plan, where any such withdrawal is likely to result in a material liability of the Borrower or any member of the ERISA Group;

                             (vii)  terminate,  or institute  proceedings to
terminate, any Plan, where such termination is likely to result in a material liability to the Borrower or any member of the ERISA Group;

                             (viii) make any amendment to any Plan with respect
to which security is required under Section 307 of ERISA; or

                             (ix) fail to give any and all notices and make all
disclosures and governmental filings required under ERISA or the Internal Revenue Code, where such failure is likely to result in a Material Adverse Change.

                      7.2.11  Fiscal Year.

                   The Borrower shall not, and shall not permit any consolidated Subsidiary of the Borrower to, change its fiscal year from the twelve-month period beginning January 1 and ending December 31.

                      7.2.12  Issuance of Stock.

           Each of the Loan Parties other than the Borrower shall not, and shall not permit any of its Subsidiaries to, issue any additional shares of its capital stock or any options, warrants or other rights in respect thereof to any Person not a Loan Party, provided that the Borrower shall deliver stock powers and the original certificates evidencing such new shares and shall take any other steps necessary to grant Prior Security Interests in such shares in favor of the Agent prior to issuing such shares.

                      7.2.13  Changes in Organizational Documents.

         Except as provided in the next sentence, each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, amend in any respect its certificate of incorporation (including any provisions or resolutions relating

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to capital  stock),  by-laws,  certificate of limited  partnership,  partnership agreement, articles or certificate of formation, limited liability company agreement or other organizational documents without providing at least ten (10) calendar days' prior written notice to the Agent and, in the event such change would be materially adverse to the Banks as determined by the Agent in its sole discretion, obtaining the prior written consent of the Required Banks. The Borrower may amend its articles of incorporation to do any or all of the following: (1) in connection with a public offering of shares of its capital stock to provide for an increase in the number of authorized shares of such stock or (2) in connection with such a public offering to increase the total number of shares issuable as Series 1998 Preferred Stock to reflect the increase in the number of shares of the Borrower's common stock outstanding, and (3) to be governed by Section 271B.12-200 to 271B.12-230 of the Kentucky Revised Statutes.

                      7.2.14  Changes in Acquisition Documents.

           The Borrower shall not, and shall not permit any Subsidiary to, amend or modify any provisions of the Acquisition Documents without providing at least ten (10) calendar day's prior written notice to the Agent and the Banks and, in the event such change would be materially adverse to the Banks as determined by the Agent in its sole discretion, obtaining the prior written consent of the Required Banks.

                      7.2.15  Margin Stock.

               The Borrower and the other Loan Parties will not use or cause or permit the proceeds of the Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock within the meaning of Regulation U of the board of Governors of the Federal Reserve System, as amended from time to time.

                      7.2.16  Other Agreements.

               The Loan Parties will not enter into any agreement containing any provision which would be violated or breached by the performance of its obligations hereunder or under any instrument or document delivered or to be delivered by it hereunder or in connection herewith.

                      7.2.17  Maximum Total Leverage Ratio.

               The Loan Parties shall not permit the ratio of Consolidated Total Indebtedness as of the last day of each fiscal quarter to Consolidated EBITDA (the "Leverage Ratio") for the four fiscal quarters ending on that date to exceed the applicable ratios set forth on Schedule 7.2 as of the dates set forth on such Schedule under column (1) (titled "Maximum Total Leverage Ratio"). For purposes of this covenant, EBITDA shall include the rolling four quarter results of any entity being acquired by the Loan Parties if such entity will become a Loan Party hereunder.

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                      7.2.18  Maximum Senior Leverage Ratio.

              The Loan Parties shall not permit the ratio of Consolidated Senior Indebtedness as of the last day of each fiscal quarter to Consolidated EBITDA for the four fiscal quarters ending on that date to exceed the applicable ratios set forth on Schedule 7.2 (i) as of the dates set forth on such Schedule provided that:

                      (A)....column (2) (titled "Maximum Senior Leverage Ratio
before Covenant/Pricing Modification Date") shall apply prior to the Covenant/ Pricing Modification Date and

                      (B)....column (3) (titled "Maximum Senior Leverage Ratio
after Covenant/Pricing   Modification   Date")   shall   apply   on  and   after
the Covenant/Pricing Modification Date.

For purposes of this covenant, EBITDA shall include the rolling four quarter results of any entity being acquired by the Loan Parties if such entity will become a Loan Party hereunder.

                      7.2.19  Minimum Interest Coverage Ratio.

           The Loan Parties shall not permit the Interest Coverage Ratio for the four fiscal quarters ending on the last day of each fiscal quarter to be less than the ratio set forth on Schedule 7.2 and as of the dates set forth on such schedule provided that:

                      (A) column (5) (titled "Minimum Interest Coverage Ratio before Covenant/Pricing Modification Date") shall apply prior to the Covenant/ Pricing Modification Date, and

                      (B)    olumn (6) (titled "Minimum Interest Coverage Ratio
after Covenant/Pricing   Modification   Date")   shall   apply   on  and   after
the Covenant/Pricing Modification Date.


                      7.2.20  Minimum Net Worth.

            The Loan Parties shall not permit their Consolidated Net Worth to be less than the Base Net Worth.

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                      7.2.21  Minimum Fixed Charge Coverage Ratio.

           The Loan Parties shall not permit the Fixed Charge Coverage Ratio for the four fiscal quarters ending on the last day of each fiscal quarter to be less than the applicable ratios set forth on Schedule 7.2 as of the dates set forth on such Schedule under column (4) (titled "Minimum Fixed Charge Coverage Ratio").

               7.3     Reporting Requirements.

               The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and under the other Loan Documents and termination of the Commitments, the Loan Parties will furnish or cause to be furnished to the Agent and each of the
Banks:

                      7.3.1   Quarterly Financial Statements.

           As soon as available and in any event within forty-five (45) calendar days after the end of each of the first three fiscal quarters in each fiscal year, financial statements of the Borrower, consisting of a consolidated and consolidating balance sheet as of the end of such fiscal quarter and related consolidated and consolidating statements of income, stockholders' equity and cash flows for the fiscal quarter then ended for the Loan Parties and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by the Chief Executive Officer, President or Chief Financial Officer of the Borrower as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.

                      7.3.2   Annual Financial Statements.

         As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrower, financial statements of the Borrower consisting of a consolidated and consolidating balance sheet as of the end of such fiscal year, and related consolidated and consolidating statements of income, stockholders' equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by independent certified public accountants of nationally recognized standing satisfactory to the Agent. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents.

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                      7.3.3   Certificate of the Borrower.

         Concurrently with the financial statements of the Borrower furnished to the Agent and to the Banks pursuant to Sections 7.3.1 [Quarterly Financial Statements] and 7.3.2 [Annual Financial Statements], a certificate of the Borrower signed by the Chief Executive Officer, President or Chief Financial Officer of the Borrower, in the form of Exhibit 7.3.3 (each a "Compliance Certificate"), to the effect that, except as described pursuant to Section 7.3.4 [Notice of Default], (i) the representations and warranties of the Borrower contained in Section 5 and in the other Loan Documents are true on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time) and the Loan Parties have performed and complied with all covenants and conditions hereof, (ii) no Event of Default or Potential Default exists and is continuing on the date of such certificate and (iii) containing calculations in sufficient detail to demonstrate compliance as of the date of such financial statements with all financial covenants contained in Section 7.2 [Negative Covenants].

                      7.3.4   Notice of Default.

                 Promptly after any officer of any Loan Party has learned of the occurrence of an Event of Default or Potential Default, a certificate signed by the Chief Executive Officer, President or Chief Financial Officer of such Loan Party setting forth the details of such Event of Default or Potential Default and the action which the such Loan Party proposes to take with respect thereto.

                      7.3.5   Notice of Litigation.

          Promptly after the commencement thereof, notice of all actions, suits, proceedings or investigations before or by any Official Body or any other Person against any Loan Party or Subsidiary of any Loan Party which relate to the Collateral, involve a claim or series of claims in excess of $500,000 or which if adversely determined would constitute a Material Adverse Change.

                      7.3.6   Certain Events.

                  Written notice to the Agent:

                             (i)  within  the  time   limits  set  forth  in
Section 7.2.13 [Changes in Organizational Documents], any amendment to the organizational documents of any Loan Party; and

                             (ii) at least  fifteen (15)  calendar  days prior
thereto, with respect to any change in any Loan Party's locations from the locations set forth in Schedule A to the Security Agreement.

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

                      7.3.7   Other Reports and Information.

                  Promptly upon their becoming available to the Borrower:

                             (i) any  reports,  including  management  letters,
submitted to the Borrower by independent accountants in connection with any annual, interim or special audit related to or revealing a Material Adverse Change,

                             (ii) any  reports,  notices or proxy  statements
generally distributed by the Borrower to its stockholders on a date no later than the date supplied to such stockholders,

                             (iii)  regular  or  periodic  reports,  including
Forms 10-K, 10-Q and 8-K, registration statements and prospectuses, filed by the Borrower with the Securities and Exchange Commission,

                             (iv)  a copy  of any  order  in any  proceeding
requiring any Loan Party or Subsidiary of a Loan Party to pay a judgment in excess of $500,000 in any proceeding to which the any Loan Party or Subsidiary of a Loan Party is a party issued by any Official Body, and

                             (v) such other reports and information  (including
management letters submitted to the Borrower by independent accountants in connection with any annual, interim or special audit) as the Agent may from time to time reasonably request. The Borrower shall also notify the Agent promptly of the enactment or adoption of any Law which may result in a Material Adverse Change.

                      7.3.8   Notices Regarding Plans and Benefit Arrangements.

                             7.3.8.1 Certain Events.

                  Promptly upon becoming aware of the occurrence thereof, notice (including the nature of the event and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto) of:

                             (i) any Reportable Event with respect to the
Borrower or any other member of the ERISA Group (regardless of whether the obligation to report said Reportable Event to the PBGC has been waived),

                             (ii) any  Prohibited  Transaction  which could
subject the Borrower or any other member of the ERISA Group to a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code in connection with any Plan, any Benefit Arrangement or any trust created thereunder,

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

                             (iii) any  assertion  of  material  withdrawal
liability  with  respect  to any Multiemployer Plan,

                             (iv)  any  partial  or  complete  withdrawal  from
a Multiemployer Plan by the Borrower or any other member of the ERISA Group under Title IV of ERISA (or assertion thereof), where such withdrawal is likely to result in material withdrawal liability,

                             (v) any  cessation of  operations (by the  Borrower
or any other member of the ERISA Group) at a facility in the circumstances described in Section 4062(e) of ERISA,

                             (vi)  withdrawal  by the  Borrower or any other
member of the ERISA Group from a Multiple Employer Plan,

                             (vii) a failure by the Borrower or any other member
of the ERISA Group to make a payment to a Plan required to avoid imposition of a Lien under Section 302(f) of ERISA,

                             (viii) the  adoption  of an  amendment  to a Plan
requiring the provision of security to such Plan pursuant to Section 307 of ERISA, or

                             (ix) any change in the  actuarial  assumptions  or
funding  methods used for any Plan,  where the effect of such change is to
materially  increase or materially reduce  the  unfunded   benefit   liability
or   obligation  to  make  periodic contributions.

                             7.3.8.2 Notices of Involuntary Termination and
Annual Reports.

                       Promptly after receipt thereof, copies of (a) all notices received by the Borrower or any other member of the ERISA Group of the PBGC's intent to terminate any Plan administered or maintained by the Borrower or any member of the ERISA Group, or to have a trustee appointed to administer any such Plan; and (b) at the request of the Agent or any Bank each annual report (IRS Form 5500 series) and all accompanying schedules, the most recent actuarial reports, the most recent financial information concerning the financial status of each Plan administered or maintained by the Borrower or any other member of the ERISA Group, and schedules showing the amounts contributed to each such Plan by or on behalf of the Borrower or any other member of the ERISA Group in which any of their personnel participate or from which such personnel may derive a benefit, and each Schedule B (Actuarial Information) to the annual report filed by the Borrower or any other member of the ERISA Group with the Internal Revenue Service with respect to each such Plan.

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

                             7.3.8.3 Notice of Voluntary Termination.

                   Promptly upon the filing thereof, copies of any Form 5310, or any successor or equivalent form to Form 5310, filed with the PBGC in connection with the termination of any Plan.

                                   8. DEFAULT

               8.1     Events of Default.

               An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

                      8.1.1   Payments Under Loan Documents.

             The Borrower shall fail to pay any principal of any Loan (including scheduled installments, mandatory prepayments or the payment due at maturity), Reimbursement Obligation or Letter of Credit Borrowing when due, or shall fail to pay any interest on any Loan , Reimbursement Obligation or Letter of Credit Borrowing or any other amount owing hereunder or under the other Loan Documents within five (5) calendar days after such interest or other amount becomes due in accordance with the terms hereof or thereof;

                      8.1.2   Breach of Warranty.

              Any representation or warranty made at any time by any of the Loan Parties herein or by any of the Loan Parties in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished;

                      8.1.3   Breach of Negative Covenants or Visitation Rights.

          Any of the Loan Parties shall default in the observance or performance of any covenant contained in Section 7.1.6 [Visitation Rights] or Section 7.2 Negative Covenants];

                      8.1.4   Breach of Other Covenants.

          Any of the Loan Parties shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of ten (10) Business Days after any Designated Officer (as defined below) of any Loan Party becomes aware of the occurrence thereof (such grace period to be applicable only in the event such default can be remedied by corrective action of the Loan

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Parties  as  determined  by the  Agent in its sole  discretion).  A  "Designated
Officer" shall be any officer who (i) holds the position of senior vice president or higher, or vice-president of finance or treasurer, or (ii) holds the office of vice president or higher and serves in the in-house legal staff of any Loan Party;

                      8.1.5   Defaults in Other Agreements or Indebtedness.

               A default or event of default shall occur at any time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor in excess of $500,000 in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend;

                      8.1.6   Other Material Obligations.

            Subject to the expiration of any applicable grace period, default in the payment when due, or in the performance or observance of, any material obligation of, or condition agreed to by any of the Loan Parties with respect to any material purchase or lease of goods or services except to the extent that the existence of any such default is being contested by the Loan Parties in good faith and by appropriate proceedings and where failure to cure such default would result in the occurrence of a Material Adverse Change.

                      8.1.7   Final Judgments or Orders.

             Any final judgments or orders for the payment of money in excess of $500,000 in the aggregate shall be entered against any Loan Party by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of entry;

                      8.1.8   Loan Document Unenforceable.

            Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby (except for any failure solely caused by the Agent for which the Agent is alone responsible (such as failure to file UCC continuation statements which require signature only of, and may be filed only by, the Agent);

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                      8.1.9   Uninsured Losses; Proceedings Against Assets.

            There shall occur any material uninsured damage to or loss, theft or destruction of any of the Collateral in excess of $500,000 or the Collateral or any other of the Loan Parties' or any of their Subsidiaries' assets are attached, seized, levied upon or subjected to a writ or distress warrant; or such come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty (30) days thereafter;

                      8.1.10  Notice of Lien or Assessment.

             A notice of Lien or assessment in excess of $500,000 which is not a Permitted Lien is filed of record with respect to all or any part of any of the Loan Parties' or any of their Subsidiaries' assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including the PBGC, or any taxes or debts owing at any time or times hereafter to any one of these becomes payable and the same is not paid within thirty (30) days after the same becomes payable except that the Borrower may refrain from paying any amount that it would be required to pay pursuant to this Section 8.1.10 if the validity or amount thereof is being contested in good faith by appropriate proceedings timely instituted which shall operate to prevent the collection or enforcement of the obligation contested, provided that if the Borrower is engaged in such a contest, it shall have set aside on its books appropriate reserves with respect thereto. If the validity or amount of any such obligations in excess of Five Hundred Thousand Dollars ($500,000) shall be contested pursuant to the provisions of this subparagraph, the Borrower shall notify the Agent immediately upon the institution of the proceeding contesting the obligation;

                      8.1.11  Insolvency.

          Any Loan Party ceases to be solvent or admits in writing its inability to pay its debts as they mature;

                      8.1.12  Events Relating to Plans and Benefit Arrangements.

         Any of the following occurs: (i) any Reportable Event, which the Agent determines in good faith constitutes grounds for the termination of any Plan by the PBGC or the appointment of a trustee to administer or liquidate any Plan, shall have occurred and be continuing; (ii) proceedings shall have been instituted or other action taken to terminate any Plan, or a termination notice shall have been filed with respect to any Plan; (iii) a trustee shall be appointed to administer or liquidate any Plan; (iv) the PBGC shall give notice of its intent to institute proceedings to terminate any Plan or Plans or to appoint a trustee to administer or liquidate any Plan; and, in the case of the occurrence of (i), (ii), (iii) or (iv) above, the Agent determines in good faith that the amount of the Borrower's liability is likely to exceed 10% of its Consolidated Tangible Net Worth; (v) the Borrower or any member of the ERISA Group shall fail to make any contributions when due to a Plan or a Multiemployer Plan; (vi) the Borrower or any other member of the ERISA Group shall make any amendment to a Plan with respect to which security is required under Section 307

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of  ERISA;  (vii) the  Borrower  or any other  member of the ERISA  Group  shall withdraw completely or partially from a Multiemployer Plan; (viii) the Borrower or any other member of the ERISA Group shall withdraw (or shall be deemed under Section 4062(e) of ERISA to withdraw) from a Multiple Employer Plan; or (ix) any applicable Law is adopted, changed or interpreted by any Official Body with respect to or otherwise affecting one or more Plans, Multiemployer Plans or Benefit Arrangements and, with respect to any of the events specified in (v),
(vi), (vii), (viii) or (ix), the Agent determines in good faith that any such occurrence would be reasonably likely to materially and adversely affect the total enterprise represented by the Borrower and the other members of the ERISA Group;

                      8.1.13  Cessation of Business.

              Any Loan Party or Subsidiary of a Loan Party ceases to conduct its business as contemplated, except as expressly permitted under Section 7.2.5 [Liquidations, Mergers, Etc.] or 7.2.6, or any Loan Party or Subsidiary of a Loan Party is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business and such injunction, restraint or other preventive order is not dismissed within thirty (30) days after the entry thereof;

                      8.1.14  Change of Control.

                             (i) Any person or group of persons (within the
meaning of Sections 13(d) or 14(a) of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership of (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) 51% or more of the voting capital stock of the Borrower; or (ii) within a period of twelve (12) consecutive calendar months, individuals who were directors of the Borrower on the first day of such period shall cease to constitute a majority of the board of directors of the Borrower;

                      8.1.15  Involuntary Proceedings.

                      A proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of any Loan Party or Subsidiary of a Loan Party in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or Subsidiary of a Loan Party for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of sixty (60) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding; or

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                      8.1.16  Voluntary Proceedings.

         Any Loan Party or Subsidiary of a Loan Party shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official) of itself or for any substantial part of its property or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing.

               8.2     Consequences of Event of Default.

                      8.2.1 Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings.

            If an Event of Default specified under Sections 8.1.1 through 8.1.14 shall occur and be continuing, the Banks and the Agent shall be under no further obligation to make Loans or issue Letters of Credit, as the case may be, and the Agent may, and upon the request of the Required Banks, shall (i) by written notice to the Borrower, declare the unpaid principal amount of the Notes then outstanding and all interest accrued thereon, any unpaid fees and all other
Indebtedness of the Borrower to the Banks hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Agent for the benefit of each Bank without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (ii) require the Borrower to, and the Borrower shall thereupon, deposit in a non-interest-bearing account with the Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Agent and the Banks, and grants to the Agent and the Banks a security interest in, all such cash as security for such Obligations. Upon the curing of all existing Events of Default to the satisfaction of the Required Banks, the Agent shall return such cash collateral to the Borrower; and

                      8.2.2   Bankruptcy, Insolvency or Reorganization
 Proceedings.

              If an Event of Default specified under Section 8.1.15 [Involuntary Proceedings] or 8.1.16 [Voluntary Proceedings] shall occur, the Banks shall be under no further obligations to make Loans hereunder and the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Banks hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

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                      8.2.3   Set-off.

          If an Event of Default shall occur and be continuing, any Bank to whom any Obligation is owed by any Loan Party hereunder or under any other Loan Document or any participant of such Bank which has agreed in writing to be bound by the provisions of Section 9.13 [Equalization of Banks] and any branch, Subsidiary or Affiliate of such Bank or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it, without notice to such Loan Party, to set-off against and apply to the then unpaid balance of all the Loans and all other Obligations of the Borrower and the other Loan Parties hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of, the Borrower or such other Loan Party by such Bank or participant or by such branch, Subsidiary or Affiliate, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by the Borrower or such other Loan Party for its own account (but not including funds held in custodian or trust accounts or the "Horseman's Account") with such Bank or participant or such branch, Subsidiary or Affiliate. Such right shall exist whether or not any Bank or the Agent shall have made any demand under this Agreement or any other Loan Document, whether or not such debt owing to or funds held for the account of the Borrower or such other Loan Party is or are matured or unmatured and regardless of the existence or adequacy of any Collateral, Guaranty or any other security, right or remedy available to any Bank or the Agent; and

                      8.2.4   Suits, Actions, Proceedings.

            If an Event of Default shall occur and be continuing, and whether or not the Agent shall have accelerated the maturity of Loans pursuant to any of the foregoing provisions of this Section 8.2, the Agent or any Bank, if owed any amount with respect to the Loans, may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents, including as permitted by applicable Law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Agent or such Bank; and

                      8.2.5   Application of Proceeds; Collateral Sharing.

                             8.2.5.1 Application of Proceeds.

                 From and after the date on which the Agent has taken any action pursuant to this Section 8.2 and until all Obligations of the Loan Parties have been paid in full, any and all proceeds received by the Agent from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy by the Agent, shall be applied as follows:

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                             (i)  first,  to  reimburse  the Agent and the Banks
for out-of-pocket costs, expenses and disbursements, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by the Agent or the Banks in connection with realizing on the Collateral or collection of any Obligations of any of the Loan Parties under any of the Loan Documents, including advances made by the Banks or any one of them or the Agent for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including advances for taxes, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral;

                             (ii)  second, to the repayment  of all Indebtedness
then due and unpaid (the Indebtedness in the following clauses (A) and (B) shall be pari passu and amounts shall be paid ratably to the holders thereof):
(A) of the Loan Parties to the Banks incurred under this Agreement or any of the other Loan Documents, whether of principal, interest, fees, expenses or otherwise, in such manner as the Agent may determine in its discretion, and
(B) of the Loan Parties to any IRP Provider under a Permitted Secured Interest Rate Protection Agreement provided by such IRP Provider; and

                             (iii) the balance, if any, as required by Law.

                             8.2.5.2 Collateral Sharing.

                 All Liens granted under each Mortgage, the Patent Trademark and Copyright Security Agreement, the Patent, Trademark and Copyright Security Agreement--Calder and Tropical, the Pledge Agreement, and the Security Agreement and the related collateral security documents shall secure ratably and on a pari passu basis (i) the Obligations in favor of the Agent and the Banks hereunder and (ii) the Indebtedness incurred by any of the Loan Parties in favor of any IRP Provider under a Permitted Secured Interest Rate Protection Agreement. The Agent under the Mortgages, Security Agreement, Pledge Agreement, Patent, Trademark and Copyright Security Agreement and Patent, Trademark and Copyright Security Agreement--Calder and Tropical and related collateral security documents shall be deemed to serve as the collateral agent (the "Collateral Agent") for the IRP Provider thereunder, provided that the Collateral Agent shall comply with the instructions and directions of the Agent (or the Banks under this Agreement to the extent that this Agreement or any other Loan Documents empowers the Banks to direct the Agent), as to all matters relating to the Collateral, including the maintenance and disposition thereof. No IRP Provider shall be entitled or have the power to direct or instruct the Collateral Agent on any such matters or to control or direct in any manner the maintenance or disposition of the Collateral.

                      8.2.6   Other Rights and Remedies.

                      In addition to all of the rights and remedies contained in this Agreement or in any of the other Loan Documents (including the Mortgages), the Agent shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable Law, all of which rights and
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remedies shall be cumulative and non-exclusive,  to the extent permitted by Law.
The Agent may, and upon the request of the Required Banks shall, exercise all post-default rights granted to the Agent and the Banks under the Loan Documents or applicable Law.

               8.3     Notice of Sale.

               Any notice required to be given by the Agent of a sale, lease, or other disposition of the Collateral or any other intended action by the Agent, if given ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Borrower.

                                  9. THE AGENT

               9.1     Appointment.

               Each Bank hereby irrevocably designates, appoints and authorizes PNC Bank to act as Agent for such Bank under this Agreement and to execute and deliver or accept on behalf of each of the Banks the other Loan Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. PNC Bank agrees to act as the Agent on behalf of the Banks to the extent provided in this Agreement.

               9.2     Delegation of Duties.

               The Agent may perform any of its duties  hereunder  by or through agents or employees (provided such delegation does not constitute a relinquishment of its duties as Agent) and, subject to Sections 9.5 [Reimbursement of Agent by Borrower, Etc.] and 9.6, shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained.

               9.3     Nature of Duties; Independent Credit Investigation.

               The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or otherwise exist. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement a fiduciary or trust relationship in respect of any Bank; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement except as

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expressly set forth herein.  Without  limiting the  generality of the foregoing, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Each Bank expressly acknowledges (i) that the Agent has not made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of any of the Loan Parties, shall be deemed to constitute any representation or warranty by the Agent to any Bank; (ii) that it has made and will continue to make, without reliance upon the Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of each of the Loan Parties in connection with this Agreement and the making and continuance of the Loans hereunder; and (iii) except as expressly provided herein, that the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of any Loan or at any time or times thereafter.

               9.4     Actions in Discretion of Agent; Instructions From the
Banks.

               The Agent agrees, upon the written request of the Required Banks, to take or refrain from taking any action of the type specified as being within the Agent's rights, powers or discretion herein, provided that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable Law. In the absence of a request by the Required Banks, the Agent shall have authority, in its sole discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Banks or all of the Banks. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Banks, subject to Section 9.6 [Exculpatory Provisions, Etc.]. Subject to the provisions of Section 9.6, no Bank shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Banks, or in the absence of such instructions, in the absolute discretion of the Agent.

               9.5   Reimbursement and Indemnification of Agent by the Borrower.

               The Borrower unconditionally agrees to pay or reimburse the Agent and hold the Agent harmless against (a) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including fees and expenses of counsel, appraisers and environmental consultants, incurred by the Agent (i) in connection with the development, negotiation, preparation, printing, execution, administration, syndication, interpretation and performance of this Agreement and the other Loan Documents, (ii) relating to any requested amendments, waivers or consents pursuant to the provisions hereof, (iii) in connection with the enforcement of this Agreement or any other Loan Document or collection of amounts due hereunder or thereunder or the proof and allowability

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

of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (iv) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, and (b) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Agent hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Agent's gross negligence or willful misconduct, or if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld. In addition, if an Event of Default exists and is continuing, the Borrower agrees to reimburse and pay all reasonable out-of-pocket expenses of the Agent's regular employees and agents engaged periodically to perform audits of the Loan Parties' books, records and business properties.

               9.6     Exculpatory Provisions; Limitation of Liability.

               Neither the Agent nor any of its directors, officers, employees, agents, attorneys or Affiliates shall (a) be liable to any Bank for any action taken or omitted to be taken by it or them hereunder, or in connection herewith including pursuant to any Loan Document, unless caused by its or their own gross negligence or willful misconduct, (b) be responsible in any manner to any of the Banks for the effectiveness, enforceability, genuineness, validity or the due execution of this Agreement or any other Loan Documents or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Agreement or any other Loan Documents, or (c) be under any obligation to any of the Banks to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Loan Parties, or the financial condition of the Loan Parties, or the existence or possible existence of any Event of Default or Potential Default. No claim may be made by any of the Loan Parties, any Bank, the Agent or any of their respective Subsidiaries against the Agent, any Bank or any of their respective directors, officers, employees, agents, attorneys or Affiliates, or any of them, for any special, indirect or consequential damages or, to the fullest extent permitted by Law, for any punitive damages in respect of any claim or cause of action (whether based on contract, tort, statutory liability, or any other ground) based on, arising out of or related to any Loan Document or the transactions contemplated hereby or any act, omission or event occurring in connection therewith, including the

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negotiation, documentation,  administration or collection of the Loans, and each of the Loan Parties, (for itself and on behalf of each of its Subsidiaries), the Agent and each Bank hereby waive, releases and agree never to sue upon any claim for any such damages, whether such claim now exists or hereafter arises and whether or not it is now known or suspected to exist in its favor. Each Bank agrees that, except for notices, reports and other documents expressly required to be furnished to the Banks by the Agent hereunder or given to the Agent for the account of or with copies for the Banks, the Agent and each of its directors, officers, employees, agents, attorneys or Affiliates shall not have any duty or responsibility to provide any Bank with an credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Loan Parties which may come into the possession of the Agent or any of its directors, officers, employees, agents, attorneys or Affiliates.

               9.7     Reimbursement and Indemnification of Agent by Banks.

               Each Bank agrees to reimburse and indemnify the Agent (to the extent not reimbursed by the Borrower and without limiting the Obligation of the Borrower to do so) in proportion to its Ratable Share from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including attorneys' fees and disbursements, and costs of appraisers and environmental consultants, of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Agent hereunder or thereunder, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (a) if the same results from the Agent's gross negligence or willful misconduct, or (b) if such Bank was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that such Bank shall remain liable to the extent such failure to give notice does not result in a loss to the Bank), or (c) if the same results from a compromise and settlement agreement entered into without the consent of such Bank, which shall not be unreasonably withheld. In addition, each Bank agrees promptly upon demand to reimburse the Agent (to the extent not reimbursed by the Borrower and without limiting the Obligation of the Borrower to do so) in proportion to its Ratable Share for all amounts due and payable by the Borrower to the Agent in connection with the Agent's periodic audit of the Loan Parties' books, records and business properties.

               9.8     Reliance by Agent.

               The Agent shall be entitled to rely upon any writing, telegram, telex or teletype message, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

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               9.9     Notice of Default.

               The Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless the Agent has received written notice from a Bank or the Borrower referring to this Agreement, describing such Potential Default or Event of Default and stating that such notice is a "notice of default."

               9.10    Notices.

               The Agent shall promptly send to each Bank a copy of all notices received from the Borrower pursuant to the provisions of this Agreement or the other Loan Documents promptly upon receipt thereof. The Agent shall promptly notify the Borrower and the other Banks of each change in the Base Rate and the effective date thereof.

               9.11    Banks in Their Individual Capacities.

               With respect to its Revolving Credit Commitment, the Revolving Credit Loans made by it and any other rights and powers given to it as a Bank hereunder or under any of the other Loan Documents, the Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not the Agent, and the term "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. PNC Bank and its Affiliates and each of the Banks and their respective Affiliates may, without liability to account, except as prohibited herein, make loans to, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking or trust business with, the Loan Parties and their Affiliates, in the case of the Agent, as though it were not acting as Agent hereunder and in the case of each Bank, as though such Bank were not a Bank hereunder. The Banks acknowledge that, pursuant to such activities, the Agent or its Affiliates may (i) receive information regarding the Loan Parties (including information that may be subject to confidentiality obligations in favor of the Loan Parties) and acknowledge that the Agent shall be under no obligation to provide such information to them, and (ii) accept fees and other consideration from the Loan Parties for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

               9.12    Holders of Notes.

               The Agent may deem and treat any payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

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               9.13    Equalization of Banks.

               The  Banks and the  holders  of any  participations  in any Notes agree among themselves that, with respect to all amounts received by any Bank or any such holder for application on any Obligation hereunder or under any Note or under any such participation, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Banks and such holders in proportion to their interests in payments under the Notes, except as otherwise provided in Section 3.4.3 [Agent's and Bank's Rights], 4.4.2 [Replacement of a Bank] or 4.5 [Additional Compensation in Certain Circumstances]. The Banks or any such holder receiving any such amount shall purchase for cash from each of the other Banks an interest in such Bank's Loans in such amount as shall result in a ratable participation by the Banks and each such holder in the aggregate unpaid amount under the Notes, provided that if all or any portion of such excess amount is thereafter recovered from the Bank or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Bank or the holder making such purchase.

               9.14    Successor Agent.

               The Agent (i) may resign as Agent or (ii) shall resign if such resignation is requested by the Required Banks (if the Agent is a Bank, the Agent's Loans and its Commitment shall be considered in determining whether the Required Banks have requested such resignation) or required by Section 4.4.2 [Replacement of a Bank], in either case of (i) or (ii) by giving not less than thirty (30) days' prior written notice to the Borrower. If the Agent shall resign under this Agreement, then either (a) the Required Banks shall appoint from among the Banks a successor agent for the Banks, subject to the consent of the Borrower, such consent not to be unreasonably withheld, or (b) if a successor agent shall not be so appointed and approved within the thirty (30) day period following the Agent's notice to the Banks of its resignation, then the Agent shall appoint, with the consent of the Borrower, such consent not to be unreasonably withheld, a successor agent who shall serve as Agent until such time as the Required Banks appoint and the Borrower consents to the appointment of a successor agent. Upon its appointment pursuant to either clause (a) or (b) above, such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent, effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the resignation of any Agent hereunder, the provisions of this Section 9 shall inure to the benefit of such former Agent and such former Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Agent under this Agreement.


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               9.15    Agent's Fee.

               The Borrower shall pay to the Agent a nonrefundable fee (the "Agent's Fee") under the terms of a letter (the "Agent's Letter") between the Borrower and Agent, as amended from time to time.

               9.16    Availability of Funds.

               The Agent may assume that each Bank has made or will make the proceeds of a Loan available to the Agent unless the Agent shall have been notified by such Bank on or before the later of (1) the close of Business on the Business Day preceding the Borrowing Date with respect to such Loan or two (2) hours before the time on which the Agent actually funds the proceeds of such Loan to the Borrower (whether using its own funds pursuant to this Section 9.16 or using proceeds deposited with the Agent by the Banks and whether such funding occurs before or after the time on which Banks are required to deposit the proceeds of such Loan with the Agent). The Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank, the Agent shall be entitled to recover such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon such demand from the Borrower) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on the date the Agent recovers such amount, at a rate per annum equal to (i) the Federal Funds Effective Rate during the first three
(3) days after such interest shall begin to accrue and (ii) the applicable interest rate in respect of such Loan after the end of such three-day period.

               9.17    Calculations.

               In the absence of gross negligence or willful misconduct, the Agent shall not be liable for any error in computing the amount payable to any Bank whether in respect of the Loans, fees or any other amounts due to the Banks under this Agreement. In the event an error in computing any amount payable to any Bank is made, the Agent, the Borrower and each affected Bank shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

               9.18    Beneficiaries.

               Except as  expressly  provided  herein,  the  provisions  of this
Section 9 are solely for the benefit of the Agent and the Banks, and the Loan Parties shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any of the Loan Parties.

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                               10. MISCELLANEOUS

               10.1    Modifications, Amendments or Waivers.
               With the written consent of the Required Banks, the Agent, acting on behalf of all the Banks, and the Borrower, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Banks or the Loan Parties hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the Obligations of the Loan Parties hereunder or thereunder. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Banks and the Loan Parties; provided, that, without the written consent of all the Banks, no such agreement, waiver or consent may be made which will:

                      10.1.1  Increase of Commitment; Extension of Expiration
Date.

              Increase the amount of the Revolving Credit Commitment of any Bank hereunder or extend the Expiration Date;

                      10.1.2 Extension of Payment; Reduction of Principal, Interest or Fees; Modification of Terms of Payment.

           Whether or not any Loans are outstanding, extend the time for payment of principal or interest of any Loan, the Commitment Fee or any other fee payable to any Bank, or reduce the principal amount of or the rate of interest borne by any Loan or reduce the Commitment Fee or any other fee payable to any Bank, or otherwise affect the terms of payment of the principal of or interest of any Loan, the Commitment Fee or any other fee payable to any Bank;

                      10.1.3  Release of Collateral or Guarantor.

           Except for sales of assets permitted by Section 7.2.6 [Disposition of Assets or Subsidiaries], release any Collateral consisting of capital stock or other ownership interests of any Loan Party or its Subsidiary or substantially all of the assets of any Loan Party, any Guarantor from its Obligations under the Guaranty Agreement or any other security for any of the Loan Parties' Obligations; or

                      10.1.4  Miscellaneous

               Amend Section 4.2 [Pro Rata Treatment of Banks], 9.6 [Exculpatory Provisions, Etc.] or 9.13 [Equalization of Banks] or this Section 10.1, alter any provision regarding the pro rata treatment of the Banks, change the definition of Required Banks, or change any requirement providing for the Banks or the Required Banks to authorize the taking of any action hereunder

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provided,  further, that no agreement,  waiver or consent which would modify the interests, rights or obligations of the Agent in its capacity as Agent or as the issuer of Letters of Credit shall be effective without the written consent of the Agent.

               10.2   No Implied Waivers; Cumulative Remedies; Writing Required.

               No course of dealing and no delay or failure of the Agent or any Bank in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Agent and the Banks under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of any Bank of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

               10.3 Reimbursement and Indemnification of Banks by the Borrower; Taxes.

               The Borrower agrees unconditionally upon demand to pay or reimburse to each Bank (other than the Agent, as to which the Borrower's Obligations are set forth in Section 9.5 [Reimbursement of Agent By Borrower, Etc.]) and to save such Bank harmless against (i) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements (including fees and expenses of counsel for each Bank except with respect to (a) and (b) below), incurred by such Bank (a) in connection with the administration and interpretation of this Agreement, and other instruments and documents to be delivered hereunder, (b) relating to any amendments, waivers or consents pursuant to the provisions hereof, (c) in connection with the enforcement of this Agreement or any other Loan Document, or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (d) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, or
(ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Bank, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Bank hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) if the same results from such Bank's gross negligence or willful misconduct, or (B) if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the

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Borrower),  or (C) if the same results from a compromise or settlement agreement
entered  into  without  the  consent  of  the  Borrower,   which  shall  not  be
unreasonably withheld. The Banks will attempt to minimize the fees and expenses of legal counsel for the Banks which are subject to reimbursement by the Borrower hereunder by considering the usage of one law firm to represent the Banks and the Agent if appropriate under the circumstances. The Borrower agrees unconditionally to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Agent or any Bank to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees unconditionally to save the Agent and the Banks harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions.

               10.4    Holidays.

               Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day such payment shall be due on the next Business Day and such extension of time shall be included in computing interest and fees, except that the Loans shall be due on the Business Day preceding the Expiration Date if the Expiration Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (except as provided in Section 3.2 [Interest Periods] with respect to Interest Periods under the Euro-Rate Option), and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

               10.5    Funding by Branch, Subsidiary or Affiliate.

                      10.5.1  Notional Funding.

         Each Bank shall have the right from time to time, without notice to the Borrower, to deem any branch, Subsidiary or Affiliate (which for the purposes of this Section 10.5 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Bank) of such Bank to have made, maintained or funded any Loan to which the Euro-Rate
Option applies at any time, provided that immediately following (on the assumption that a payment were then due from the Borrower to such other office), and as a result of such change, the Borrower would not be under any greater financial obligation pursuant to Section 4.5 [Additional Compensation in Certain Circumstances] than it would have been in the absence of such change. Notional funding offices may be selected by each Bank without regard to such Bank's actual methods of making, maintaining or funding the Loans or any sources of funding actually used by or available to such Bank.

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                      10.5.2  Actual Funding.

            Each Bank shall have the right from time to time to make or maintain any Loan by arranging for a branch, Subsidiary or Affiliate of such Bank to make or maintain such Loan subject to the last sentence of this Section 10.5.2. If any Bank causes a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Loans to the same extent as if such Loans were made or maintained by such Bank, but in no event shall any Bank's use of such a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder cause such Bank or such branch, Subsidiary or Affiliate to incur any cost or expenses payable by the Borrower hereunder or require the Borrower to pay any other compensation to any Bank (including any expenses incurred or payable pursuant to Section 4.5 [Additional Compensation in Certain Circumstances]) which would otherwise not be incurred.

               10.6    Notices.

               All   notices,   requests,    demands,   directions   and   other
communications (as used in this Section 10.6, collectively referred to as "notices") given to or made upon any party hereto under the provisions of this Agreement shall be by telephone or in writing (including telex or facsimile communication) unless otherwise expressly permitted hereunder and shall be delivered or sent by telex or facsimile to the respective parties at the addresses and numbers set forth under their respective names on Schedule 1.1(B) hereof or in accordance with any subsequent unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly herein provided, be effective (a) in the case of telex or facsimile, when received, (b) in the case of hand-delivered notice, when hand-delivered, (c) in the case of telephone, when telephoned, provided, however, that in order to be effective, telephonic notices must be confirmed in writing no later than the next day by letter, facsimile or telex, (d) if given by mail, four (4) days after such communication is deposited in the mail with first-class postage prepaid, return receipt requested, and (e) if given by any other means (including by air courier), when delivered; provided, that notices to the Agent shall not be effective until received. Any Bank giving any notice to any Loan Party shall simultaneously send a copy thereof to the Agent, and the Agent shall promptly notify the other Banks of the receipt by it of any such notice.

               10.7    Severability.

               The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

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               10.8    Governing Law.

               Each   Letter  of  Credit  and  Section  2.7  [Letter  of  Credit
Subfacility] shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be revised or amended from time to time, and to the extent not inconsistent therewith, the internal laws of the Commonwealth of Kentucky without regard to its conflict of laws principles and the balance of this Agreement shall be deemed to be a contract under the Laws of the Commonwealth of Kentucky and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Kentucky without regard to its conflict of laws principles.

               10.9    Prior Understanding.

               This Agreement and the other Loan Documents supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein, including any prior confidentiality agreements and commitments.

               10.10   Duration; Survival.

               All  representations and warranties of the Loan Parties contained herein or made in connection herewith shall survive the making of Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of this Agreement, any investigation by the Agent or the Banks, the making of Loans, issuance of Letters of Credit, or payment in full of the Loans. All covenants and agreements of the Loan Parties contained in Sections 7.1 [Affirmative Covenants], 7.2 [Negative Covenants] and 7.3 [Reporting Requirements] herein shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow or request Letters of Credit hereunder and until termination of the Commitments and payment in full of the Loans and expiration or termination of all Letters of Credit. All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Notes, Section 4 [Payments] and Sections 9.5 [Reimbursement of Agent by Borrower, Etc.], 9.7 [Reimbursement of Agent by Banks, Etc.] and 10.3 [Reimbursement of Banks by Borrower; Etc.], shall survive payment in full of the Loans, expiration or termination of the Letters of Credit and termination of the Commitments.

               10.11   Successors and Assigns.

(i) This Agreement shall be binding upon and shall inure to the benefit of the Banks, the Agent, the Loan Parties and their respective successors and assigns, except that none of the Loan Parties may assign or transfer any of its rights and Obligations hereunder or any interest herein. Each Bank may, at its own cost, make assignments of or sell participations in all or any part of its Commitments and the Loans made by it to one or more banks or other entities, subject to the consent of the Borrower and the Agent with respect to any

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assignee,  such consent not to be  unreasonably  withheld,  provided that (1) no consent of the Borrower shall be required (A) if an Event of Default exists and is continuing, or (B) in the case of an assignment by a Bank to an Affiliate of such Bank, and (2) any assignment by a Bank to a Person other than an Affiliate of such Bank may not be made in amounts less than the lesser of $5,000,000 or the amount of the assigning Bank's Commitment. In the case of an assignment, upon receipt by the Agent of the fully executed Assignment and Assumption Agreement, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it had been a signatory Bank hereunder, the Commitments shall be adjusted accordingly, and upon surrender of any Note subject to such assignment, the Borrower shall execute and deliver a new Note to the assignee in an amount equal to the amount of the Revolving Credit Commitment assumed by it and a new Revolving Credit Note to the assigning Bank in an amount equal to the Revolving Credit Commitment retained by it hereunder. Any Bank which assigns any or all of its Commitment or Loans to a Person other than an Affiliate of such Bank shall pay to the Agent a service fee in the amount of $3,500 for each assignment. In the case of a participation, the participant shall only have the rights specified in Section 8.2.3 [Set-off] (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto and not to include any voting rights except with respect to changes of the type referenced in Sections
10.1.1 [Increase of Commitment,  Etc.], 10.1.2 [Extension of Payment,  Etc.], or
10.1.3 [Release of Collateral or Guarantor]), all of such Bank's obligations under this Agreement or any other Loan Document shall remain unchanged, and all amounts payable by any Loan Party hereunder or thereunder shall be determined as if such Bank had not sold such participation.

                             (ii) Any assignee or participant which is not
incorporated under the Laws of the United States of America or a state thereof shall deliver to the Borrower and the Agent the form of certificate described in Section 10.17 [Tax Withholding Clause] relating to federal income tax withholding. Each Bank may furnish any publicly available information concerning any Loan Party or its Subsidiaries and any other information concerning any Loan Party or its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees or participants), provided that such assignees and participants agree to be bound by the provisions of Section 10.12 [Confidentiality].

                             (iii) Notwithstanding any other provision in this
Agreement, any Bank may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement, its Note and the other Loan Documents to any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14 without notice to or consent of the Borrower or the Agent. No such pledge or grant of a security interest shall release the transferor Bank of its obligations hereunder or under any other Loan Document.

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               10.12   Confidentiality.

                      10.12.1 General.

         The Agent and the Banks each agree to keep confidential all information obtained from any Loan Party or its Subsidiaries which is nonpublic and confidential or proprietary in nature (including any information the Borrower specifically designates as confidential), except as provided below, and to use such information only in connection with their respective capacities under this Agreement and for the purposes contemplated hereby. The Agent and the Banks shall be permitted to disclose such information (i) to outside legal counsel, accountants and other professional advisors who need to know such information in connection with the administration and enforcement of this Agreement, subject to agreement of such Persons to maintain the confidentiality, (ii) to assignees and participants as contemplated by Section 10.11, and prospective assignees and participants (it being understood that any such prospective assignee or participant receiving such information shall be bound by the confidentiality provisions like those in Section 10.12.1), (iii) to the extent requested by any bank regulatory authority or, with notice to the Borrower, as otherwise required by applicable Law or by any subpoena or similar legal process, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Agreement, (iv) if it becomes publicly available other than as a result of a breach of this Agreement or becomes available from a source not known to be subject to confidentiality restrictions, or (v) if the Borrower shall have consented to such disclosure.

                10.12.2 Sharing Information With Affiliates of the Banks.

         Each Loan Party acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Bank or by one or more Subsidiaries or Affiliates of such Bank and each of the Loan Parties hereby authorizes each Bank to share any information delivered to such Bank by such Loan Party and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Bank to enter into this Agreement, to any such Subsidiary or Affiliate of such Bank, it being understood that any such Subsidiary or affiliate of any Bank receiving such information shall be bound by the provisions of Section 10.12.1 as if it were a Bank hereunder. Such Authorization shall survive the repayment of the Loans and other Obligations and the termination of the Commitments.

               10.13   Counterparts.

               This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

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               10.14   Agent's or Bank's Consent.

               Whenever the Agent's or any Bank's consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition or event, the Agent and each Bank shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral, the payment of money or any other matter.

               10.15   Exceptions.

               The representations, warranties and covenants contained herein shall be independent of each other, and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable Law.

               10.16   CONSENT TO FORUM; WAIVER OF JURY TRIAL.

               EACH LOAN PARTY HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE CIRCUIT COURT OF JEFFERSON COUNTY, KENTUCKY, AND THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF KENTUCKY, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH LOAN PARTY AT THE ADDRESSES PROVIDED FOR IN SECTION 10.6 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF.

               EACH LOAN PARTY WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.

               EACH LOAN PARTY, THE AGENT AND THE BANKS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION,

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CONTRACT CLAIMS,  TORT CLAIMS,  BREACH OF DUTY CLAIMS,  AND ALL OTHER COMMON LAW
AND STATUTORY CLAIMS. THE LOAN PARTIES ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH SUCH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, AND THAT EACH LOAN PARTY HAS ALREADY RELIED ON THE WAIVER IN ITS RELATED FUTURE DEALINGS WITH THE OTHERS. THE LOAN PARTIES FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE REVOLVING CREDIT NOTES, THE SWING LINE NOTE OR THE OTHER LOAN DOCUMENTS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

               10.17   Tax Withholding Clause.

               Each Bank or assignee or participant of a Bank that is not incorporated under the Laws of the United States of America or a state thereof agrees that it will deliver to each of the Borrower and the Agent two (2) duly completed copies of the following: (i) Internal Revenue Service Form W-9, 4224 or 1001, or other applicable form prescribed by the Internal Revenue Service, certifying that such Bank, assignee or participant is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes, or is subject to such tax at a reduced rate under an applicable tax treaty, or (ii) Internal Revenue Service Form W-8 or other applicable form or a certificate of such Bank, assignee or participant indicating that no such exemption or reduced rate is allowable with respect to such payments. Each Bank, assignee or participant required to deliver to the Borrower and the Agent a form or certificate pursuant to the preceding sentence shall deliver such form or certificate as follows: (A) each Bank which is a party hereto on the Closing Date shall deliver such form or certificate at least five (5) Business Days prior to the first date on which any interest or fees are payable by the Borrower hereunder for the account of such Bank; (B) each assignee or participant shall deliver such form or certificate at least five (5) Business Days before the effective date of such assignment or participation (unless the Agent in its sole discretion shall permit such assignee or participant to deliver such form or certificate less than five (5) Business Days before such date in which case it shall be due on the date specified by the Agent). Each Bank, assignee or participant which so delivers a Form W-8, W-9, 4224 or 1001 further undertakes to deliver to each of the Borrower and the Agent two (2) additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, either certifying that such Bank, assignee or participant is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes or is subject to such tax at a reduced rate under an applicable tax treaty or stating that no such exemption or reduced rate is allowable. The Agent shall be entitled to withhold United States federal income taxes at the full withholding rate unless the Bank, assignee or participant establishes an exemption or that it is subject to a reduced rate as established pursuant to the above provisions.

               10.18   Joinder of Guarantors.

               If a Subsidiary of the Borrower is required to join this Agreement as a Guarantor pursuant to Section 7.2.8 [Subsidiaries, Partnerships and Joint Ventures] or 7.2.5(3) [Permitted Acquisitions], (A) such Subsidiary shall execute and deliver to the Agent (i) a Guarantor Joinder in substantially the form attached hereto as Exhibit 1.1(G)(1) pursuant to which it shall join as a Guarantor each of the documents to which the Guarantors are parties; (ii) documents in the forms described in Section 6.1 [First Loans] modified as appropriate to relate to such Subsidiary, including opinions of counsel with respect to such Subsidiary; and (iii) documents necessary to grant and perfect Prior Security Interests to the Agent for the benefit of the Banks in all Collateral held by such Subsidiary and in the ownership interests in such Subsidiary, and (B) to the extent required under this Agreement, the Loan Party which holds the ownership interests in such Subsidiary shall take such steps as are necessary to pledge such interests pursuant to the Pledge Agreement and grant to the Agent Prior Security Interests therein. The Loan Parties shall deliver such Guarantor Joinder and related documents to the Agent within five
(5) Business Days after the date of the filing of such Subsidiary's articles of incorporation if the Subsidiary is a corporation, the date of the filing of its certificate of limited partnership if it is a limited partnership or the date of its organization if it is an entity other than a limited partnership or corporation or the closing date of an acquisition agreement in the case of a Permitted Acquisition.

               10.19   Joinder of a New Bank.

         Any person which is to become a party to this Agreement as a Bank (each a "New Bank") pursuant to an increase in commitments (and not by assignment) shall execute and deliver to Agent a Bank Joinder to this Agreement in substantially the form attached hereto as Exhibit 1.1(B)(1). Upon execution and delivery of a Bank Joinder (the "Joinder Date"), such New Bank shall be a party hereto and a Bank under each of the Loan Documents for all purposes. The Borrower shall repay all outstanding Revolving Credit Loans under the Base Rate Option and such payment may be made through with new Loans on the Joinder Date in which case the New Bank and the other Banks shall participate ratably in such new Loans. The New Bank shall participate in all Letters of Credit outstanding on the Joinder Date. The New Bank shall not participate in any Revolving Credit Loans to which the Euro-Rate Option applies which are outstanding on the Joinder Date. If Borrower should renew after the Joinder Date the Euro-Rate Option with respect to Revolving Credit Loans existing on such date, the Borrower shall be deemed to repay the applicable Revolving Credit Loans on the renewal date and then reborrow a similar amount on such date so that the New Bank shall participate in such Revolving Credit Loans after such renewal date. Schedule 1.1(B) shall be amended and restated on the date of such Bank Joinder to read as set forth on the attachment to such Bank Joinder. Simultaneously with the execution and delivery of such Bank Joinder, Borrower shall execute a Revolving Credit Note and deliver it to such New Bank together with originals of such other documents described in Section 6.1 hereof as such New Bank may reasonably require.

               10.20   Terms and Conditions Prior to The PMW Lien Consent Date.

                             (1) The  Loan  Parties  have  submitted  to the PMW
that certain letter dated April 19, (the "PMW Letter"), a copy of which is attached hereto as Exhibit 10.20(A), requesting, among other things, that the PMW agree to amend the PMW Acquisition Consent (the "PMW Consent Amendment") to provide that thePMW consents to the following transactions under the Loan Documents, all as more fully described in the PMW Letter: (i) the grant by Calder and Tropical of Liens in their assets to the Agent, (ii) the pledge by CDMC of the stock of Calder and Tropical in favor of the Agent, (iii) the pledge by the Borrower of the stock of CDMC in favor of the Agent, and (iv) the grant of Liens under the Calder Mortgage. The following provisions shall apply between the date hereof and the Florida PMW Lien Consent Date(as defined below):

                             (i)     Notwithstanding anything herein or in any
of the Loan Documents to the contrary,

                                    (A)    the Calder Mortgage and assignment of
leases and rents (the "Assignment") each executed by Calder and dated as of the Closing Date, the Patent Trademark and Copyright Security Agreement--Calder and Tropical executed by Calder and Tropical and dated as of the Closing Date, the subordination non-disturbance and attornment agreement (the "SNDA") executed by Tropical and dated as of the Closing Date, and the financing statements executed by Calder and Tropical perfecting Liens in their fixtures and personal property in which Calder and Tropical have granted Liens to the Agent under the Mortgage, Pledge Agreement and the Security Agreement (the "Financing Statements") and the certificates evidencing the shares of stock of Calder, Tropical and CDMC and related stock powers signed by the owners of such shares (collectively the "Certificates and Powers") shall be held by Wyatt Tarrant & Combs, counsel for the Borrower, in escrow and shall not be effective until the PMW Lien Consent Date at which time it shall be released from escrow and shall be effective; and

                                   (B) the grant by Calder and Tropical of Liens
to the Agent for the benefit of the Banks in their respective assets pursuant to the Security Agreement shall not be effective (but such grant of Liens shall become effective automatically on the PMW Lien Consent Date).

                             (ii) The  Borrower's  right to borrow Loans
hereunder is limited to the amounts set forth in Section 2.1.

                      (2) The "PMW Lien Consent Date" shall occur upon the satisfaction of each of the following conditions:

                        (a) The PMW shall have executed and delivered to the Loan Parties the PMW Consent Amendment in the form described in the PMW Letter and consenting to all of the matters described in the PMW Letter and the Loan Parties shall have delivered a true and correct copy of the same to the Agent;

                           (b)     Calder, Tropical, CDMC and the Borrower shall
have executed and delivered an acknowledgment (the "Acknowledgment") in the form of Exhibit 10.20(B) confirming that:

                                   (1)    Wyatt Tarrant & Combs is authorized to
release the Calder Mortgage, the SNDA, the Assignment, the Patent Trademark and Copyright Security Agreement--Calder and Tropical, the Financing Statements and the Certificates and Powers (collectively, the "Escrow Documents") from escrow and deliver such documents to the Agent and that the Escrow Documents each has become effective,

                              (2)    the grant of Liens in the assets of Calder
and Tropical under the Security Agreement have become effective,

                                    (3)    Schedule A to the Pledge Agreement is
amended in the form of Schedule A attached to such Acknowledgment and the Pledged Collateral shall thereafter include the stock of CDMC, Calder and Tropical;

                          (c)     The executed Calder Mortgage, SNDA, Assignment
Patent Trademark and Copyright Security Agreement--Calder and Tropical, Financing Statements, and CDMC Stock each shall have been delivered to the Agent;

                          (d)    Greenberg Traurig, P.A. shall have delivered an
opinion in the form set forth as Exhibit 10.20(C) addressing the creation, priority and perfection of Liens in the assets and stock of Calder and Tropical and the stock of CDMC under the Mortgage, the Pledge Agreement, the Security Agreement and the Patent Trademark and Copyright Security Agreement.

3

                   [SIGNATURE PAGE 1 OF 3 TO CREDIT AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

                                            BORROWER:

                                            CHURCHILL DOWNS INCORPORATED



                                            By:  \s\ Robert L. Decker
                                            Title:Executive Vice President
                                                  and CFO


                                            GUARANTORS:

                                            CHURCHILL DOWNS MANAGEMENT COMPANY



                                            By: \s\ Robert L. Decker
                                            Title: Vice President and Treasurer


                                            CHURCHILL DOWNS INVESTMENT COMPANY



                                            By: \s\ Robert L. Decker
                                            Title: President


                                            RACING CORPORATION OF AMERICA



                                            By: \s\ Robert L. Decker
                                            Title: Treasurer


                                            ELLIS PARK RACE COURSE, INC.



                                            By: \s\ Robert L. Decker
                                            Title: Treasurer

                   [SIGNATURE PAGE 2 OF 3 TO CREDIT AGREEMENT]

                                                   CALDER RACE COURSE, INC.



                                            By: \s\ Robert L. Decker
                                            Title: Vice President and Treasurer


                                            TROPICAL PARK, INC.



                                            By:\s\ Robert L. Decker
                                            Title: Vice President and Treasurer

                   [SIGNATURE PAGE 3 OF 3 TO CREDIT AGREEMENT]



                                            PNC BANK, NATIONAL ASSOCIATION,
                                            individually and as Agent



                                            By:  \s\ Susan C. Snyder
                                            Title: Vice President


                                            BANK ONE, KENTUCKY, NA



                                            By: \s\ H. Joseph Brenner
                                            Title: Senior Vice President


                                            CIBC INC.



                                            By: \s\ Dean Decker
                                            Title: Executive Director
                                               CIBC Oppenheimer Corp., AS AGENT

6

                               SCHEDULE 1.1(A)(1)

             VARIABLE PRICING AND FEES BASED ON LEVERAGE RATIO
       (This grid applies before the Covenant/Pricing Modification Date.)

 Level  Leverage Ratio  Commitment Fee      Base Rate Spread   Euro-Rate Spread
---------------------- ------------------ ------------------- ------------------

   I   Less than 2.0        .25%                  0%                1.00%
           to 1.0
---------------------- ------------------ ------------------- ------------------

        Greater than
        or equal to
  II     2.0 to 1.0         .25%                  0%                1.25%
       but less than
         2.5 to 1.0
---------------------- ------------------ ------------------- ------------------
---------------------- ------------------ ------------------- ------------------

        Greater than
        or equal to
  III    2.5 to 1.0         .25%                  0%                1.50%
       but less than
         3.0 to 1.0
---------------------- ------------------ ------------------- ------------------
---------------------- ------------------ ------------------- ------------------

        Greater than
        or equal to
  IV     3.0 to 1.0         .375%                .25%               1.75%
       but less than
         3.5 to 1.0
---------------------- ------------------ ------------------- ------------------
---------------------- ------------------ ------------------- ------------------

        Greater than
        or equal to
   V     3.5 to 1.0         .375%                .50%               2.00%
       but less than
         4.0 to 1.0
---------------------- ------------------ ------------------- ------------------
---------------------- ------------------ ------------------- ------------------

        Greater than
        or equal to
  VI     4.0 to 1.0         .50%                 .75%               2.25%
       but less than
         4.5 to 1.0
---------------------- ------------------ ------------------- ------------------
---------------------- ------------------ ------------------- ------------------

          Greater than
  VII     or equal to         .50%                1.00%               2.50%
           4.5 to 1.0
-------- ---------------------------------- ------------------- ---------------

        For purposes of determining the Applicable Margin and the Applicable Commitment Fee Rate under this Schedule 1.1(A)(1) and Schedule 1.1(A)(2) when such schedule goes into effect:

        (a) The Applicable Margin and the Applicable Commitment Fee Rate shall be determined on the Closing Date based on the Leverage Ratio computed in a certificate in the form of Exhibit 6.1.4 to be delivered on the Closing Date setting forth the Leverage Ratio for the four quarters ending on December 31, 1998.

        (b) The Applicable Margin and the Applicable Commitment Fee Rate shall be recomputed as of the end of each fiscal quarter ending after December 31, 1998 based on the Leverage Ratio as of such quarter end and at any time that the Borrower makes a Permitted Acquisition. Any increase or decrease in the Applicable Margin or the Applicable Commitment Fee Rate computed as of a quarter end shall be effective on the date on which the Compliance Certificate evidencing such computation is due to be delivered under Section 7.3.3. Any increase in the Applicable Margin or the Applicable Commitment Fee Rate resulting from a Permitted Acquisition shall become effective as of the date of such Permitted Acquisition. Any decrease in the Applicable Margin or the Applicable Commitment Fee Rate resulting from a Permitted Acquisition shall not become effective at the time of such Permitted Acquisition; adjustments to the Applicable Margin and the Applicable Commitment Fee Rate after the date of such Permitted Acquisition shall be made only upon receipt of a quarterly Compliance Certificate evidencing that an adjustment is to be made in accordance with the first and second sentence of this paragraph.

                               SCHEDULE 1.1(A)(2)

                      VARIABLE PRICING AND FEES BASED ON LEVERAGE RATIO (This grid applies on and after the Covenant/Pricing Modification Date.)

---------------------- -------------------- ------------------- ----------------



 Level Leverage Ratio  Commitment Fee      Base Rate Spread   Euro-Rate Spread
----------------------------------------- ------------------- ------------------
----------------------------------------- ------------------- ------------------


   I   Less than 2.0        .25%                  0%                .75%
           to 1.0
----------------------------------------- ------------------- ------------------
----------------------------------------- ------------------- ------------------

        Greater than
        or equal to
  II     2.0 to 1.0         .25%                  0%                1.00%
       but less than
         2.5 to 1.0
----------------------------------------- ------------------- ------------------
----------------------------------------- ------------------- ------------------

        Greater than
        or equal to
  III    2.5 to 1.0         .25%                  0%                1.25%
       but less than
         3.0 to 1.0
----------------------------------------- ------------------- ------------------
----------------------------------------- ------------------- ------------------

        Greater than
        or equal to
  IV     3.0 to 1.0         .25%                  0%                1.50%
       but less than
         3.5 to 1.0
----------------------------------------- ------------------- ------------------
----------------------------------------- ------------------- ------------------

        Greater than
        or equal to
   V     3.5 to 1.0         .375%                .25%               1.75%
       but less than
         4.0 to 1.0
----------------------------------------- ------------------- ------------------
----------------------------------------- ------------------- ------------------

        Greater than
        or equal to
  VI     4.0 to 1.0         .375%                .50%               2.00%
       but less than
         4.5 to 1.0
----------------------------------------- ------------------- ------------------
----------------------------------------- ------------------- ------------------

        Greater than
  VII   or equal to         .50%                 .75%               2.25%
         4.5 to 1.0
----------------------------------------- ------------------- ------------------

                                 SCHEDULE 1.1(B)

                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

                                   Page 1 of 2



Part 1 - Commitments of Banks and Addresses for Notices to Banks


                           Amount of Commitment
                              for Revolving
                               Credit Loans                       Swing Loan
            Bank                                 Ratable Share    Commitment
PNC Bank, National Association
Citizens Plaza
500 West Jefferson Street
Louisville, KY  40202-2823
Attention: Susan C. Snyder
Telephone   (502) 581-3980
Telecopy:   (502) 581-3355      $165,000,000      66.000000%       $10,000,000

Bank One, Kentucky, NA
416 West Jefferson Street
Louisville, Kentucky 40202
Attention: H. Joseph Brenner
Telephone   (502) 566-2789
Telecopy:   (502) 566-2367      $50,000,000       20.000000%            $0

CIBC Oppenheimer Corp.
350 South Grand Avenue, Suite 2600
Los Angeles, CA  90071
Attention:  Dean Decker
Phone:      (213)-617-6245
FAX:        (213)-346-0157                                              $0
                                $35,000,000       14.000000%

        Total                   $250,000,000      100.000000%      $10,000,000
                                ============      ==========       ===========

                                 SCHEDULE 1.1(B)

                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

                                   Page 2 of 2



Part 2 - Addresses for Notices to Borrower and Guarantors:


AGENT

PNC Bank, National Association
Citizens Plaza
500 West Jefferson Street
Louisville, KY  40202-2823
Attention: Susan C. Snyder
Telephone      (502) 581-3980
Telecopy:      (502) 581-3355

PNC Bank, National Association
One PNC Plaza,
249 Fifth Avenue
Pittsburgh, PA  15222-2707
Attention:  Arlene Ohler
Telephone      (412) 762-3627
Telecopy:      (412)-762-8672
BORROWER AND GUARANTORS:

Churchill Downs Incorporated
700 Central Avenue
Louisville, KY  40208
Robert L. Decker
Chief Financial Officer and Executive Vice President
Telephone:   (502)-636-4400
Telecopy:    (502)-636-4439

                                  SCHEDULE 7.2

                            FINANCIAL COVENANT LEVELS


                  (1)          (2)            (3)           (4)           (5)            (6)
                             Maximum        Maximum                     Minimum        Minimum
                              Senior        Senior                      Interest      Interest
                             Leverage      Leverage                     Coverage      Coverage
                              Ratio       Ratio After                    Ratio       Ratio After
               Maximum        Before       Covenant/      Minimum        Before       Covenant/
   Fiscal      Total        Covenant/       Pricing        Fixed       Covenant/       Pricing
Quarter Ended  Leverage      Pricing     Modification      Charge       Pricing     Modification
                 Ratio     Modification      Date         Coverage    Modification      Date
                               Date                        Ratio          Date

  12/31/98*       4.75         4.75          4.25           1.00          2.00          2.50

  03/31/99        4.75         4.75          4.25           1.00          2.00          2.50
  06/30/99        4.75         4.75          4.25           1.00          2.00          2.50
  09/30/99        4.75         4.75          4.25           1.00          2.00          2.50
  12/31/99        4.75         4.75          4.25           1.00          2.00          2.50

   3/31/00        4.50         4.50          4.25           1.00          2.00          2.75
   6/30/00        4.50         4.50          4.25           1.00          2.00          2.75
   9/30/00        4.50         4.25          4.25           1.00          2.00          2.75
  12/31/00        4.50         4.25          4.25           1.00          2.00          2.75

   3/31/01        4.50         4.00          4.00           1.10          2.25          3.00
   6/30/01        4.50         4.00          4.00           1.10          2.25          3.00
   9/30/01        4.50         4.00          4.00           1.10          2.25          3.00
  12/31/01        4.50         4.00          4.00           1.10          2.25          3.00

   3/31/02        4.00         3.75          3.75           1.25          2.50          3.00
   6/30/02        4.00         3.75          3.75           1.25          2.50          3.00
   9/30/02        4.00         3.75          3.75           1.25          2.50          3.00
  12/31/02        4.00         3.75          3.75           1.25          2.50          3.00

  03/31/03        4.00         3.50          3.50           1.25          2.75          3.00
  06/30/03        4.00         3.50          3.50           1.25          2.75          3.00
   9/30/03        4.00         3.50          3.50           1.25          2.75          3.00
  12/31/03        4.00         3.50          3.50           1.25          2.75          3.00

* These required ratio levels apply to covenants measured on the Closing Date in the Closing Date Compliance Certificate. Income and expense items are measured as of the four quarters ending as of December 31, 1998 and balance sheet items are measured on the Closing Date for purposes of computing such covenants on the Closing Date.

                  [SIGNATURE PAGE 1 OF 3 TO CREDIT AGREEMENT}


     IN WITNESS WHEREOF, the parties hereto by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

                                         BORROWER:

                                         CHUIRCHILL DOWNS INCORPORATED




                                         By:\s\ Robert L. Decker
                                         Title: Executive Vice President and CFO


                                         GUARANTORS;

                                         CHURCHILL DOWN MANAGEMENT
                                         COMPANY




                                         By:\s\ Robert L. Decker
                                         Title: Vice President and Treasurer

                                         CHURCHILL DOWNS INVESTMENT
                                         COMPANY




                                         By:\s\ Robert L. Decker
                                         Title: President

                                         RACING CORPORATION OF AMERICA




                                         By:\s\ Robert L. Decker
                                         Title: Treasurer

                                         ELLIS PARK RACE COURSE, INC.




                                         By:\s\ Robert L. Decker
                                         Title: Treasurer

                   SIGNATURE PAGE 2 OF 3 TO CREDIT AGREEMENT}


                                         CALDER RACE COURSE, INC.




                                         By:\s\ Robert L. Decker
                                         Title: Vice President and Treasurer


                                         TROPICAL PARK, INC.




                                         By:\s\ Robert L. Decker
                                         Title: Vice President and Treasurer

                   SIGNATURE PAGE 3 OF 3 TO CREDIT AGREEMENT}


                                         PNC BANK, NATIONAL ASSOCIATION,
                                         individually and as Agent




                                         By: \s\ Susan C. Snyder
                                         Title:  Vice President


                                         BANK ONE, KENTUCKY, NA




                                         By: \s\ H. Joseph Brenner
                                         Title: Senior Vice President


                                         CIBC INC.




                                         By: \s\ Dan Decker
                                         Title: Executive Director
                                                CIBC Oppenheimer Corp., AS AGENT